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As Filed with the Securities and Exchange Commission on April 30, 2004

Registration File No. 333-45963
811-7337

SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM N-6

                            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933        / /
                            Pre-Effective Amendment No.        / /
                            Post-Effective Amendment No. 9        /x/
                            and
                            REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940        / /
                            Amendment No. 13        /x/

(Check appropriate box or boxes)

Protective Variable Life Separate Account
 (Exact name of registrant)

Protective Life Insurance Company
 (Name of depositor)

2801 Highway 280 South
Birmingham, Alabama 35223
(Address of depositor's principal executive offices)

(800) 265-1545
Depositor's Telephone Number, including Area Code

NANCY KANE, Esq.
2801 Highway 280 South
Birmingham, Alabama 35223
(Name and address of agent for service)

Copy to:
STEPHEN E. ROTH, Esq.
Sutherland Asbill & Brennan LLP
1275 Pennsylvania Avenue, N.W.
Washington, DC 20004-2415

        It is proposed that this filing will become effective:

                        / /  Immediately upon filing pursuant to paragraph (b) of Rule 485

                        /x/  On May 1, 2004 pursuant to paragraph (b) of Rule 485

                        / /  60 days after filing pursuant to paragraph (a) of Rule 485

                        / /  On May 1, 2004 pursuant to paragraph (a) of Rule 485

Title of Securities Being Registered: Interests in Individual
Modified Single Premium Variable and Fixed Life Insurance Policies

PROSPECTUS
May 1, 2004

Protective Preserver
Single Premium Plus
An Individual Modified Single Premium Variable and Fixed Life Insurance Policy

Issued by
 Protective Variable Life Separate Account
and
 Protective Life Insurance Company
2801 Highway 280 South
Birmingham, Alabama 35223
Telephone: (800) 265-1545

        This Prospectus describes the Protective Preserver individual modified single premium variable and fixed life insurance policies (the "Policy") issued by Protective Life Insurance Company (the "Company" or "Protective Life"). The Policy may be issued to individuals or groups. The Policy is designed to provide insurance protection on the life of the Insured named in the Policy.

        This prospectus also describes the Protective Single Premium Plus (also known as The Protective SPVL in some states) which was offered by Protective in most states prior to June 2002 but is no longer available for sale. References in this prospectus to the Policy will also refer to the Single Premium Plus unless the context otherwise requires.

        This Prospectus sets forth basic information about the Policy and the Variable Account that a prospective investor should know before investing. You should consider the Policy in conjunction with other insurance you own. It may not be advantageous to replace existing insurance with the Policy, or to finance the purchase of the Policy through a loan or through withdrawals from another policy. Additional fees and charges may apply. Please read this Prospectus and the Statement of Additional Information carefully before you invest.

        The Policy is a modified endowment contract for federal income tax purposes, except in certain cases described under "Tax Considerations". A loan, distribution, or other amount received from a modified endowment contract during the life of the Insured will be taxed to the extent of any accumulated income in the contract. Amounts that are taxable withdrawals will be subject to a 10% additional tax, with certain exceptions.

        Generally, the minimum initial premium accepted by Protective is $10,000. Protective reserves the right to allocate the initial premium to the Oppenheimer Money Fund Sub-Account or to the Fixed Account during the Cancellation Period. At the end of the Cancellation Period, any amount so allocated will be transferred to the Funds specified in the Owner's application.

        The Policy Value and, in certain circumstances, the Death Benefit will fluctuate with the investment performance of the investment options you select. Within certain limits, you may return the Policy.

        You have a number of investment choices in this Policy. You may allocate your Policy's value to the Guaranteed Account, which credits a specified rate of interest (where we bear the investment risk), or among 38 variable investment options (where you have the investment risk) with Funds from:

        •  Goldman Sachs Variable Insurance Trust

        •  Van Kampen Life Investment Trust

        •  The Universal Institutional Funds, Inc.

        •  MFS® Variable Insurance Trust

        •  Oppenheimer Variable Account Funds

        •  Fidelity® Variable Insurance Products Funds

        •  Lord Abbett Series Fund, Inc.

        A prospectus for each of the Funds available through the Variable Account contains comprehensive information about each Fund. Please read these documents before investing and save them for future reference.

        Please note that the Policies and/or the Funds:

        •  are not guaranteed to provide any benefits;

        •  are not insured by the FDIC or any other government agency;

        •  are not bank deposits or other obligations of a bank and are not bank guaranteed; and

        •  are subject to risks, including loss of the amount invested, tax risks and Policy Lapse.

        The Securities and Exchange Commission ("SEC") has not approved or disapproved the Policy or determined that this Prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

        Policies (except for Policies issued in certain states) include an arbitration provision that mandates resolution of all disputes arising under the Policy through binding arbitration. This provision is intended to restrict an Owner's ability to litigate such disputes.

Table of Contents

Policy Benefits/Risks Summary	3
Policy Benefits	3
Policy Risks	5
Fund Risks	7
Fee Table	8
The Policy	14
Premiums	15
Calculation of Policy Value	16
Death Benefit Proceeds	18
Transfers of Policy Value	19
Surrenders and Withdrawals	22
Policy Loans	23
Suspension or Delays in Payments	26
Policy Lapse and Reinstatement	26
The Company and the Guaranteed Account	27
The Variable Account and the Funds	29
Goldman Sachs Variable Insurance Trust	30
Van Kampen Life Investment Trust	30
The Universal Institutional Funds, Inc.	30
MFS® Variable Insurance Trust	30
Oppenheimer Variable Account Funds	31
Fidelity® Variable Insurance Products Funds	31
Lord Abbett Series Fund, Inc.	31
Charges and Deductions	34
Tax Considerations	38
Supplemental Riders and Endorsements	42
Exchange Privilege	44
Effects of the Exchange Offer	45
Use of the Policy	46
State Variations	46
Sale of the Policies	47
Legal Proceedings	48
Arbitration	48
Financial Statements	48
Glossary	49
Statement of Additional Information Table of Contents	51

POLICY BENEFITS/RISKS SUMMARY

        This summary describes the Policy's important benefits and risks. The sections in the Prospectus following this summary discuss the Policy's benefits and other provisions in more detail. The Glossary at the end of this Prospectus defines certain words and phrases used in this Prospectus.

        The Policy is an individual modified single premium variable and fixed life insurance policy for individuals and certain groups.

Purposes of the Policy

        The Policy is designed to be a long-term investment providing insurance benefits. You should consider the Policy in conjunction with other insurance policies you own, as well as your need for insurance and the Policy's long-term potential. It may not be advantageous to replace existing insurance coverage with the Policy. In particular, replacement should be carefully considered if the decision to replace existing coverage is based solely on a comparison of policy illustrations.

Policy Benefits

Death Benefit

        If the Insured dies while the Policy is in force, we pay a death benefit to your beneficiary. The Death Benefit Proceeds generally pass to the beneficiary free of federal and state income tax at the death of the Insured.

        The Death Benefit is equal to the greater of:

    •
    The current Face Amount; or

    •
    A specified percentage of the Policy Value as indicated on a table set forth in the Policy.

        The Death Benefit is reduced by any money you owe us, such as outstanding loans or liens, (i.e., payments made under an accelerated death benefit rider or endorsement) interest on loans or liens, or unpaid charges. You may increase the Face Amount on your Policy under certain circumstances.

Investment Options

        You may invest in your choice of up to 38 different investment options, as well as the Guaranteed Account, within your Policy.

Cancellation Privilege

        For a limited time after you receive your Policy, you have the right to cancel your Policy and receive a refund.

Lapse Protection Rider — Protective Preserver

        You may purchase this optional rider on the Protective Preserver Policy. This rider provides lapse protection under the Policy. As long as the rider remains in effect, Protective guarantees that a Policy that would otherwise Lapse at the end of a grace period because the Surrender Value was insufficient to cover the Monthly Deduction will remain in force. The lapse protection provided by this rider will terminate if the Policy is surrendered or if there is a loan or Face Amount increase on the Policy. The rider will also apply to any other rider which is in force on the Policy as of the last day of the grace period, unless otherwise indicated in the rider. There is a charge for this rider. This rider is not available on Policies with carryover loans.

Exchange Privilege

        You may exchange an existing life insurance policy for this Policy, subject to certain restrictions.

Policy Value Credit — Protective Preserver

        Subject to the conditions described further on in the Prospectus, on the tenth Policy Anniversary and on each Policy Anniversary thereafter, the Company credits additional Policy Value to your Protective Preserver Policy. On Policy Anniversaries after the ninth Policy Anniversary as of which unloaned Policy Value is at least $50,000 but less than $500,000, the credit is equal to .50% of the unloaned Policy Value. On Policy Anniversaries as of which the unloaned Policy Value is equal to or greater than $500,000, the credit is equal to 1% of the unloaned Policy Value. The Policy Value Credit is not available on the Single Premium Plus (or the Protective SPVL) Policies.

Transfers

        Subject to certain restrictions you may transfer Policy Value among the Sub-Accounts and the Guaranteed Account. The Company has the right to restrict such transfers until after the later of 30 days after the Policy Effective Date or six days after the expiration of the Cancellation Period. The Company also may restrict or refuse to honor excessive transfers, including "market timing" transfers.

•
Dollar-Cost Averaging. You may elect to automatically transfer specified dollar amounts on a monthly or quarterly basis (at least $100 monthly or $300 quarterly) subject to the following restrictions: no transfers may be made into the DCA Fixed Account, the Fixed Account or the Sub-Account investing in the Oppenheimer Funds Money Fund. You must have a Policy Value of at least $5,000 in the source Sub-Account or the Guaranteed Account at the time of election. You must elect this option for periods of at least 6 months, but not more than 48 months. Dollar cost averaging from the DCA Fixed Account is only available at the time of application, and may offer a higher current credited rate of interest. The maximum period for dollar cost averaging from the DCA Fixed Account is 12 months.

•
Portfolio Rebalancing. You have the option to instruct Protective Life to automatically transfer, on a quarterly, semi-annual or annual basis, your Variable Account Value among specified Sub-Accounts to achieve a particular percentage allocation of Variable Account Value among such Sub-Accounts ("Portfolio Rebalancing"). A minimum Variable Account Value of $100 is required for Portfolio Rebalancing. The percentage allocation of your Variable Account Value for Portfolio Rebalancing will be based on your premium allocation instructions in effect at the time of rebalancing, unless you elect otherwise.

Withdrawals

        You may take money out of your Policy at any time while the Policy is in force and the Insured is still living, subject to certain restrictions. The minimum withdrawal amount is $500.

•
Annual Withdrawal Amounts. Subject to certain restrictions, each Policy Year you may withdraw a certain amount, equal to the greater of the Annual Withdrawal Amount or the amount by which the Policy Value exceeds premiums paid, without incurring a surrender charge or premium tax recovery charge. During the first Policy Year, the Annual Withdrawal Amount is equal to 10% of the initial premium. Thereafter, it is equal to 10% of cumulative premiums paid as of the last Policy Anniversary, minus any previous withdrawals.

Loans

        You may borrow using your Policy Value as collateral at any time while the Policy is in force and the Insured is still living. Generally the minimum amount you may borrow is $500 and the maximum is 90% of your Cash Value. This maximum is reduced by any Policy Debt or liens (including accrued interest) that is outstanding on the date your loan request is received at the Home Office. State variations may apply. As collateral for the loan, we transfer an amount equal to the loan out of the Sub-Accounts and the Guaranteed Account and into the Loan Account on a pro-rata basis, unless you specify another allocation. Except in the case of a carry-over or Preferred Loan, annual interest rates charged for loans are 6.0% in all Policy Years. If the Surrender Value of the Policy exceeds premiums paid a Preferred

Loan will be available. A carry-over loan is a loan which is transferred from another policy that is exchanged under Section 1035 of the Internal Revenue Code. A carry-over loan must be approved by Protective Life. For Preserver Policies applied for on or after December 19, 2003 in all states other than Illinois, Massachusetts and Oregon and for Preserver Policies applied for on or after January 26, 2004 in Illinois, Massachusetts and Oregon, the current annual interest rate charged on a carry-over loan or the Preferred Loan portion of the outstanding Policy Debt is 3.0% (4.0% for Single Premium Plus Policies, Preserver Policies applied for in all states other than Illinois, Massachusetts and Oregon before December 19, 2003, and for Preserver Policies applied for before January 26, 2004 in Illinois, Massachusetts and Oregon). You may repay all or part of your borrowings at any time while the Insured is alive and the Policy is in force. Borrowing will generally have tax consequences.

Settlement Options

        You may choose a variety of ways to receive the proceeds of the Policy.

Comprehensive Long-Term Care Accelerated Death Benefit Rider

        This rider provides an accelerated payment of part of the Policy's Death Benefit to the Owner if the Insured has a qualifying chronic illness and is confined to a nursing home facility or receiving home health care, assisted living care or adult day care (subject to the terms and conditions of the rider). This rider is not available in all states. State variations apply. There is a charge for this rider.

Waiver of Surrender Charge Endorsement

        Under certain circumstances, a waiver of surrender charges will be available after the first Policy Year if the Owner of the Policy enters a Nursing Home or is diagnosed as having a terminal illness.

Policy Risks

Investment Risk

        If you invest your Policy Value in one or more Sub-Accounts, then you will be subject to the risk that investment performance may be unfavorable causing the Policy Value to decrease and the Monthly Deduction to increase (which, in turn, further decreases future Policy Value). This is because poor investment performance diminishes Policy Value thereby increasing the Net Amount at Risk under the Policy and, correspondingly, increasing the cost of insurance which is part of the Monthly Deduction. You could lose everything you invest. If you allocate Policy Value to the Guaranteed Account, then we credit your Policy Value (in the Guaranteed Account) with a declared rate of interest, but you assume the risk that the rate may decrease, although it will never be lower than the guaranteed minimum annual effective rate shown on your Policy's specification page.

Risk of Lapse

        Unless the optional lapse protection rider is in effect, if your Surrender Value (without taking into account any liens on the Policy) on a Monthly Anniversary Day is less than the amount of the Monthly Deduction due on that date, the Policy will be in default and a grace period will begin. We will send you notice of the premium required to prevent Lapse. You have a 61-day grace period to make a payment of premium at least sufficient to cover the current and past-due Monthly Deductions or the Policy will Lapse. You may reinstate a Lapsed Policy, subject to certain conditions. If you purchase the optional lapse protection rider offered on the Protective Preserver Policy, Protective guarantees that a Policy that would otherwise Lapse at the end of a grace period because the Surrender Value was insufficient to cover the Monthly Deduction will remain in force. The rider will terminate if the Policy is surrendered or if there is a loan or Face Amount increase on the Policy.

Withdrawal and Surrender Risks

        The Surrender Charge under the Policy applies during the first 9 Policy Years. The Surrender Value of the Policy is generally the Policy Value less the Surrender Charge and Policy Debt and liens (including accrued interest). You should purchase the Policy only if you have the financial ability to keep it in force for a substantial period of time. You should not purchase the Policy if you intend to surrender all or part of the account value in the near future. We designed the Policy to meet long-term financial goals. The Policy is not suitable as a short-term investment.

        Even if you do not ask to surrender your Policy, Surrender Charges may play a role in determining whether your Policy will Lapse (terminate without value), because Surrender Charges decrease the Surrender Value.

        Withdrawals are permitted, subject to certain limitations, for a fee. Withdrawals in excess of the Annual Withdrawal Amount or the amount by which the Surrender Value exceeds premiums paid, will be subject to surrender charges and premium tax recovery charges during the first nine Policy Years. Withdrawals will reduce the Face Amount of the Policy.

        A surrender will generally have tax consequences.

Tax Risks

        We anticipate that the Policy should generally be treated as a life insurance contract under federal income tax law. There is less guidance, however, with respect to Policies issued on a substandard issue basis and to Policies with term riders. Therefore, it is not clear whether such Policies will in all cases satisfy the applicable requirements. Assuming that a Policy qualifies as a life insurance contract for federal income tax purposes, you should not be considered to be in receipt of any portion of your Policy's Cash Value until there is an actual distribution from the Policy. Moreover, Death Benefits payable under the Policy should be excludable from the gross income of the beneficiary. Although the beneficiary generally should not have to pay federal income tax on the Death Benefit, other taxes, such as estate taxes, may apply.

        The Policy will generally be considered a modified endowment contract. If the Policy is a modified endowment contract, transactions such as withdrawals and loans will be treated first as a distribution of the earnings in the Policy and will be taxable as ordinary income in the year received. In addition, if the Owner is under age 59 1/2 at the time of a surrender, withdrawal or loan, the amount that is included in income is generally subject to a 10% penalty tax.

        If the Policy is not a modified endowment contract, distributions generally are treated first as a return of basis or investment in the contract and then as taxable income. Moreover, loans are generally not treated as distributions. Finally, neither distributions nor loans from a Policy that is not a modified endowment contract are subject to the 10% penalty tax.

        See "Tax Considerations." You should consult a qualified tax adviser for assistance in all Policy-related tax matters.

Loan Risks

        A policy loan, whether or not repaid, has a permanent effect on the Policy Value, and potentially the Death Benefit, because the investment results of the Sub-Accounts and current interest rates credited on the Guaranteed Account Value do not apply to Policy Value in the Loan Account. Since interest credited on the Loan Account is transferred to the Sub-Accounts, even if the interest rate charged on the Policy Debt is equal to the rate credited on Policy Value in the Loan Account, unpaid interest will be added to the outstanding loan and will increase the loan balance. The larger the loan and the longer the loan is outstanding, the greater will be the effect on Policy Value held as collateral in the Loan Account.

        Your Policy may Lapse if your outstanding loan amounts reduce the Surrender Value to zero. If the Policy is a modified endowment contract, certain amounts may be subject to income tax. If a Policy lapses with loans outstanding, certain amounts may be subject to income tax. Policy loans also may increase the potential for Lapse if the investment results of the Sub-Accounts to which Surrender Value is allocated is unfavorable.

        If the Insured dies while a loan is outstanding, the loan balance, which includes any unpaid interest, will be deducted from the Death Benefit.

        A lapse protection rider on a Protective Preserver Policy will terminate on the date any loan is taken on the Policy.

Specialized Uses of the Policy

        Because your Policy provides for an accumulation of Policy Values as well as Death Benefit, you may wish to use it for various individual and business planning purposes. Purchasing the Policy in part for such purposes may involve certain risks. For example, if the investment performance of the Sub-Accounts is poorer than expected or if sufficient premiums are not paid, the Policy may Lapse or may not accumulate sufficient Policy Value to fund the purpose for which you purchased the Policy. Withdrawals and Policy Loans may significantly affect current and future Policy Value, Surrender Value or Death Benefit proceeds. The Policy is designed to provide benefits on a long-term basis. Before purchasing a Policy for a specialized purpose, you should consider whether the long-term nature of the Policy is consistent with the purpose for which it is being considered. In addition, using a Policy for a specialized purpose may have tax consequences.

Fund Risks

        A comprehensive discussion of the risks of each Fund may be found in each Fund's prospectus. Please refer to the Funds' prospectuses for more information.

FEE TABLES
Protective Preserver

        The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the Protective Preserver Policy. If the amount of a charge depends on the personal characteristics of the Insured, then the fee table lists the minimum and maximum charges we assess under the Policy, and the fees and charges of a representative Insured with the characteristics set forth in the table. These charges may not be typical of the charges you will pay.

        The first table describes the fees and expenses that you will pay at the time that you pay premiums, surrender the Policy, allow the Policy to Lapse, decrease the Initial Face Amount, transfer Policy Value among the Sub-Accounts and to and from the Guaranteed Account, and make withdrawals.

Protective Preserver Transaction Fees
Charge	When Charge is Deducted	Amount Deducted — Maximum Guaranteed Charge	Amount Deducted — Current Charge
Contingent Deferred Sales Charge:(1)
	At the time of any surrender, Lapse, or withdrawal in excess of a specified amount during the first 9 Policy Years	9% of premium payments in the first Policy Year, decreasing by 1% each year in Policy Years 2-9	9% of premium payments in the first Policy Year, decreasing by 1% each year in Policy Years 2-9
Premium Tax Recovery Charge:(1)
	At the time of any surrender, Lapse, or withdrawal in excess of a specified amount during the first 9 Policy Years	2.50% of premium payments in the first Policy Year, decreasing by .25% each year in Policy Years 2-9	2.50% of premium payments in the first Policy Year, decreasing by .25% each year in Policy Years 2-9
Transfer Fee:	Upon each transfer in excess of 12 in a Policy Year	$25 per transfer	$25 per transfer

(1)	The charge decreases each Policy Year until it reaches zero after the 9th Policy Year.

        The next table describes the fees and expenses that you will pay periodically during the time that you own the Protective Preserver Policy, not including the Funds' fees and expenses.

Protective Preserver Periodic Charges Other Than Series Fund Operating Expenses
Charge	When Charge is Deducted	Amount Deducted — Maximum Guaranteed Charge	Amount Deducted — Current Charge
Monthly Policy Expense Charge:(2)	On the Policy Effective Date and each Monthly Anniversary Day	..06% multiplied by the Policy Value (.70% on an annualized basis)	..06% multiplied by the Policy Value (.70% on an annualized basis)
Cost of Insurance:(2)(3)
Minimum and Maximum Charge	On the Policy Effective Date and each Monthly Anniversary Day	$0.06 - $116.13 per $1,000 of net amount at risk	$0.06 - $59.24 per $1,000 of net amount at risk
Charge for a 75 year old male in the nontobacco underwriting class during the first Policy Year	On the Policy Effective Date and each Monthly Anniversary Day	$5.18 per $1,000 of net amount at risk	$5.15 per $1,000 of net amount at risk
Mortality and Expense Risk Charge:	On the Policy Effective Date and each Monthly Anniversary Day	0.075% multiplied by the Variable Account Value, which is equivalent to an annual rate of 0.90% of such amount
0.075% multiplied by the Variable Account Value for Policy Years 1-10, which is equivalent to an annual rate of 0.90% of such amount; 0.042% in Policy Years 11 and thereafter, which is equivalent to an annual rate of 0.50% of such amount

(2)	These charges have been rounded to the nearest hundredth percent. Please see "Charges and Deductions" for additional information.
(3)
Cost of insurance charges vary based on individual characteristics such as the Insured's Issue Age, sex and rate (i.e., underwriting) class, the number of years that the Policy has been in force, and the net amount at risk on either the Policy Effective Date or the applicable Monthly Anniversary Date. The charge generally increases with the Issue Age. The cost of insurance charges shown in the table may not be typical of the charges you will pay. Your Policy's specification page will indicate the guaranteed cost of insurance charges applicable to your Policy, and more detailed information concerning your cost of insurance charges is available on request from our Home Office. Also, before you purchase the Policy, you may request personalized illustrations of hypothetical future benefits under the Policy based upon the Issue Age, sex and rate classification of the Insured, and the Face Amount, premiums, and riders requested.

Protective Preserver Periodic Charges Other Than Series Fund Operating Expenses
Charge	When Charge is Deducted	Amount Deducted — Maximum Guaranteed Charge	Amount Deducted — Current Charge
Annual Maintenance Fee:	On each Policy Anniversary	$35.00	$35.00 (waived for Policies with Policy Value of $50,000 or greater)
Net Cost of Loans(4)	On each Policy Anniversary, as applicable(5)
		3.00% (annually) for standard loans in Policies applied for on or after 12/19/2003 in states other than Illinois, Massachusetts and Oregon, and in Policies applied for on or after 1/26/04 in Illinois, Massachusetts and Oregon (2.0% for Policies applied for before 1/26/04 in Illinois, Massachusetts and Oregon and for Policies applied for in all states before 12/19/2003); 0.25% for carryover/preferred loans	2.00% (annually) for standard loans; 0.00% for carryover/ preferred loans
Supplemental (Optional) Rider Charges:
Lapse Protection Rider(6)	On the Effective Date and on each Monthly Anniversary Day	..02% of the Policy Value (.25% on an annualized basis)	..02% of the Policy Value (.25% on an annualized basis)
Comprehensive Long-Term Care Accelerated Death Benefit Rider(7)	On the Effective Date and on each Monthly Anniversary Day	$63.00	$.21 per $1,000 of Face Amount, guaranteed not to exceed $63.00 per month

(4)	The Net Cost of Loans is the difference between the amount of interest we charge you for a loan and the amount of interest we credit based upon the amount in your Loan Account.
(5)	As long as a loan is outstanding, loan interest must be paid in arrears on each Policy Anniversary or, if earlier, on the date of loan repayment, lapse, surrender, termination, or the Insured's death.
(6)	These charges have been rounded to the nearest hundredth percent. Please see "Supplemental Riders and Endorsements" for additional information.
(7)	State variations of this rider will affect the rider charges, please consult your registered representative for additional information.

Single Premium Plus

        The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the Single Premium Plus Policy. If the amount of a charge depends on the personal characteristics of the Insured, then the fee table lists the minimum and maximum charges we assess under the Policy, and the fees and charges of a representative Insured with the characteristics set forth in the table. These charges may not be typical of the charges you will pay.

        The first table describes the fees and expenses that you will pay at the time that you pay premiums, surrender the Policy, allow the Policy to Lapse, decrease the Initial Face Amount, transfer Policy Value among the Sub-Accounts and to and from the Fixed Account, and make withdrawals.

Single Premium Plus Transaction Fees
Charge	When Charge is Deducted	Amount Deducted — Maximum Guaranteed Charge	Amount Deducted — Current Charge
Contingent Deferred Sales Charge:(8)
	At the time of any surrender, Lapse, or decrease in the Initial Face Amount during the first 9 Policy Years	9% of premium payments in the first Policy Year, decreasing by 1% each year in Policy Years 2-9	9% of premium payments in the first Policy Year, decreasing by 1% each year in Policy Years 2-9
Premium Tax Recovery Charge:(8)
	At the time of any surrender, Lapse, or decrease in the Initial Face Amount during the first 9 Policy Years	2.50% of premium payments in the first Policy Year, decreasing by .25% each year in Policy Years 2-9	2.50% of premium payments in the first Policy Year, decreasing by .25% each year in Policy Years 2-9
Transfer Fee:	Upon each transfer in excess of 12 in a Policy Year	$25 per transfer	$25 per transfer

(8)	The charge decreases each Policy Year until it reaches zero after the 9th Policy Year.

        The next table describes the fees and expenses that you will pay periodically during the time that you own the Single Premium Plus Policy, not including the Funds' fees and expenses.

Single Premium Plus Periodic Charges Other Than Series Fund Operating Expenses
Charge	When Charge is Deducted	Amount Deducted — Maximum Guaranteed Charge	Amount Deducted — Current Charge
Monthly Policy Expense Charge:(9)	On the Policy Effective Date and each Monthly Anniversary Day	..06% multiplied by the Policy Value (.70% on an annualized basis)	..06% multiplied by the Policy Value (.70% on an annualized basis)
Cost of Insurance:(9)(10)
Minimum and Maximum Charge	On the Policy Effective Date and each Monthly Anniversary Day	$0.06 - $116.13 per $1,000 multiplied by the net amount at risk
The lesser of .054% multiplied by the Policy Value during Policy Years 1 through 10; .046% multiplied by the Policy Value in Policy Years 11 and thereafter OR the Guaranteed Maximum Monthly Cost of Insurance
Charge for a 75 year old male in the nontobacco underwriting class during the first Policy Year	On the Policy Effective Date and each Monthly Anniversary Day	$5.18 per $1,000 multiplied by the net amount at risk
The lesser of .054% multiplied by the Policy Value during Policy Years 1 through 10; .046% multiplied by the Policy Value in Policy Years 11 and thereafter OR the Guaranteed Maximum Monthly Cost of Insurance

(9)	These charges have been rounded to the nearest hundredth percent. See "Charges and Deductions" for additional information.
(10)
The maximum cost of insurance charges vary based on individual characteristics such as the Insured's Issue Age, sex and rate (i.e., underwriting) class, the number of years that the Policy has been in force, and the net amount at risk on either the Policy Effective Date or the applicable Monthly Anniversary Date. The charge generally increases with the Issue Age. The maximum cost of insurance charges shown in the table may not be typical of the charges you will pay. Your Policy's specification page will indicate the guaranteed cost of insurance charges applicable to your Policy, and more detailed information concerning your cost of insurance charges is available on request from our Home Office. Also, before you purchase the Policy, you may request personalized illustrations of hypothetical future benefits under the Policy based upon the Issue Age, sex and rate classification of the Insured, and the Face Amount, planned premiums, and riders requested.

Single Premium Plus Periodic Charges Other Than Series Fund Operating Expenses
Charge	When Charge is Deducted	Amount Deducted — Maximum Guaranteed Charge	Amount Deducted — Current Charge
Mortality and Expense Risk Charge:	On the Policy Effective Date and each Monthly Anniversary Day	0.075% multiplied by the Variable Account Value, which is equivalent to an annual rate of 0.90% of such amount
0.075% multiplied by the Variable Account Value for Policy Years 1-10, which is equivalent to an annual rate of 0.90% of such amount; 0.042% in Policy Years 11 and thereafter, which is equivalent to an annual rate of 0.50% of such amount
Annual Maintenance Fee:	On each Policy Anniversary	$35.00	$35.00 (waived for Policies with Policy Value of $50,000 or greater)
Net Cost of Loans(11)	On each Policy Anniversary, as applicable(12)	2.00% (annually) for standard loans; 0.25% for carry-over/preferred loans	2.00% (annually) for standard loans; 0.00% for carry-over/preferred loans
Supplemental (Optional) Rider Charges:
Comprehensive Long-Term Care Accelerated Death Benefit Rider(13)	On the Effective Date and on each Monthly Anniversary Day	..01% multiplied by the Policy Value up to $250,000 (.15% on an annualized basis); no additional charge on Policy Value in excess of $250,000	..01% multiplied by the Policy Value up to $250,000 (.15% on an annualized basis); no additional charge on Policy Value in excess of $250,000

(11)	The Net Cost of Loans is the difference between the amount of interest we charge you for a loan and the amount of interest we credit based upon the amount in your Loan Account.
(12)	As long as a loan is outstanding, loan interest must be paid in arrears on each Policy Anniversary or, if earlier, on the date of loan repayment, lapse, surrender, termination, or the Insured's death.
(13)	These charges have been rounded to the nearest hundredth percent. Please see "Supplemental Riders and Endorsements" for additional information.

 FUND EXPENSES

        The next item shows the minimum and maximum total operating expenses deducted from the total net assets of the Funds during the fiscal year ended December 31, 2003. Expenses of the Funds may be higher or lower in the future. More detail concerning each Fund's fees and expenses is contained in the prospectus for each Fund.

Annual Fund Operating Expenses:

RANGE OF EXPENSES FOR THE FUNDS

	Minimum		Maximum
Total Annual Fund Operating Expenses (total of all expenses that are deducted from fund assets, including management fees, 12b-1 fees, and other expenses)	0.46%	-	11.97	%*
Net Annual Fund Operating Expenses (total of all expenses that are deducted from Fund assets, including management fees, 12b-1 fees, and other expenses — after any contractual waivers of fee and expenses)	0.46%	-	4.31	%**

* The range of Total Annual Fund Operating Expenses shown here does not take into account contractual and voluntary arrangements under which the Funds' advisers currently reimburse Fund expenses or waive fees. Please see the prospectus for each Fund for more information about that Fund's expenses.

** The range of Net Annual Fund Operating Expenses takes into account contractual arrangements that require a Fund's investment adviser to reimburse or waive fund expenses until at least December 31, 2004.

        For information concerning compensation paid to sales representatives in connection with the sale of the Policies, see "Sale of the Policies."

THE POLICY

Purchasing a Policy

        To purchase a Policy, you must submit a completed application and at least the minimum initial premium payment through a licensed representative of Protective Life who is also a registered representative of a broker-dealer having a distribution agreement with Investment Distributors, Inc. Protective Life requires satisfactory evidence of the insurability, which may include a medical examination of the Insured. Generally, Protective Life will issue a Policy covering an Insured up to age 85 if evidence of insurability satisfies Protective Life's underwriting rules. Minimum age requirements may apply. Acceptance of an application depends on Protective Life's underwriting rules, and Protective Life may reject an application for any reason. With your consent, a Policy may be issued on a basis other than that applied for (i.e., on a higher premium class basis due to increased risk factors). A Policy is issued after Protective Life approves the application. Your insurance will not take effect until you pay your minimum initial premium.

        In certain states a Policy may be available only as a group contract. If you purchase a group contract, we will issue you a certificate that represents your ownership and summarizes the provisions of the group contract. References to "Policy" in this Prospectus include certificates, unless the context requires otherwise.

        Insurance coverage under a Policy begins on the Policy Effective Date. Temporary life insurance coverage also may be provided under the terms of a temporary insurance agreement. Under such agreements, the total amount of insurance which may become effective prior to the Policy Effective Date may not exceed $1,000,000 (including the amount of any life insurance and accidental death benefits then in force or applied for with the Company) may be dependent on satisfactory underwriting and other conditions and may not be in effect for more than 60 days. In addition, such agreement may not be issued on proposed Insureds under 15 days of age or over age 80.

        In order to obtain a more favorable Issue Age, Protective Life may permit the Owner to "backdate" a Policy by electing a Policy Effective Date up to six months prior to the date of the original application, subject to state requirements. Charges for the Monthly Deduction and any applicable rider charges for the backdated period are deducted as of the Policy Effective Date.

        The Owner of the Policy may exercise all rights provided under the Policy. The Insured is the Owner, unless a different person is named as Owner in the application. By written notice received by Protective Life at the Home Office while the Insured is living, the Owner may name a contingent Owner or a new Owner. If there are joint Owners, all Owners must authorize the exercise of any right under the Policy. Unless the Owner provides otherwise, in the event of one joint Owner's death, ownership passes to any surviving joint Owner(s). Unless a contingent Owner has been named, ownership of the Policy passes to the estate of the last surviving Owner upon his or her death. A change in Owner may have tax consequences.

        Fees, charges and benefits available under the Policy may vary depending on the state in which the Policy is issued.

Cancellation Privilege

        You may cancel your Policy for a refund during the Cancellation Period by returning it to Protective Life's Home Office or to the sales representative who sold it along with a written cancellation request. The Cancellation Period is determined by the law of the state in which the application is signed and is shown in your Policy. In most states it expires at the latest of

        (1)  10 days after you receive your Policy, or

        (2)  45 days after you sign your application,

        Return of the Policy by mail is effective upon receipt by Protective Life. We will treat the Policy as if it had never been issued. Within seven calendar days after receiving the returned Policy, Protective Life will refund the sum of

        (1)  the difference between premiums paid and amounts allocated to the Guaranteed Account or the Variable Account,

        (2)  Guaranteed Account Value determined as of the Valuation Day the returned Policy is received, and

        (3)  Variable Account Value determined as of the Valuation Day the returned Policy is received.

        This amount may be more or less than the aggregate premiums paid. In states where required, Protective Life will refund premiums paid.

Changes in the Policy or Benefits

        At any time Protective Life may make such changes in the Policy as are necessary to assure compliance with any applicable laws or with regulations or rulings issued by a government agency. This includes, but is not limited to, changes necessary to comply at all times with the definition of life insurance prescribed by the Internal Revenue Code. Any such changes will apply uniformly to all affected Policies and Owners will receive notification of such changes.

PREMIUMS

        Minimum Initial Premium.    The minimum initial premium required depends on a number of factors, including the age, sex and rate class of the proposed Insured, the Initial Face Amount requested by the applicant, any supplemental riders requested by the applicant. Consult your sales representative for information about the initial premium required for the coverage you desire.

        Additional Premiums.    After the first Policy Anniversary, Protective will accept, subject to the limitations described below, additional premium payments. Protective reserves the right to apply all additional premium payments as repayments of Policy Debt, if any. Additional premium may be required to maintain the Policy, depending on investment performance.

        Premium Limitations.    Premiums may be paid by any method acceptable to Protective Life. If by check, the check must be from an Owner (or the Owner's designee other than a sales representative), payable to Protective Life, and be dated prior to its receipt at the Home Office.

        Unless otherwise determined by Protective, additional premium payments must be at least $10,000 and must be remitted to the Home Office. Protective Life also reserves the right to limit the amount of any premium payment. Any additional premium payments made will generally require an increase in the Face Amount of the Policy and therefore will be subject to evidence of insurability. In addition, at any point in time aggregate premiums paid under a Policy may not exceed limitations for life insurance policies as set forth in the Internal Revenue Code. (See "Tax Considerations".) Protective Life will immediately refund any portion of any premium payment, with interest thereon, that is determined to be in excess of the limits established by law to qualify a Policy as a contract for life insurance.

Premium Allocations

        You must indicate in the application how premium payments are to be allocated to the Sub-Accounts, the Fixed Account, and/or the DCA Fixed Account. These allocation instructions apply to both initial and subsequent premium payments. You may change the allocation instructions in effect at any time by written notice to Protective Life at the Home Office. Whole percentages must be used. The sum of the allocations to the Sub-Accounts, Fixed Account and DCA Fixed Account must be equal to 100% of any premium payment. Protective Life reserves the right to establish (i) a limitation on the number of Sub-Accounts to which premium payments may be allocated and/or (ii) a minimum allocation requirement for the Sub-Accounts, Fixed Account and DCA Fixed Account. Currently, the minimum amount that can be allocated to any Sub-Account or the Fixed Account is 5% of any premium payment.

        For Policies issued in states where, upon cancellation during the Cancellation Period, Protective Life returns at least your premiums, Protective Life reserves the right to allocate your initial premium to the Oppenheimer Money Fund Sub-Account or the Fixed Account until the expiration of the number of days in the Cancellation Period plus 6 days starting from the date that the Policy is mailed from the Home Office. Thereafter, the Policy Value in the Oppenheimer Money Fund Sub-Account or the Fixed Account and all premiums will be allocated according to your allocation instructions then in effect.

        Premiums not requiring additional underwriting will be credited to the Policy and the premium payments will be invested as requested on the Valuation Date they are received by the Home Office. However, premium will not be accepted in connection with an increase in Face Amount until underwriting has been completed. When approved, premium payments received will be allocated in accordance to your allocation instructions then in effect.

CALCULATION OF POLICY VALUE

Variable Account Value

        The Variable Account Value reflects the investment experience of the Sub-Accounts to which it is allocated, any premiums allocated to the Sub-Accounts, transfers in or out of the Sub-Accounts, any withdrawals of Variable Account Value, any Surrender Charges deducted, and Monthly Deductions. There is no guaranteed minimum Variable Account Value. A Policy's Variable Account Value therefore depends upon a number of factors. The Variable Account Value for a Policy at any time is the sum of the Sub-Account Values for the Policy on the Valuation Day most recently completed.

        Determination of Units.    For each Sub-Account, the premium(s) or Policy Value transferred are converted into units. The number of units credited is determined by dividing the dollar amount directed to each Sub-Account by the value of the unit for that Sub-Account for the Valuation Day on which the premium(s) or transferred amount is invested in the Sub-Account. Therefore, premiums allocated to or amounts transferred to a Sub-Account under a Policy increase the number of units of that Sub-Account credited to the Policy.

        Determination of Unit Value.    The unit value at the end of every Valuation Day is the unit value at the end of the previous Valuation Day times the net investment factor, as described below. The Sub-Account Value for a Policy is determined on any day by multiplying the number of units attributable to the Policy in that Sub-Account by the unit value for that Sub-Account on that day.

        Net Investment Factor.    The net investment factor is an index applied to measure the investment performance of a Sub-Account from one Valuation Period to the next. Each Sub-Account has a net investment factor for each Valuation Period which may be greater or less than one. Therefore, the value of a unit may increase or decrease. The net investment factor for any Sub-Account for any Valuation Period is determined by dividing (1) by (2), where:

  (1)
  is the result of:
    a.
    the net asset value per share of the Fund held in the Sub-Account, determined at the end of the current Valuation Period; plus

    b.
    the per share amount of any dividend or capital gain distributions made by the Fund to the Sub-Account, if the "ex-dividend" date occurs during the current Valuation Period; plus or minus

    c.
    a per share charge or credit for any taxes reserved for, which is determined by Protective Life to have resulted from the operations of the Sub-Account.
  (2)
  is the net asset value per share of the Fund held in the Sub-Account, determined at the end of the last prior Valuation Period.

Guaranteed Account Value

        The Guaranteed Account Value under a Policy at any time is equal to: (1) that part of the premium(s) allocated to the Fixed Account and the DCA Fixed Account, plus (2) amounts transferred to the Fixed Account, plus (3) interest credited to the Fixed Account and the DCA Fixed Account, less (4) transfers from the Fixed Account and the DCA Fixed Account (including any transfer fees deducted), less (5) withdrawals from the Fixed Account and the DCA Fixed Account, less (6) surrender charges and premium tax recovery charges deducted, less (7) certain Monthly Deductions. See "The Guaranteed Account," for a discussion of how interest is credited to the Fixed Account and the DCA Fixed Account.

Policy Value Credit — Protective Preserver

        Subject to the conditions described below, on the tenth Policy Anniversary and on each Policy Anniversary thereafter, the Company credits additional Policy Value of a Protective Preserver Policy. The amount of the credit depends on the unloaned Policy Value at the end of the appropriate Policy Year. On Policy Anniversaries after the ninth Policy Anniversary as of which unloaned Policy Value is at least $50,000 but less than $500,000, the credit is equal to .50% of the unloaned Policy Value. On Policy Anniversaries as of which the unloaned Policy Value is equal to or greater than $500,000, the credit is equal to 1% of the unloaned Policy Value. No credit is made on Policy Anniversaries if the unloaned Policy Value at the end of the Policy Year is less than $50,000 or on Policy Anniversaries one through nine.

        When made, the Company allocates credits to Policy Value among the various Sub-Accounts and the Fixed Account in accordance with the Owner's allocation instructions for premiums. Credits to Policy

Value are not subject to the premium expense charge or the Surrender Charge and are not treated as premium for tax purposes.

        The Policy Value Credit may not be available on the Protective Preserver Policy in all states. Please consult your registered representative for more information. The Policy Value Credit is not available on the Protective Single Premium Plus Policy.

DEATH BENEFIT PROCEEDS

        As long as the Policy remains in force, Protective Life will pay the Death Benefit Proceeds upon receipt at the Home Office of satisfactory proof of the Insured's death. Protective Life may require return of the Policy. The Death Benefit Proceeds are paid to the primary beneficiary or a contingent beneficiary. The Owner may name one or more primary or contingent beneficiaries and change such beneficiaries, as provided for in the Policy. If no beneficiary survives the Insured, the Death Benefit Proceeds are paid to the Owner or the Owner's estate. Death Benefit Proceeds are paid in a lump sum or under a settlement option.

Calculation of Death Benefit Proceeds

        The Death Benefit Proceeds are equal to the Death Benefit calculated as of the date of the Insured's death, plus benefits under any supplemental riders or endorsements, minus (1) any Policy Debt on that date, (2) any liens for payments made under an accelerated death benefit rider or endorsement including accrued interest, and (3) any past due Monthly Deductions if the Insured died during the grace period.

        The Death Benefit is the greater of: (1) the Face Amount under the Policy on the date of the Insured's death, or (2) a specified percentage of Policy Value as of such date.

        The specified percentage is 250% when the Insured has reached an "Attained Age" of 40 or less by date of death, and decreases each year thereafter to 100% when the Insured has reached an Attained Age of 95 at death. The Death Benefit remains level at the Face Amount unless the Policy Value multiplied by the specified percentage of Policy Value exceeds that Face Amount, in which event the Death Benefit will vary as the Policy Value varies. A table showing these percentages for Attained Ages 0 to 95 and an example of Death Benefit calculations are found in Appendix A.

        If part or all of the Death Benefit is paid in one sum, Protective Life will pay interest on this sum as required by applicable state law from the date of receipt of due proof of the Insured's death to the date of payment.

        Policy Value and in some instances the Death Benefit are impacted by investment experience, separate account charges and fund expenses. The Death Benefit is also affected by withdrawals and decreases in Face Amount and the Death Benefit Proceeds are affected by Policy Debt and liens on the Policy (including accrued interest) and any past due Monthly Deductions (if the Insured died during the grace period).

Increasing the Face Amount

        On or after the first Policy Anniversary, the Owner may request an increase in the Face Amount. Any increase in the Face Amount must be at least $10,000 and an application must be submitted. Protective Life reserves the right to require satisfactory evidence of insurability. In addition, the Insured's Attained Age must be less than the current maximum Issue Age for the Policies, as determined by Protective Life from time to time. The increase in Face Amount will become effective as of the date shown on the supplemental Policy Specifications Page (which will be sent to you), and the Policy Value will be adjusted to the extent necessary to reflect a Monthly Deduction as of the effective date based on the increase in Face Amount.

        As with the Policy itself, a Face Amount increase is subject to a cancellation privilege. Therefore, you may exercise the privilege by canceling any increase in Face Amount within the prescribed cancellation period. In such an event, unless you request otherwise, an amount will be refunded (i.e., credited back to the Policy Value) as described above.

        Impact on Lapse Protection Rider.    A Lapse Protection Rider on a Protective Preserver Policy will terminate as of the effective date of any increase in Face Amount under the Policy.

        Decreasing the Face Amount.    In the event a withdrawal is requested, Protective will reduce the Face Amount proportionately by the requested withdrawal amount (plus any surrender charges and premium tax recovery charges). Protective may reject a withdrawal request if the withdrawal would reduce the Face Amount below the minimum amount for which the Policy would be issued under Protective's then-current rules, or if the withdrawal would cause the Policy to fail to qualify as a life insurance contract under applicable tax laws, as interpreted by Protective.

Settlement Options

        The Policy offers a variety of ways of receiving proceeds payable under the Policy, such as on surrender or death, other than in a lump sum. These alternative settlement options are summarized in the SAI. Any sales representative authorized to sell this Policy can further explain these settlement options upon request. All of these settlement options (except one) are forms of fixed-benefit annuities, which do not vary with the investment performance of a separate account. Under each of the fixed-benefit settlement options, no surrender or withdrawal may be made once payments have begun.

TRANSFERS OF POLICY VALUE

        Upon receipt of written notice to Protective Life at the Home Office you may transfer the Fixed Account Value, DCA Fixed Account or any Policy Value in a Sub-Account to other Sub-Accounts or the Fixed Account, subject to certain restrictions. Transfers (including telephone transfers — described below) received before 3:00 P.M. Central Time are processed as of the Valuation Day the request is received at the Home Office. Requests received after 3:00 P.M. Central Time are processed as of the next Valuation Day. Protective Life may, however defer transfers under the same conditions that payment of Death Benefit Proceeds, withdrawals and surrenders may be delayed. See "Suspension or Delay of Payments". The minimum amount that may be transferred is the lesser of $100 or the entire amount in any Sub-Account or the Fixed Account or DCA Fixed Account from which the transfer is made. If, after the transfer, the amount remaining in a Sub-Account(s), the Fixed Account and/or the DCA Fixed Account would be less than $100, Protective Life reserves the right to transfer the entire amount instead of the requested amount. Protective Life reserves the right to restrict the maximum amount which may be transferred from the Fixed Account in any Policy Year. The maximum is currently the greater of $2,500, or 25% of the Fixed Account Value. Protective Life reserves the right to limit transfers to 12 per Policy Year. For each additional transfer over 12 in any Policy Year, Protective Life reserves the right to charge a transfer fee. The transfer fee, if any, is deducted from the amount being transferred. We have the right to restrict such transfers until the later of thirty days after the Policy Effective Date or six days after the expiration of the Cancellation Period.

        Transfers involving a Guaranteed Account are subject to additional restrictions. The maximum period that amounts may remain in the DCA Fixed Account is 12 months. (See "Dollar-Cost Averaging".) No transfers may be made into the DCA Fixed Account.

        Limitations on excessive transfers, including "market timing" transfers.  We may restrict or refuse to honor any transfer request if we determine that the transfer would be detrimental to any Fund, the Variable Account, other Owners, or owners of other variable life insurance contracts we issue that invest in the Variable Account. Excessive transfers, including "market timing" transfers, of material amounts may be detrimental. Excessive transfers of material amounts can disrupt orderly Fund management strategies and increase Fund expenses by causing the following:

  •
  Increased trading and transaction costs;

  •
  Disruption of planned investment strategies;

  •
  Forced and unplanned portfolio turnover;

  •
  Lost opportunity costs; and

  •
  Large asset swings that decrease the Fund's ability to provide maximum investment return to all Policy Owners.

        In order to try to protect our Policy Owners and the Funds from potential harmful trading activity, the Company has certain market timing policies and procedures (the "Market Timing Procedures"). Our Market Timing Procedures are designed to detect and prevent frequent, large, or short-term transfer activity among the subaccounts of the Separate Account that may adversely affect other Policy Owners or Fund shareholders. Despite our best efforts, however, we cannot guarantee that our Market Timing Procedures will detect every potential market timer.

        We monitor transfer activity in the Policies to identify excessive transfers of material amounts ("excessive transfer activity") in any Policy or group of Policies. We apply the same measure to all Policies and groups of Policies for determining whether there is excessive transfer activity.

        When we identify excessive transfer activity, we impose limitations intended to limit it and thereby ameliorate any detriment to the Funds, the Variable Account and other Owners. First, we suspend non-written methods of requesting transfers; all transfer requests for the affected Policy or group of Policies must be made by written notice. If the activity continues, we then limit the number and dollar amount of transfer requests we will accept within a stated time period for the affected Policy or group of Policies. We apply the same limitations to all Policies or groups of Policies in which we identify excessive transfer activity.

        We reserve the right to change, from time to time, the standards by which we measure for excessive transfer activity and the limitations we impose in response. We will, however, apply the measure and limitations uniformly with respect to all Policies or groups of Policies at any given time.

Reservation of Rights

        Protective Life reserves the right without prior notice to modify, restrict, suspend or eliminate the transfer privileges (including telephone transfers) at any time, for any class of Policies, for any reason. In particular, we reserve the right not to honor transfer requests by a third party holding a power of attorney from an Owner where that third party requests simultaneous transfers on behalf of the Owners of two or more Policies. In the event Protective Life chooses to exercise these rights, we will notify the affected Owners in writing or through a supplement to this Prospectus.

Telephone Transfers

        Transfers may be made upon instructions given by telephone, provided the appropriate election has been made on the application or written authorization is provided.

        Protective Life will confirm all transfer instructions communicated by telephone. For telephone transfers we require a form of personal identification prior to acting on instructions received by telephone. We also make a tape-recording of the instructions given by telephone. If we follow these procedures we are not liable for any losses due to unauthorized or fraudulent instructions. Protective Life reserves the right to suspend telephone transfer privileges at any time for any class of Policies.

        A number of telephonic or electronic services may be available or become available in the future. Telephone and online transfers, and transfers via facsimile, may not always be available. Telephone and computer systems, whether yours, your service provider's or your agent's, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may prevent or delay our receipt of your request. If you are experiencing problems, you should make your transfer request in writing.

        You should protect your PIN (personal identification number) because self-service options will be available to your agent of record and to anyone who provides your PIN. We will not be able to verify that the person providing the electronic transfer instructions through our telephone or online systems is you or is authorized by you.

Dollar-Cost Averaging

        If you elect at the time of application or (other than in connection with the DCA Fixed Account) at any time thereafter by written notice to Protective Life at the Home Office, you may systematically and automatically transfer, on a monthly or quarterly basis, specified dollar amounts subject to the following restrictions: no transfers may be made into the DCA Fixed Account, the Fixed Account, or the Sub-Account investing in the Oppenheimer Funds Money Fund. This is known as the dollar-cost averaging method of investment. By transferring on a regularly scheduled basis as opposed to allocating the total amount at one particular time, you may be less susceptible to the impact of market fluctuations in Sub-Account unit values. Protective Life, however, makes no guarantee that the dollar-cost averaging method will result in a profit or protect against loss.

        You may generally elect dollar cost averaging for periods of at least 6 months but no longer than 48 months, however, the maximum period for dollar cost averaging amounts from the DCA Fixed Account is 12 months. Dollar cost averaging from the DCA Fixed Account is only available at the time of application, and may offer a higher current credited rate of interest. From time to time, we may offer different maximum periods for dollar cost averaging amounts from the DCA Fixed Account. To elect dollar cost averaging from other than the DCA Fixed Account, the Policy Value in the source Sub-Account or the Fixed Account must be at least $5,000 at the time of the election. Automatic tranfers for dollar cost averaging are subject to all transfer restrictions other than the restriction on the maximum transfer amount from the Fixed Account. At least $100 must be transferred each month or $300 each quarter. Dollar-cost averaging transfers may commence on any day of the month that you request except the 29th, 30th, or 31st. If no day is selected, transfers will occur on the Monthly Anniversary Day. We have the right to restrict these transfers until 6 days after the end of the Cancellation Period.

        Once elected, Protective Life will continue to process dollar-cost averaging transfers until the earlier of the following: (1) the number of designated transfers has been completed, or (2) the Policy Value in the appropriate source Sub-Account or the Fixed Account is depleted, (3) the Owner, by written notice received by Protective Life at the Home Office, instructs Protective Life to cease the automatic transfers, (4) a grace period begins under the Policy, or (5) the maximum amount of Policy Value has been transferred under a dollar-cost averaging election. Any time dollar cost averaging transfers end, but in no event later than the first Policy Anniversary, all Policy Value remaining in the DCA Fixed Account will be transferred to the Sub-Accounts chosen as the destination Funds for dollar-cost averaging.

        Automatic transfers made to facilitate dollar-cost averaging will not count toward the 12 transfers permitted each Policy Year if Protective Life elects to limit the number of transfers or impose the transfer fee. Protective Life reserves the right to discontinue offering automatic dollar-cost averaging transfers upon 30 days' written notice.

Portfolio Rebalancing

        At the time of application or at any time thereafter by written notice to Protective Life, you may instruct Protective Life to automatically transfer, on a quarterly, semi-annual or annual basis, your Variable Account Value among specified Sub-Accounts to achieve a particular percentage allocation of Variable Account Value among such Sub-Accounts ("Portfolio Rebalancing"). Such percentage allocations must be in whole numbers and must allocate amounts only among the Sub-Accounts. No amounts will be transferred to the Fixed Account or the DCA Fixed Account as part of Portfolio Rebalancing. A minimum Variable Account Value of $100 is required for Portfolio Rebalancing. Unless you instruct otherwise when electing rebalancing, the percentage allocation of your Variable Account Value for Portfolio Rebalancing will be based on your premium allocation instructions in effect at the time of rebalancing. Any allocation instructions, including Portfolio Rebalancing allocation instructions, that you give us that differ from your then current premium allocation instructions will be deemed to be a request to change your premium allocation. Portfolio Rebalancing may begin on any day of the month that you request except the 29th, 30th or 31st. If no day is selected, rebalancing will occur on each applicable Monthly Anniversary Day. We have the right to restrict Portfolio Rebalancing until six days after the end of the Cancellation Period.

        Once elected, Portfolio Rebalancing begins on the first quarterly, semi-annual or annual anniversary following election. You may change or terminate Portfolio Rebalancing by written instruction received by Protective Life at the Home Office, or by telephone if you have previously authorized us to take telephone instructions. If Protective Life elects to limit the number of transfers or impose the transfer fee Portfolio Rebalancing transfers will not count as one of the 12 free transfers available during any Policy Year. Protective Life reserves the right to assess a processing fee for this service or to discontinue Portfolio Rebalancing upon 30 days' written notice.

SURRENDERS AND WITHDRAWALS

Surrender Privileges

        At any time while the Policy is still in force and while the Insured is still living, you may surrender your Policy for its Surrender Value. Surrender Value is determined as of the end of the Valuation Period during which the written notice requesting the surrender, the Policy and any other required documents are received by Protective Life at the Home Office. A surrender charge and premium tax recovery charge may apply. The Surrender Value is paid in a lump sum unless the Owner requests payment under a settlement option. Payment is generally made within 7 calendar days. A Policy which terminates upon surrender cannot later be reinstated.

Withdrawal Privileges

        At any time while the Policy is in force and prior to the Insured's death, an Owner, by written notice received at the Home Office, may make a withdrawal of Surrender Value not less than $500. Protective Life will withdraw the amount requested, plus any applicable surrender charges and premium tax recovery charges, from Policy Value as of the end of the Valuation Period during which the written request is received. A withdrawal will have tax consequences.

        The Owner may specify the amount of the withdrawal to be made from any Sub-Account or the Fixed Account and/or the DCA Fixed Account. Withdrawals will result in the cancellation of units from each applicable Sub-Account and/or the reduction in the Guaranteed Account Value. If the Owner does not specify, or if the Sub-Account Value or Fixed Account Value is insufficient to carry out the request, the withdrawal from each Sub-Account, the Fixed Account and the DCA Fixed Account is based on the proportion that such Sub-Account Value(s) and Guaranteed Account Value bears to the total unloaned Policy Value on the Valuation Day immediately prior to the Withdrawal. Payment is generally made within seven calendar days. The Company reserves the right to decline to process a withdrawal if, after the withdrawal, the Policy Value would be less than ten percent of the current Face Amount. Protective may reject a withdrawal request if the withdrawal would reduce the Face Amount below the minimum for the Policy or cause the Policy to fail to qualify as a life insurance contract, as provided below under Decreasing the Face Amount.

        Withdrawals.    At any time prior to the Insured's death and while this Policy is in force, the Owner(s) may make a written request for a withdrawal of Policy Value. In order to request a withdrawal during the first Policy Year, the Owner must have made an initial premium payment of at least $10,000. On or after the first Policy Anniversary, in order to request a withdrawal the Policy Value must be at least $10,000 as of the date that we receive the request. Protective will withdraw the amount requested plus any applicable surrender charges and premium tax recovery charges from the Policy Value as of the end of the Valuation Period during which the written request is received at the Home Office. A surrender charge and premium tax recovery charge may apply if the cumulative amount of the withdrawals exceeds the Annual Withdrawal Amount or the amount by which your Policy Value exceeds premium paid.

        Annual Withdrawal Amounts.    The Annual Withdrawal Amount is an annual amount the Owner may withdraw during a Policy Year, and not incur a surrender charge or premium tax recovery charge. The Annual Withdrawal amount is:

        (a)     an amount equal to ten percent of the initial premium paid if the withdrawal request is received during the first Policy Year, or

        (b)     the amount equal to ten percent of cumulative premiums paid as of the last Policy Anniversary, net of all premium payments withdrawn, if the withdrawal is received after the first Policy Year.

        In addition, surrender and premium tax recovery charges will not apply if the aggregate amount withdrawn does not exceed the amount by which your Policy Value exceeds premiums paid.

        Decreasing the Face Amount.    In the event a withdrawal is requested, Protective will reduce the Face Amount proportionately by the requested withdrawal amount (plus any surrender charges and premium tax recovery charges). Protective may reject a withdrawal request if the withdrawal would reduce the Face Amount below the minimum amount for which the Policy would be issued under Protective's then-current rules, or if the withdrawal would cause the Policy to fail to qualify as a life insurance contract under applicable tax laws, as interpreted by Protective.

        The proportionate face amount decrease will be determined by the following formula:

F × (P - W)/P

Where:	F =	Current Face Amount
	P =	Policy Value
	W =	Withdrawal Amount (including any applicable surrender charges and premium tax recovery charges)

POLICY LOANS

        You may obtain three types of loans under a Policy, a standard loan, a carry-over loan or a Preferred Loan. A carry-over loan is a loan which is transferred from another policy that is exchanged for the Policy under Section 1035 of the Internal Revenue Code. A carry-over loan must be approved by Protective Life. A Preferred Loan will be available on the portion of the Loan Account equal to the amount by which Surrender Value exceeds total premiums paid. At any time while the Policy is in force and while the Insured is still living, you may borrow from Protective Life using the Policy as the security for the loan. Policy loans must be requested by written notice received at the Home Office. Generally, the minimum loan amount is $500 and the maximum loan amount is 90% of the Policy's Cash Value. This maximum is reduced by any Policy Debt or any lien outstanding (including accrued interest) on the Valuation Day that your loan request is received. State variations may apply. Outstanding Policy Debt and any lien therefore reduces the amount available for new Policy loans. Loan proceeds generally are mailed within seven calendar days of the loan being approved.

        Impact on Lapse Protection Rider.    A Lapse Protection Rider on a Protective Preserver Policy will terminate on the date any loan is taken on the Policy.

Loan Collateral

        When a Policy loan is made, an amount equal to the loan is transferred out of the Sub-Accounts and the Guaranteed Account and into a Loan Account established for the Policy. Like the Guaranteed Account, a Policy's Loan Account is part of Protective Life's general account and amounts therein earn interest as credited by Protective Life from time to time. Because Loan Account values are part of Policy Value, a loan will have no immediate effect on the Policy Value. In contrast, Surrender Value (including, as applicable, Variable Account Value and Guaranteed Account Value) under a Policy is reduced immediately by the amount transferred to the Loan Account. The Owner can specify the Sub-Accounts and the Fixed Account and/or the DCA Fixed Account from which collateral is transferred to the Loan Account. If no allocation is specified, collateral is transferred from each Sub-Account and from the Fixed Account and DCA Fixed Account in the same proportion that the value in each Sub-Account and the Fixed Account and DCA Fixed Account bears to the total unloaned Policy Value on the date that the loan is made.

        On each Policy Anniversary, an amount of Policy Value equal to any due and unpaid loan interest (explained below), is also transferred to the Loan Account. Such interest is transferred from each Sub-Account and the Fixed Account and/or the DCA Fixed Account in the same proportion that each Sub-Account Value and the Fixed Account Value and/or the DCA Fixed Account bears to the total unloaned Policy Value.

Loan Repayment

        You may repay all or part of your Policy Debt (the amount borrowed plus unpaid interest) at any time while the Insured is living and the Policy is in force. Loan repayments must be sent to the Home Office and are credited as of the Valuation Day received. The Owner may specify in writing that any additional premiums paid while a loan is outstanding be applied as loan repayments. When a loan repayment is made, Policy Value in the Loan Account in an amount equal to the repayment is transferred from the Loan Account to the Sub-Accounts and the Fixed Account. Thus, a loan repayment will have no immediate effect on the Policy Value, but the Surrender Value (including, as applicable, Variable Account Value and Guaranteed Account Value) under a Policy is increased immediately by the amount transferred from the Loan Account. Unless specified otherwise by the Owner(s), amounts are transferred to the Sub-Accounts and the Fixed Account in the same proportion that premiums are allocated.

Interest

        Protective Life charges interest daily on any outstanding loan at the following effective annual rates:

Loan Interest Rates Charged
Type of Policy	Current Standard Loan	Guaranteed Standard Loan	Current Carry-Over/Preferred Loan	Guaranteed Carry-Over/Preferred Loan
Preserver (Policies applied for on or after December 19, 2003 in all states except Illinois, Massachusetts and Oregon and Policies applied for on or after January 26, 2004 in Illinois, Massachusetts and Oregon)	5.0%	6.0%	3.0%	3.25%
Preserver (Policies applied for before December 19, 2003 in all states except Illinois, Massachusetts, and Oregon and before January 26, 2004 in Illinois, Massachusetts and Oregon)	6.0%	6.0%	4.0%	4.25%
Single Premium Plus	6.0%	6.0%	4.0%	4.25%

        Interest will accrue daily on any outstanding loan, and is considered part of Policy Debt. Interest is due and payable at the end of each Policy Year. We will notify you of the amount due. If interest is not paid when due, the amount of the interest is added to the principal amount of the loan.

        Protective Life credits interest on any outstanding loan at the following effective annual rates:

Loan Interest Rates Credited
Type of Policy	Current Standard Loan	Guaranteed Standard Loan	Current Carry-Over/Preferred Loan	Guaranteed Carry-Over/Preferred Loan
Preserver (Policies applied for on or after December 19, 2003 in all states except Illinois, Massachusetts and Oregon and Policies applied for on or after January 26, 2004 in Illinois, Massachusetts and Oregon)	3.0%	3.0%	3.0%	3.0%
Preserver (Policies applied for before December 19, 2003 in all states except Illinois, Massachusetts and Oregon and Policies applied for before January 26, 2004 in Illinois, Massachusetts and Oregon)	4.0%	4.0%	4.0%	4.0%
Single Premium Plus	4.0%	4.0%	4.0%	4.0%

        Protective Life determines the rate of interest to be credited to the Loan Account in advance of each calendar year. The rate, once determined, is applied to the calendar year which follows the date of determination. On each Policy Anniversary, the interest earned on the Loan Account since the previous Policy Anniversary is transferred to the Sub-Accounts and to the Fixed Account. The interest is transferred and allocated to the Sub-Accounts and the Fixed Account in the same proportion that premiums are allocated.

        The difference between the rate of interest charged on borrowed money and the rate credited on the Loan Account is the net cost of the loan. The net cost of loans is set forth in the table below.

Net Cost of Loans
Type of Policy	Current Standard Loan	Guaranteed Standard Loan	Current Carry-Over/Preferred Loan	Guaranteed Carry-Over/Preferred Loan
Preserver (Policies applied for on or after December 19, 2003 in all states except Illinois, Massachusetts and Oregon and Policies applied for on or after January 26, 2004 in Illinois, Massachusetts and Oregon)	2.0%	3.0%	0.0%	0.25%
Preserver (Policies applied for before December 19, 2003 in all states except Illinois, Massachusetts and Oregon and before January 26, 2004 in Illinois, Massachusetts and Oregon)	2.0%	2.0%	0.0%	0.25%
Single Premium Plus	2.0%	2.0%	0.0%	0.25%

Non-Payment of Policy Loan

        If the Insured dies while a loan is outstanding, the Policy Debt (which includes any accrued but unpaid interest) is deducted from the Death Benefit in calculating the Death Benefit Proceeds.

        If the Loan Account Value exceeds the Cash Value less any lien and accrued interest ( i.e., the Surrender Value becomes zero) on any Valuation Day, you must pay that excess amount. The Company will send you (or any assignee of record) a notice of the amount you must pay. You must pay this amount within 31 days after the notice is sent, or the Policy will lapse.

Effect of Policy Loans

        A loan, whether or not repaid, has a permanent effect on the Death Benefit and Policy Value because the investment results of the Sub-Accounts and current interest rates credited on Guaranteed Account Value do not apply to Policy Value in the Loan Account. The larger the loan and longer the loan is outstanding, the greater will be the effect of Policy Value held as collateral in the Loan Account. Depending on the investment results of the Sub-Accounts or credited interest rates for the Fixed Account and/or the DCA Fixed Account while the loan is outstanding, the effect could be favorable or unfavorable. Policy loans also may increase the potential for Lapse if investment results of the Sub-Accounts to which Surrender Value is allocated is unfavorable. Since interest credited on the Loan Account is transferred to the Sub-Accounts, even if the interest rate charged on the Policy Debt is equal to the rate credited on Policy Value in the Loan Account, unpaid interest will be added to the outstanding loan balance and will increase Policy Debt. If a Policy lapses with loans outstanding, certain amounts may be subject to income tax. In addition, if your Policy is a "modified endowment contract," loans may be currently taxable and subject to a 10% penalty tax. See "Tax Considerations," for a discussion of the tax treatment of Policy loans.

SUSPENSION OR DELAYS IN PAYMENTS

        Protective Life will ordinarily pay any Death Benefit proceeds, Policy loans, withdrawals, or surrenders within seven calendar days after receipt at the Home Office of all the documents required for such a payment. Other than the Death Benefit, which is determined as of the date of death, the amount will be determined as of the Valuation Day of receipt of all required documents. However, Protective Life may delay making a payment or processing a transfer request if (1) the New York Stock Exchange is closed for other than a regular holiday or weekend, trading on the Exchange is restricted by the SEC, or the SEC declares that an emergency exists as a result of which the disposal or valuation of Variable Account assets is not reasonably practicable; or (2) the SEC by order permits postponement of payment to protect Owners. (See also "Payments from the Fixed Account".)

        In certain circumstances, applicable federal law may require Protective Life to "freeze" your account and refuse your request for a transfer, withdrawal, surrender, loan or death proceeds until receipt of instructions from the appropriate regulator.

POLICY LAPSE AND REINSTATEMENT

Lapse

        A Policy will Lapse if its Surrender Value (without taking into account any liens (including accrued interest) on the Policy) is insufficient to cover the Monthly Deduction on the Monthly Anniversary Day. Absent any lapse protection, if the Surrender Value on any Monthly Anniversary Day is less than the amount of the Monthly Deduction due on that date, the Policy will be in default and a grace period will begin. This could happen if investment experience has been sufficiently unfavorable that it has resulted in a decrease in Surrender Value.

        In the event of a Policy default, you have a 61-day grace period to make a payment of premium at least sufficient to cover the current and past-due Monthly Deductions. Protective Life will send you, at your last known address and the last known address of any assignee of record, notice of the premium required to prevent lapse. A Policy will remain in effect during the grace period. If the Insured should die during the grace period, the Death Benefit Proceeds payable to the beneficiary will reflect a reduction for the Monthly Deductions due on or before the date of the Insured's death as well as any unpaid Policy Debt or liens (including accrued interest). (See "Death Benefit Proceeds".) Unless the premium stated in the notice is paid before the grace period ends, the Policy will Lapse.

        Lapse Protection Rider.    An optional Lapse Protection Rider may be purchased on the Protective Preserver Policy. While the rider is effective Protective guarantees that a Policy that would otherwise lapse at the end of a grace period because the Surrender Value was insufficient to cover the Monthly Deduction will remain in force. The rider will terminate if the Policy is surrendered or if there is a loan or Face Amount increase on the Policy. Some state variations may apply.

Reinstatement

        An Owner may reinstate a Policy within 5 years of its lapse provided that: (1) a request for reinstatement is made by written notice received by Protective Life at the Home Office, (2) the Insured is still living, (3) the Owner pays premiums equal to (a) all Monthly Deductions that were due but unpaid during the grace period with interest not to exceed an effective annual rate of 6%, if required by the Company, and (b) which are at least sufficient to keep the reinstated Policy in force for three months, (4) the Insured provides Protective Life with satisfactory evidence of insurability, (5) the Owner repays or reinstates any Policy Debt and/or lien (including accrued interest) which existed at the end of the grace period; and (6) the Policy has not been surrendered. The "Approval Date" of a reinstated Policy is the date that Protective Life approves the Owner's request for reinstatement and requirements 1-6 above have been met.

THE COMPANY AND THE GUARANTEED ACCOUNT

Protective Life Insurance Company

        Protective Life is a Tennessee stock life insurance company. Founded in 1907, we offer individual life and health insurance, annuities, group life and health insurance, and guaranteed investment contracts. Protective Life is currently licensed to transact life insurance business in 49 states and the District of Columbia. Our officers are located in Birmingham. Alabama. Our mailing address is P.O. Box 830771, Birmingham, Alabama 35283-0771. As of December 31, 2003, we had total assets of approximately $24 billion. Protective Life is the principal operating subsidiary of Protective Life Corporation ("PLC"), an insurance holding company whose stock is traded on the New York Stock Exchange. PLC, a Delaware corporation, had consolidated assets of approximately $24.6 billion at December 31, 2003. To find out more information about us, go to www.protective.com.

The Guaranteed Account

        The Guaranteed Account is comprised of the Fixed Account and the DCA Fixed Account which consist of assets owned by Protective with respect to the Policies, other than those in the Variable Account. Both are part of Protective's general account assets. Protective's general account assets are used to support its insurance and annuity obligations other than those funded by separate accounts, and are subject to the claims of Protective's general creditors. Subject to applicable law, Protective has sole discretion over the investment of the assets of the Fixed Account and the DCA Fixed Account. Guarantees of premiums allocated to the Fixed Account and the DCA Fixed Account, and interest credited thereto, are backed by Protective. The Guaranteed Account Value is calculated daily. (See "Guaranteed Account Value".)

        The interests in the Guaranteed Account have not been, and are not required to be, registered under the Securities Act of 1933 and neither the Guaranteed Account nor other components of the Company's General Account have been registered as an investment company under the Investment Company Act of 1940. Accordingly, neither the Guaranteed Account, the Company's General Account nor any interests therein are subject to the provisions of these Acts and, as a result, the staff of the Securities and Exchange Commission has not reviewed the disclosure in this prospectus relating to the Guaranteed Account. The disclosure regarding the Guaranteed Account may, however, be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

Interest Credited on Guaranteed Account

        Protective guarantees that the interest credited during the first Policy Year to the initial premium payment allocated to the Fixed Account or the DCA Fixed Account will not be less than the rate shown in the Policy. The interest rate credited to subsequent premiums allocated to the Fixed Account or the DCA Fixed Account or amounts transferred to the Fixed Account will be the annual effective interest rate in effect on the date that the premium(s) is received by Protective at the Home Office or the date that the transfer is made. The interest rate is guaranteed to apply to such amounts for a twelve month period which begins on the date that the premium(s) is allocated or the date that the transfer is made.

        After an interest rate guarantee expires as to a premium payment or amount transferred, (i.e., 12 months after the premium(s) or transfer is placed in the Guaranteed Account) we will credit interest on the Guaranteed Account Value attributable to such premium or transferred amount remaining in the Fixed Account at the current interest rate in effect. New current interest rates are effective for such Guaranteed Account Value for 12 months from the time that they are first applied. Protective, in its sole discretion, may declare a new current interest rate from time to time. For Preserver Policies applied for on or after December 19, 2003 in all states other than Illinois, Massachusetts and Oregon and Preserver Policies applied for on or after January 26, 2004 in Illinois, Massachusetts and Oregon, Protective will credit annual effective interest rates of not less than 3.00% (4.0% for Single Premium Plus Policies, Preserver Policies applied for in all states other than Illinois, Massachusetts and Oregon before December 19, 2003, and for Preserver Policies applied for before January 26, 2004 in Illinois, Massachusetts and Oregon). Because Protective anticipates changing the current interest rates for accounts within the Guaranteed Account from time to time, allocations to accounts within the Guaranteed Account may be credited with different current interest rates. For purposes of crediting interest, amounts deducted, transferred or withdrawn from the Guaranteed Account are accounted for on a "first-in-first-out" (FIFO) basis independently applied to the Fixed Account.

Guaranteed Account Value

        The Guaranteed Account Value at any time is equal to: (1) that part of the premium(s) allocated to the Fixed Account and the DCA Fixed Account; plus (2) amounts transferred to the Fixed Account; plus (3) interest credited to the Fixed Account and the DCA Fixed Account; less (4) transfers from the Fixed Account or the DCA Fixed Account (including any transfer fees deducted) less (5) withdrawals from the Fixed Account or the DCA Fixed Account, less (6) surrender charges and premium tax recovery charges less (7) certain Monthly Deductions. Because Protective, at its sole discretion, anticipates changing the current interest rate from time to time, different allocations to the Fixed Account and the DCA Fixed Account and transfers to the Fixed Account will be credited with different current interest rates.

Payments from the Guaranteed Account

        Payments from the Fixed Account and/or the DCA Fixed Account for a withdrawal, surrender or loan request may be deferred for up to six months from the date Protective receives the written request. If a payment from the Fixed Account and/or the DCA Fixed Account is deferred for 30 days or more, it will bear interest at a rate of 3% per year for Preserver Policies applied for on or after December 19, 2003 in all states other than Illinois, Massachusetts and Oregon and Preserver Policies applied for on or after January 26, 2004 in Illinois, Massachusetts and Oregon (4.0% for Single Premium Plus Policies, Preserver Policies applied for in all states other than Illinois, Massachusetts and Oregon before December 19, 2003, and for Preserver Policies applied for before January 26, 2004 in Illinois, Massachusetts and Oregon) (or an alternative rate if required by applicable state insurance law), compounded annually while payment is deferred.

THE VARIABLE ACCOUNT AND THE FUNDS

Protective Variable Life Separate Account

        Protective Variable Life Separate Account is a separate investment account of Protective Life established under Tennessee law by the board of directors of Protective Life on February 22, 1995. The Variable Account is registered with the Securities and Exchange Commission ("SEC") as a unit investment trust under the Investment Company Act of 1940 (the "1940 Act") and is a "separate account" within the meaning of the federal securities laws. This registration does not involve supervision by the SEC of the management or investment policies of practices or the Variable Account.

        Protective Life owns the assets of the Variable Account. These assets are held separate from other assets and are not part of Protective Life's general account. Assets of the Variable Account equal to the reserves or other contract liabilities of the Variable Account will not be charged with liabilities that arise from any other business that Protective Life conducts. Protective Life may transfer to its general account any assets of the Variable Account which exceed the reserves and other contract liabilities of the Variable Account (which always are at least equal to the aggregate Surrender Values under the Policies). Protective Life may accumulate in the Variable Account the charge for mortality and expense risks and investment results applicable to those assets that are in excess of the reserves and other contract liabilities related to the Policies. Protective Life is obligated to pay all benefits provided under the Policies.

        The Variable Account is divided into 38 Sub-Accounts. The income, gains or losses, whether or not realized, from the assets of each Sub-Account are credited to or charged against that Sub-Account without regard to any other income, gains or losses of Protective Life. Each Sub-Account invests exclusively in shares of a corresponding Fund. Therefore, the investment experience of your Policy depends on the experience of the Sub-Accounts you select. In the future, the Variable Account may include other Sub-Accounts that are not available under the Policies and are not otherwise discussed in this prospectus.

        Protective may from time to time publish certain "model portfolios" designed to effect certain investment strategies. In selecting a model portfolio as a premium allocation election, an Owner is allocating prescribed percentages of premium to each of the Sub-Accounts comprising the model. Protective does not warrant that the underlying Funds in the model will achieve their investment objective(s) or that the model will achieve its investment strategy. Likewise, Protective does not represent or imply that a model selected by an Owner is suitable for that Owner. From time to time, Protective may revise the composition of a model portfolio. In this event, Protective will not change an Owner's existing premium allocation or percentages to reflect changes in a model selected by the Owner. If an Owner desires to change his or her premium allocation or percentages to reflect a revised or different model, he or she must submit a new investment election. You should carefully consider your own investment objectives and risk tolerance before selecting any Sub-Accounts or model portfolios.

        Additional Sub-Accounts may be available for certain Policies issued before May 1, 2002. Please see Appendix B for more information.

The Funds

        Each Sub-Account invests in a corresponding Fund. Each Fund is an investment portfolio of one of the following investment companies: Goldman Sachs Variable Insurance Trust managed by Goldman Sachs Asset Management L.P. or Goldman Sachs Asset Management International; Van Kampen Life Investment Trust managed by Van Kampen Asset Management, Inc.; Universal Institutional Funds, Inc., managed by Morgan Stanley Investment Management, Inc., doing business as Van Kampen; Oppenheimer Variable Account Funds (the "Oppenheimer Funds") managed by Oppenheimer Funds, Inc.; MFS® Variable Insurance Trust (the "MFS Funds") managed by MFS Investment Management; Fidelity® Variable Insurance Products Funds (the "Fidelity Funds") managed by Fidelity Management & Research Company and subadvised by Bankers Trust Company, in the case of the

Fidelity VIP Index 500 Portfolio, SC, and FMR Co., Inc. in the case of the Fidelity VIP Growth Portfolio, SC and Fidelity VIP Contrafund® Portfolio, SC; or Lord Abbett Series Fund, Inc. (the "Lord Abbett Funds") managed by Lord, Abbett & Co.

        There is no guarantee that any Fund will meet its investment objectives. Please refer to the prospectus for each of the Funds you are considering for more information.

Goldman Sachs Variable Insurance Trust

        Goldman Sachs International Equity.    Long-term capital appreciation.

        Goldman Sachs CORESM Small Cap.    Long-term growth of capital.

        Goldman Sachs Capital Growth.    Long-term growth of capital.

        Goldman Sachs CORE U.S. Equity.    Long-term growth of capital and dividend income.

        Goldman Sachs Growth and Income.    Long-term growth of capital and growth of income.

        Goldman Sachs Mid Cap Value.    Long-term capital appreciation.

Van Kampen Life Investment Trust

        Aggressive Growth Portfolio Class II.    Seeks capital growth.

        Emerging Growth Portfolio Class I.    Seeks capital appreciation.

        Enterprise Portfolio Class I.    Seeks capital appreciation through investments in securities believed by the investment adviser to have above average potential for capital appreciation.

        Comstock Portfolio Class I.    Seeks capital growth and income through investments in equity securities, including common stocks, preferred stocks and securities convertible into common and preferred stocks.

        Growth and Income Class I.    Seeks long-term growth of capital and income.

        Government Portfolio Class II.    Seeks high current return consistent with preservation of capital.

The Universal Institutional Funds, Inc.

        Equity and Income Portfolio Class II.    Seeks both capital appreciation and current income.

MFS® Variable Insurance Trust

        New Discovery Series.    This Fund seeks capital appreciation.

        Emerging Growth Series.    This Fund seeks to provide long-term growth of capital.

        Research Series.    This Fund seeks to provide long-term growth of capital and future income.

        Investors Growth Stock Series (formerly "Growth Series").    This Fund seeks to provide long-term growth of capital and future income rather than current income.

        Investors Trust Series (formerly "Growth with Income Series").    This Fund seeks mainly to provide long-term growth of capital and secondarily to provide reasonable current income.

        Utilities Series.    This Fund seeks capital growth and current income.

        Total Return Series.    This Fund seeks mainly to provide above-average income consistent with the prudent employment of capital and secondarily to provide a reasonable opportunity for growth of capital and income.

Oppenheimer Variable Account Funds

        Aggressive Growth Fund/VA.    This Fund seeks capital appreciation by investing in "growth type" companies.

        Global Securities Fund/VA.    This Fund seeks long-term capital appreciation by investing in securities of foreign issuers, "growth-type" companies and cyclical industries.

        Capital Appreciation Fund/VA.    This Fund seeks to achieve long-term capital appreciation by investing in securities of well-known established companies.

        Main Street Fund/VA.    This Fund seeks a high total return (which includes growth in the value of its shares as well as current income) from equity and debt securities. The Fund invests mainly in common stocks of U.S. companies.

        High Income Fund/VA.    This Fund seeks a high level of current income from investment in high yield fixed-income securities.

        Money Fund/VA.    This Fund seeks to maximize current income from investments in "money market" securities consistent with low capital risk and the maintenance of liquidity. An investment in the Money Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. The yield of this Fund may become very low during periods of low interest rates. After deduction of Variable Account charges, the yield in the Sub-Account that invests in this Fund could be negative.

        Strategic Bond Fund/VA.    This Fund seeks a high level of current income by investing mainly in three market sectors: debt securities of foreign governments and companies, U.S. government securities and high yield securities of U.S. and foreign companies.

Fidelity® Variable Insurance Products Funds

        VIP Index 500 Portfolio, Service Class.    This Fund seeks investment results that correspond to the total return of common stocks publicly traded in the United States, as represented by the S&P 500.

        VIP Growth Portfolio, Service Class.    This Fund seeks to achieve capital appreciation.

        VIP Contrafund® Portfolio, Service Class.    This Fund seeks long-term capital appreciation.

        VIP Mid-Cap Portfolio, Service Class.    This Fund seeks to provide long-term growth of capital.

        VIP Equity Income Portfolio, Service Class.    This Fund seeks reasonable income and will also consider the potential for capital appreciation by seeking a yield which exceeds the composite yield on the securities comprising the S&P 500 index.

        VIP Investment Grade Bond Portfolio, Service Class.    This Fund seeks the highest level of current income, consistent with the preservation of capital.

Lord Abbett Series Fund, Inc.

        Growth and Income Portfolio.    The Fund's investment objective is long-term growth of capital and income without excessive fluctuations in market value.

        Mid-Cap Value Portfolio.    The Fund seeks capital appreciation through investments, primarily in equity securities, which are believed to be undervalued in the marketplace.

        Bond-Debenture Portfolio.    The Fund's investment objective is to seek high current income and the opportunity for capital appreciation to produce a high total return.

        Growth Opportunities Portfolio.    The Fund's investment objective is capital appreciation.

        America's Value Portfolio.    The Fund's investment objective is to seek current income and capital appreciation.

        There Is No Assurance That The Stated Objectives And Policies Of Any Of The Funds Will Be Achieved.

        More detailed information concerning the investment objectives, policies and restrictions of the Funds, the expenses of the Funds, the risks of investing in the Funds and other aspects of their operations can be found in the current prospectuses for the Funds, and the current statement of additional information for each of the Funds. The Funds' prospectuses should be read carefully before any decision is made concerning the allocation of Net Premiums or transfers among the Sub-Accounts.

        Other Information About the Funds.    Shares of these Funds are offered only to: (1) the Variable Account, (2) other separate accounts of Protective Life supporting variable annuity contracts or variable life insurance policies, (3) separate accounts of other life insurance companies supporting variable annuity contracts or variable life insurance policies, and (4) certain qualified retirement plans. Such shares are not offered directly to investors but are available only through the purchase of such contracts or policies or through such plans. See the prospectus for each Fund for details about that Fund.

        Certain Funds may have investment objectives and policies similar to other mutual funds (sometimes having similar names) that are managed by the same investment adviser or manager. The investment results of the Funds, however, may be more or less favorable than the results of such other mutual funds. Protective Life does not guarantee or make any representation that the investment results of any Fund is, or will be, comparable to any other mutual fund, even one with the same investment adviser or manager.

        Many of the Funds have adopted distribution plans pursuant to Rule 12b-1 under the Investment Company Act of 1940 for the class of shares sold to certain Sub-Accounts. The plans permit these Funds to pay fees out of their assets to broker-dealers that distribute that class of shares. In some cases, the plans also permit the Funds to pay fees out of their assets to the insurance company sponsor of variable annuity contracts or variable life insurance policies for shareholder support services the insurance company provides. Currently, Van Kampen Life Investment Trust, MFS Variable Insurance Trust, Oppenheimer Variable Account Funds and Fidelity Variable Insurance Products Funds pay 12b-1 fees to our affiliate, Investment Distributors, Inc. (the principal underwriter for the Contracts), in consideration of certain distribution and shareholder support services provided and expenses incurred by Investment Distributors in distributing the Fund shares through the Contracts. Universal Institutional Funds, Inc. currently pays 12b-1 fees to Protective Life in consideration of certain shareholder support services we provide and expenses we incur in providing those services with respect to the Contracts. These payments for distribution and shareholder support services range from 0.05% to 0.25% of the Sub-Account assets invested in the corresponding class of Fund shares. Please see the prospectus for each Fund for information about that Fund's fees and expenses. Investment Distributors may pay some or all of the amounts it receives to Protective Life as compensation for our provision of distribution and shareholder support services relating to the Contracts on Investment Distributors' behalf.

        Protective Life also has entered into agreements with the investment managers or advisers of the Funds pursuant to which each such investment manager or adviser pays Protective Life a servicing fee based upon an annual percentage of the average daily net assets invested by the Variable Account (and other separate accounts of Protective Life and its affiliates) in the Funds managed by that manager or adviser. These percentages differ, and some investment managers or advisers pay us more than other investment managers or advisers. These fees are in consideration for administrative services provided to the Funds by Protective Life and its affiliates. Payment of fees by managers or advisers under these agreements do not increase the fees or expenses paid by the Funds or their shareholders. The amounts we receive under these agreements may be significant.

Addition, Deletion, or Substitution of Investments

        Protective Life may make additions to, deletions from, or substitutions for the shares that are held in or purchased by the Variable Account. If the shares of a Fund are no longer available for investment or further investment in any Fund should become inappropriate in view of the purposes of the Variable Account, Protective Life may redeem the shares of that Fund and substitute shares of another Fund. Substituted Funds may have higher fees and expenses or may be available only to certain classes of purchasers. Protective Life will not substitute any shares without notice and any necessary approval of the SEC and state insurance authorities.

        Protective Life also reserves the right to establish additional Sub-Accounts of the Variable Account, which would each invest in shares corresponding to a new Fund. Subject to applicable law and any required SEC approval, Protective Life may establish new Sub-Accounts or eliminate one or more Sub-Accounts if marketing needs, tax considerations or investment conditions warrant. Any new Sub-Accounts may be made available to existing Owner(s) or may be closed to certain classes of purchasers.

        If any of these substitutions or changes are made, Protective Life may by appropriate endorsement change the Policy to reflect the substitution or other change. If Protective Life deems it to be in the best interest of Owner(s), the Variable Account may be operated as a management investment company under the 1940 Act, it may be deregistered under that Act if registration is no longer required, or it may be combined with other Protective Life separate accounts. Protective Life may make any changes to the Variable Account required by the 1940 Act or other applicable law or regulation.

Voting Fund Shares

        Protective Life is the legal owner of Fund shares held by the Sub-Accounts and has the right to vote on all matters submitted to shareholders of the Funds. However, in accordance with applicable law, Protective Life will vote shares held in the Sub-Accounts at meetings of shareholders of the Funds in accordance with instructions received from Owners with Policy Value in the Sub-Accounts. Should Protective Life determine that it is permitted to vote such shares in its own right, it may elect to do so.

        Protective Life will send Owners voting instruction forms and other voting materials (such as Fund proxy statements, reports and other proxy materials) prior to shareholders meetings. The number of votes as to which an Owner may give instructions is calculated separately for each Sub-Account and may include fractional votes.

        An Owner holds a voting interest in each Sub-Account to which Variable Policy Value is allocated under his or her Policy. Owners only have voting interests while the Insured is alive. The number of votes for which an Owner may give instructions is based on the Owner's percentage interest of a Sub-Account determined as of the date established by the Fund for determining shareholders eligible to vote at the meeting of that Fund.

        Shares as to which no timely instructions are received and shares held directly by Protective Life are voted by Protective Life in proportion to the voting instructions that are received with respect to all Policies participating in a Sub-Account. Voting instructions to abstain on any item are applied to reduce the votes eligible to be cast on that item.

        Protective Life may, if required by state insurance officials, disregard Owner voting instructions if such instructions would require shares to be voted so as to cause a change in sub-classification or investment objectives of one or more of the Funds, or to approve or disapprove the investment management agreement or an investment advisory agreement. In addition, Protective Life may under certain circumstances disregard voting instructions that would require changes in the investment management agreement, investment manager, an investment advisory agreement or an investment adviser of one or more of the Funds, provided that Protective Life reasonably disapproves of such changes in accordance with applicable regulations under the 1940 Act. If Protective Life ever disregards voting instructions, Owners will be advised of that action and of the reasons for such action in the next semiannual report.

CHARGES AND DEDUCTIONS

        This section describes the charges and deductions we make under the Policy to compensate us for the services and benefits we provide, costs and expenses we incur, and risks we assume. We may profit from the charges deducted, and we may use any such profits for any purpose, including payment of distribution expenses.

Monthly Deduction

        Each month we will deduct an amount from your Policy Value to pay for the benefits provided by your Policy. This amount is called the Monthly Deduction and equals the sum of:

  •
  the cost of insurance charges;

  •
  the policy expense charge;

  •
  the mortality expense risk charge; and

  •
  any charges for supplemental riders.

        If you do not select the Sub-Account(s) from which the Monthly Deduction is deducted, the Monthly Deduction, except for the mortality and expense risk charge, will be deducted from the Sub-Accounts and the Guaranteed Account pro-rata on the basis of the relative Policy Value. The mortality and expense risk charge will reduce only the Sub-Account Value.

        The Owner may select the Sub-Accounts from which you want us to deduct the Monthly Deduction, other than the mortality and expense risk charge. However, if as of the date the Monthly Deduction is to be deducted, the value in any of the selected Sub-Accounts is less than the charge to be deducted from that Sub-Account, the instructions will not be effective. Deductions for mortality and expense risk charge will occur prior to the deduction for the remaining Monthly Deduction.

        Cost of Insurance Charge.    This charge compensates Protective Life for the expense of underwriting the Death Benefit. The charge depends on a number of variables and therefore will vary from Policy to Policy and from Monthly Anniversary Day to Monthly Anniversary Day.

  Protective Preserver.    The current cost of insurance on a Monthly Anniversary Day is calculated by multiplying the current cost of insurance rate for the Insured by the net amount at risk under the Policy for that Monthly Anniversary Day. The maximum cost of insurance on a Monthly Anniversary Day is calculated by multiplying the guaranteed cost of insurance rate for the Insured by the net amount at risk under the Policy for that Monthly Anniversary Day. The cost of insurance charge for each increment of Face Amount is calculated separately to the extent a different cost of insurance rate applies.

  Protective Single Premium Plus.    The current monthly cost of insurance charge is the lesser of (1) .054% multiplied by the Policy Value during Policy Years 1 through 10 and .046% multiplied by the Policy Value during Policy Year 11 and thereafter or (2) the Guaranteed Maximum Monthly Cost of Insurance rates (as specified in the Policy) per $1,000 times the net amount at risk. The maximum cost of insurance on a Monthly Anniversary Day is calculated by multiplying the maximum monthly cost of insurance rate for the Insured by the net amount at risk under the Policy for that Monthly Anniversary Day. The Guaranteed Maximum Monthly Cost of Insurance rate for each increment of Face Amount is calculated separately to the extent a different cost of insurance rate applies.

        Anything that decreases Policy Value, such as negative investment experience or withdrawals, will increase the net amount at risk and result in higher cost of insurance charges. The net amount at risk is affected by investment performance, loans, payments of premiums, Policy fees and charges, withdrawals, and decreases in Face Amount.

        Cost of Insurance Rates — General.    Protective Life places the Insured in a rate class when the Policy is issued, based on Protective Life's underwriting of the application. This original rate class applies to the Initial Face Amount. When an increase in Face Amount is requested, Protective Life conducts underwriting before approving the increase (except as noted below) to determine whether a different rate class will apply to the increase. If the rate class for the increase has lower cost of insurance rates than the original rate class (or the rate class of a previous increase), the rate class for the increase also will be applied to the Initial Face Amount and any previous increases in Face Amount beginning as of the effective date of the current increase. If the rate class for the increase has a higher cost of insurance rate than the original rate class (or the rate class of a previous increase), the rate class for the increase will apply only to the increase in Face Amount. Protective Life guarantees that the cost of insurance rates used to calculate the monthly cost of insurance charge will not exceed the maximum cost of insurance rates set forth in the Policies. The guaranteed rates for standard classes are based on the 1980 Commissioners' Standard Ordinary Mortality Tables, Male or Female, Smoker or Nonsmoker Mortality Rates ("1980 CSO Tables"). The guaranteed rates for substandard classes are based on multiples of, or additions to, the 1980 CSO Tables.

        Protective Life's current cost of insurance rates may be less than the guaranteed rates that are set forth in the Policy. Current cost of insurance rates will be determined based on Protective Life's expectations as to future mortality, investment earnings, expenses, taxes, and persistency experience.

        Cost of insurance rates (whether guaranteed or current) for an Insured in a non-tobacco class are generally lower than guaranteed rates for an Insured of the same age and sex in a tobacco class. Cost of insurance rates (whether guaranteed or current) for an Insured in a non-tobacco or tobacco standard class are generally lower than guaranteed rates for an Insured of the same age and sex and smoking status in a substandard class.

        Cost of Insurance Rates — Protective Preserver.    The cost of insurance rate for a Protective Preserver Policy is based on and varies with the Issue Age, duration, sex and rate class of the Insured and on the number of years that a Policy has been in force. Protective currently places Insureds in the following rate classes, based on underwriting: Non-tobacco (ages 0-85) or Tobacco (ages 15-85) and substandard rate classes, which involve a higher mortality risk than the Non-tobacco and Tobacco classes.

        Cost of Insurance Rates — Protective Single Premium Plus.    Protective currently places Insureds in the following rate classes, based on underwriting: Non-smoker (ages 0-85) or Smoker (ages 15-85) and substandard rate classes, which involve a higher mortality risk than the Non-smoker and Smoker classes.

        In the case of a term conversion, the rate class that applies to the increase is the same rate class that applied to the term contract, where applicable. In the case of a guaranteed option, the Insured's rate class for an increase will be the class in effect when the guaranteed option rider was issued.

        Legal Considerations Relating to Sex — Distinct Premium Payments and Benefits.    Mortality tables for the Policies generally distinguish between males and females. Thus, premiums and benefits under Policies covering males and females of the same age will generally differ.

        Protective Life does, however, also offer Policies based on unisex mortality tables if required by state law. Employers and employee organizations considering purchase of a Policy should consult with their legal advisors to determine whether purchase of a Policy based on sex-distinct actuarial tables is consistent with Title VII of the Civil Rights Act of 1964 or other applicable law. Upon request, Protective Life may offer Policies with unisex mortality tables to such prospective purchasers.

        Monthly Policy Expense Charge.    This charge generates revenues that cover all of Protective's sales expenses not covered by the contingent deferred sales charge and its administrative expenses not covered by the annual maintenance fee. These expenses associated with the Policies and the Variable Account relate to state and local premium taxes, federal taxes, certain sales expenses (including sales commissions), recordkeeping, processing death benefit claims, Policy loans, Policy changes, reporting and overhead costs, processing applications, establishing Policy records and reports and other communication to Policy Owners. The monthly policy expense charge is equal to .058% multiplied by the Policy Value, which is equivalent to an annual rate of 0.70% of such amount.

        Mortality and Expense Risk Charge.    We deduct a mortality and expense risk charge each month from your Policy Value. This charge compensates Protective Life for the mortality risk it assumes. The mortality risk is that the insureds will live for a shorter time than we project. The expense risk Protective Life assumes is that the expenses that we incur in issuing and administering the Policies and the Variable Account will exceed the amounts realized from the administrative charges assessed against the Policies.

        Protective Life deducts a monthly charge from assets in the Sub-Accounts attributable to the Policies. This charge does not apply to Fixed Account assets attributable to the Policies. The maximum monthly mortality and expense risk charge to be deducted is equal to .075% multiplied by the Variable Account Value, which is equivalent to an annual rate of 0.90% of such amount. Protective Life reserves the right to charge less than the maximum charge. In Policy Years 11 and thereafter, the monthly mortality and expense risk charge is currently equal to .042% multiplied by the Variable Account Value, which is equivalent to an annual rate of 0.50% of such amount.

        Supplemental Rider Charges.    We deduct a monthly charge from your Policy Value to cover administrative expenses for any riders as part of the Monthly Deduction. (See "Supplemental Riders and Endorsements".)

        Lapse Protection Rider.    The monthly charge for this rider is .021% of the Policy Value which is equivalent to an annual rate of .25% of the Policy Value.

        Comprehensive Long-Term Care Accelerated Death Benefit Rider — Protective Preserver.    The current monthly charge for this rider is $.20833 per $1,000 of Face Amount, which is equivalent to an annual rate of $2.50 per $1,000 of Face Amount. The charge for the rider is guaranteed not to exceed $63.00 per month.

        Comprehensive Long-Term Care Accelerated Death Benefit Rider — Single Premium Plus.    The current monthly charge for this rider is equal to .0125% multiplied by the Policy Value up to $250,000. There is no additional charge on Policy Value in excess of $250,000.

Annual Maintenance Fee

        Protective deducts a $35.00 annual maintenance fee from the Policy Value on each Policy Anniversary. Currently, the Company will waive the fee if the Policy Value equals or exceeds $50,000 as of a Policy Anniversary.

Transfer Fee

        We allow you to make 12 free transfers of Policy Value each Policy Year. However, Protective Life may charge a $25 transfer fee on any additional transfers to cover administrative expenses. If the fee is imposed, it will be deducted from the amount requested to be transferred. If an amount is being transferred from more than one Sub-Account or the Fixed Account, the transfer fee will be deducted proportionately from the amount being transferred from each.

Surrender Charge (Contingent Deferred Sales Charge) and Premium Tax Recovery Charge

        A surrender charge, which is a contingent deferred sales charge, and a premium tax recovery charge will be deducted from the Policy Value, if during the first 9 Policy Years following a premium payment: (1) the Policy is surrendered, (2) the Policy lapses at the end of a grace period or (3) a withdrawal of an amount greater than the Annual Withdrawal Amount (or the amount by which your Policy Value exceeds the aggregate of premiums paid) is requested by the Owner. The surrender charge and premium tax recovery charge, are deducted before any Surrender Value is paid. See "Withdrawal Privilege" for rules for allocating the deduction. Upon surrender or lapse, the surrender charge and premium tax recovery charge for each premium is equal to the surrender charge percentage and premium tax charge percentage for the Policy Year in which the surrender or lapse occurs, multiplied by the amount of such premium.

        The surrender charge and premium tax recovery charge are separately calculated and applied to each premium payment at any time that the premium is withdrawn or surrendered or the Policy lapses. Withdrawals within a given Policy Year are deemed to count first towards the Annual Withdrawal Amount. Once the aggregate withdrawals in a Policy Year exceed the Annual Withdrawal Amount, the additional amount that may be withdrawn that Policy Year without incurring a surrender charge and premium tax recovery charge is equal to the remaining Policy Value that exceeds premiums paid. This determination will be made as of the date the withdrawal request is received at our Home Office. The surrender charge and the premium tax recovery charge are calculated using the assumptions that all Policy Value in excess of aggregate premium payments is withdrawn or surrendered before any premiums and that premiums are withdrawn or surrendered on a first-in-first-out basis. Unless the Owner otherwise requests, the surrender charge and premium tax recovery charge will be deducted from the Policy Value in addition to the amount requested to be withdrawn. The amount of surrender charge and premium tax recovery charge that will apply to a withdrawal is determined by multiplying:

  (1)
  the amount by which (a) the deduction from Policy Value in connection with the withdrawal (including any additional deduction for the surrender charge and premium tax recovery charge) exceeds (b) the greater of the remaining Annual Withdrawal Amount or the amount by which the Policy Value exceeds premiums paid; by

  (2)
  the surrender charge percentage and premium tax recovery percentage for the Policy Year in which the withdrawal occurs.
Policy Year Following Premium Payment	Surrender Charge As a Percentage of Each Premium Payment Withdrawn	Policy Year Following Premium Payment	Premium Tax Recovery Charge As a Percentage of Each Premium Payment Withdrawn
1	9%	1	2.50%
2	8%	2	2.25%
3	7%	3	2.00%
4	6%	4	1.75%
5	5%	5	1.50%
6	4%	6	1.25%
7	3%	7	1.00%
8	2%	8.75%
9	1%	9.50%
10+	0%	10+	0

        After the 9th Policy Year after each premium payment, there is no surrender charge or premium tax recovery charge for such premium.

        The purpose of the surrender charge and premium tax recovery charge is to reimburse Protective for some of the expenses incurred in the distribution of the Policies and the premium tax paid by Protective on each premium. Protective also deducts a monthly charge to cover some of these expenses.

        Protective reserves the right to charge less than the maximum surrender charge and premium tax recovery charge.

Fund Expenses

        The value of the net assets of each Sub-Account reflects the investment advisory and other expenses incurred by the corresponding Fund in which the Sub-Account invests. For further information, consult the Funds' prospectuses.

TAX CONSIDERATIONS

        The following discussion of the federal income tax treatment of the Policy is not exhaustive, does not purport to cover all situations, and is not intended as tax advice. The federal income tax treatment of the Policy is unclear in certain circumstances, and a qualified tax adviser should always be consulted with regard to the application of law to individual circumstances. This discussion is based on the Internal Revenue Code of 1986, as amended (the "Code"), Treasury Department regulations, and interpretations existing on the date of this Prospectus. These authorities, however, are subject to change by Congress, the Treasury Department, and judicial decisions.

        This discussion does not address state or local tax consequences or federal estate or gift tax consequences associated with the purchase of the Policy. In addition, PROTECTIVE LIFE MAKES NO GUARANTEE REGARDING ANY TAX TREATMENT — FEDERAL, STATE OR LOCAL — OF ANY POLICY OR OF ANY TRANSACTION INVOLVING A POLICY.

Tax Status of Protective Life

        Protective Life is taxed as a life insurance company under the Code. Since the operations of the Variable Account are a part of, and are taxed with, the operations of Protective Life, the Variable Account is not separately taxed as a "regulated investment company" under the Code. Under existing federal income tax laws, Protective Life is not taxed on investment income and realized capital gains of the Variable Account, although Protective Life's federal taxes are increased in respect of the Policies because of the federal tax law's treatment of deferred acquisition costs. Currently, a charge for federal income taxes is not deducted from the Sub-Accounts or the Policy's Cash Value.

Taxation of Insurance Policies

        Tax Status of the Policies.    Section 7702 of the Code establishes a statutory definition of life insurance for federal tax purposes. Protective Life believes that the Policy will meet the current statutory definition of life insurance, which places limitations on the amount of premiums that may be paid and the Policy Values that can accumulate relative to the Death Benefit. As a result, the Death Benefit payable under the Policy will generally be excludable from the Beneficiary's gross income, and interest and other income credited under the Policy will not be taxable unless certain withdrawals are made (or are deemed to be made) from the Policy prior to the Insured's death, as discussed below. This tax treatment will only apply, however, if (1) the investments of the Variable Account are "adequately diversified" in accordance with Treasury Department regulations, and (2) Protective Life, rather than the Owner, is considered the owner of the assets of the Variable Account for federal income tax purposes.

          Diversification Requirements.    The Code and Treasury Department regulations prescribe the manner in which the investments of a segregated asset account, such as the Variable Account, are to be "adequately diversified". If the Variable Account fails to comply with these diversification standards, the Policy will not be treated as a life insurance contract for federal income tax purposes and the Owner would generally be taxed currently on the income on the contract (as defined in the tax law). Protective Life expects that the Variable Account, through the Funds, will comply with the diversification requirements prescribed by the Code and Treasury Department regulations.

           Ownership Treatment.    In certain circumstances, variable life insurance contract owners may be considered the owners, for federal income tax purposes, of the assets of a segregated asset account, such as the Variable Account, used to support their contracts. In those circumstances, income and gains from the segregated asset account would be includible in the contract owners' gross income. The Internal Revenue Service (the "IRS") has stated in published rulings that a variable contract owner will be considered the owner of the assets of a segregated asset account if the owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets.

           The ownership rights under the Policy are similar to, but different in certain respects from, the ownership rights described by the IRS in certain rulings where it was determined that contract owners were not owners of the assets of a segregated asset account. For example, the Owner of this Policy has the choice of more investment options to which to allocate premium payments and Variable Account Values, than were addressed in such rulings. These differences could result in the Policy Owner being treated as the owner of a portion of the assets of the Variable Account and thus subject to current taxation on the income and gains from those assets. In addition, Protective Life does not know what standards will be set forth in any further regulations or rulings which the Treasury Department or the IRS may issue. Protective Life therefore reserves the right to modify the Policy as necessary to attempt to prevent Owners from being considered the owners of the assets of the Variable Account. However, there is no assurance that such efforts would be successful.

        The remainder of this discussion assumes that the Policy will be treated as a life insurance contract for federal tax purposes.

        Tax Treatment of Life Insurance Death Benefit Proceeds.    In general, the amount of the Death Benefit Proceeds payable from a Policy by reason of the death of the Insured is excludable from gross income under Section 101 of the Code. Certain transfers of the Policy for valuable consideration, however, may result in a portion of the Death Benefit Proceeds being taxable.

        If the Death Benefit Proceeds are not received in a lump sum and are, instead, applied under either Settlement Options 1, 2, or 4, generally payments will be prorated between amounts attributable to the Death Benefit which will be excludable from the beneficiary's income and amounts attributable to interest (accruing after the Insured's death) which will be includible in the beneficiary's income. If the Death Benefit Proceeds are applied under Option 3 (Interest Income), the interest credited will be currently includible in the beneficiary's income.

        Tax Deferral During Accumulation Period.    Under existing provisions of the Code, except as described below, any increase in an Owner's Policy Value is generally not taxable to the Owner unless amounts are received (or are deemed to be received) from the Policy prior to the Insured's death. If there is a surrender of the Policy, an amount equal to the excess of the Cash Value over the "investment in the contract" will generally be includible in the Owner's income. The "investment in the contract" generally is the aggregate premiums paid less the aggregate amount received under the Policy previously to the extent such amounts received were excludable from gross income. Whether withdrawals (or other amounts deemed to be distributed) from the Policy constitute income to the Owner depends, in part, upon whether the Policy is considered a "modified endowment contract" ("MEC") for federal income tax purposes.

Policies That Are MECs

        Characterization of a Policy as a MEC.    Generally, a life insurance contract will be considered a MEC for federal income tax purposes if (1) the life insurance contract is received in exchange for a life insurance contract that was a MEC, or (2) the life insurance contract is entered into on or after June 21, 1988 and premiums are paid into the life insurance contract more rapidly than the rate defined by a "7-Pay Test." The Internal Revenue Code generally provides that a life insurance contract will fail this test (and thus be considered a MEC) if the accumulated amount paid under the life insurance contract at any time during the first 7 Policy Years exceeds the cumulative sum of the net level premiums which would have been paid to that time if the life insurance contract provided for paid-up future benefits after the payment of 7 level annual premiums.

        This Policy generally will be a MEC unless (1) it was received in exchange for another life insurance policy which was not a MEC and (2) no premium payments or other consideration (other than the exchanged contract) are paid into the Policy during the first 7 Policy Years. In addition, even if the Policy initially is not a MEC, it may, in certain circumstances, become a MEC. These circumstances could include a later increase in benefits, any other "material change" of the Policy (within the meaning of the tax law), and a withdrawal or reduction in the Death Benefit during the first 7 Policy Years.

        Tax Treatment of Withdrawals, Loans, Assignments and Pledges under MECs.    If the Policy is a MEC, withdrawals from the Policy will be treated first as withdrawals of income and then as a recovery of premiums paid. Thus, withdrawals will be includible in income to the extent the Policy Value exceeds the investment in the contract. The amount of any Policy Debt will be treated as a withdrawal for tax purposes. In addition, the discussion of lapses (and surrenders) while loans are outstanding under the caption "Policies Which Are Not MECs" also applies to Policies which are MECs.

        If the Owner assigns or pledges any portion of the Policy Value (or agrees to assign or pledge any portion), such portion will be treated as a withdrawal for tax purposes. The Owner's investment in the contract is increased by the amount includible in income with respect to any assignment, pledge, or loan, though it is not affected by any other aspect of the assignment, pledge, or loan (including its release or repayment). Before assigning, pledging, or requesting a loan under a Policy treated as a MEC, an Owner should consult a tax advisor.

        Penalty Tax.    Generally, proceeds of a surrender (or a withdrawal including any deemed withdrawals such as loans) from a MEC are subject to a penalty tax equal to 10% of the portion of the proceeds that is includible in income, unless the surrender or withdrawal is made (1) after the Owner attains age 59 1/2, (2) because the Owner has become disabled (as defined in the tax law), or (3) as substantially equal periodic payments over the life or life expectancy of the Owner (or the joint lives or life expectancies of the Owner and his or her beneficiary, as defined in the tax law).

        Aggregation of Policies.    All life insurance contracts which are treated as MECs and which are purchased by the same person from Protective Life or any of its affiliates within the same calendar year will be aggregated and treated as one contract for purposes of determining the tax on withdrawals (including deemed withdrawals). The effects of such aggregation are not always clear; however, it could affect the amount of a withdrawal (or a deemed withdrawal) that is taxable and the amount which might be subject to the 10% penalty tax described above.

        Constructive Receipt Issues.  —  The IRS could determine that an Owner is in constructive receipt of the Cash Value of the Policy if the Cash Value equals the Death Benefit, which can occur in some instances where the Insured is age 95 or older. In a case where there may be constructive receipt, an amount equal to the excess of the Cash Value over the investment in the contract could be includible in the Owner's income at that time.

Policies That Are Not MECs

        Tax Treatment of Withdrawals Generally.    If the Policy is not a MEC (described below), the amount of any withdrawal from the Policy generally will be treated first as non-taxable recovery of premium and then as income from the Policy. Thus, a withdrawal from a Policy that is not a MEC generally will not be includible in income except to the extent it exceeds the investment in the contract immediately before the withdrawal.

        Certain Distributions Required by the Tax Law in the First 15 Policy Years.    As indicated above, Section 7702 of the Code places limitations on the amount of premiums that may be paid and the Policy Values that can accumulate relative to the Death Benefit. Where cash distributions are required under Section 7702 of the Code in connection with a reduction in benefits during the first 15 years after the Policy is issued (or if withdrawals are made in anticipation of a reduction in benefits, within the meaning of the tax law, during this period), some or all of such amounts may be includible in income notwithstanding the general rule described in the preceding paragraph. A reduction in benefits may result upon a decrease in the Face Amount, if withdrawals are made, and in certain other instances. In particular, an Owner electing withdrawals on a regular basis should consider that such withdrawals (like all other withdrawals) will reduce the death benefit and thus may result in some amounts being included in income even though the withdrawals are less than the investment in the contract.

        Tax Treatment of Loans.    If a Policy is not classified as a MEC, a loan received under the Policy generally will be treated as indebtedness of the Owner. As a result, no part of any loan under a Policy will constitute income to the Owner so long as the Policy remains in force. If a Policy lapses when a loan is outstanding, the amount of the loan outstanding will be treated as the proceeds of a surrender for purposes of determining whether any amounts are includable in the Owner's income.

Tax Treatment of Comprehensive Long-Term Care Accelerated Death Benefit Rider

        The Comprehensive Long-Term Care Accelerated Death Benefit Rider is intended to constitute qualified long-term care insurance under Section 7702B(b) of the Code. Nursing home care and community care benefits received pursuant to this rider generally will be excludable from income. However, if the amount of such benefits plus other per diem long-term care insurance benefits exceed a per diem limitation, such excess will be includible in income. For the year 2003, this limit is $220 per day or the equivalent amount in the case of payments on another periodic basis. Protective treats charges for this rider as a withdrawal from the Policy for tax purposes. Thus, part or all of such charges may be includible in income and, if the Policy is a MEC, the charges also may be subject to a 10% penalty tax.

        The Comprehensive Long-Term Care Accelerated Death Benefit Rider may be issued in certain States as a "non-qualified" rider, i.e., it would not constitute qualified long-term care insurance under section 7702B(b) of the Code. (The first page of the rider will state whether it is issued as a qualified rider.) The tax consequences associated with adding such a non-qualified rider, and the tax treatment of benefits received from such a rider, are uncertain. Accordingly, we urge you to consult a tax advisor before adding a non-qualified rider to your Policy or requesting an Accelerated Death Benefit from such a rider. The tax consequences of placing a Policy with a Comprehensive Long-Term Care Accelerated Death Benefit Rider into certain types of trusts and the tax treatment of the benefits received from such a rider are uncertain. We urge you to consult a tax advisor before placing a Policy with this rider into a trust.

        Section 1035 Exchanges.    Section 1035 of the Code provides, in certain instances, that no gain or loss will be recognized on the exchange of one life insurance policy for another life insurance policy, an endowment contract, or an annuity contract. Special rules and procedures apply to section 1035 exchanges. If you wish to take advantage of section 1035, you should consult your tax advisor.

        Actions to Ensure Compliance with the Tax Law.  —  Protective Life believes that the maximum amount of premiums it has determined for the Policies will comply with the federal tax definition of life insurance. Protective Life will monitor the amount of premiums paid, and, if the premiums paid exceed those permitted by the tax definition of life insurance, Protective Life will immediately refund the excess premiums with interest to the extent required by the Code. Protective Life also reserves the right to increase the Death Benefit (which may result in larger charges under a Policy) or to take any other action deemed necessary to ensure the compliance of the Policy with the federal tax definition of life insurance.

        Other Considerations.  —  Changing the Owner, exchanging the Policy, and other changes under the Policy may have tax consequences (other than those discussed herein) depending on the circumstances of such change or withdrawal.

Disallowance of Interest Deductions

        The Policy generally will be characterized as a single premium life insurance contract under section 264 of the Code and, as a result, interest paid on any loans under the Policy will not be tax deductible, irrespective of whether the owner is an individual or a nonnatural entity, such as a corporation or a trust. In addition, in the case of Policies issued to a nonnatural taxpayer, or held for the benefit of such an entity, a portion of the taxpayer's otherwise deductible interest expenses may not be deductible as a result of ownership of a Policy even if no loans are taken under the Policy. An exception to the latter rule is provided for certain life insurance contracts which cover the life of an individual who is a 20-percent owner, or an officer, director, or employee, of a trade or business. Entities that are considering purchasing the Policy, or entities that will be beneficiaries under a Policy, should consult a tax advisor.

Federal Income Tax Withholding

        Protective Life will withhold and remit to the federal government a part of the taxable portion of a surrender and withdrawal made under a Policy unless the Owner notifies Protective Life in writing and such notice is received at the Home Office at or before the time of the surrender or withdrawal that he or she elects not to have any amounts withheld. Regardless of whether the Owner requests that no taxes be withheld or whether Protective Life withholds a sufficient amount of taxes, the Owner will be responsible for the payment of any taxes including any penalty tax that may be due on the amounts received. The Owner may also be required to pay penalties under the estimated tax rules, if the Owner's withholding and estimated tax payments are insufficient to satisfy the Owner's total tax liability.

SUPPLEMENTAL RIDERS AND ENDORSEMENTS

        The following supplemental riders may be available to be added to your Policy subject to state availability. Monthly charges, if applicable, for these riders will be deducted from your Policy Value as part of the monthly deduction. (See "Monthly Deduction".) The supplemental riders available with the Policies provide fixed benefits that do not vary with the investment experience of the Variable Account. Please contact us for further details.

        Lapse Protection Rider.    An optional Lapse Protection Rider may be purchased on the Protective Preserver Policy. As long as the rider remains in effect, Protective guarantees that a Policy that would otherwise lapse at the end of a grace period because the Surrender Value was insufficient to cover the Monthly Deduction will remain in force. The lapse protection provided by this rider will terminate if the Policy is surrendered or if there is a loan or Face Amount increase on the Policy. The rider will also apply to any other rider which is in force on the Policy as of the last day of the grace period, unless otherwise indicated in the rider. Some state variations may apply. This rider is not available on the Protective Single Premium Plus. The monthly charge for this rider is .021% of the Policy Value which is equivalent to an annual rate of .25% of the Policy Value. This rider is not available on Policies with carryover loans.

        Comprehensive Long-Term Care Accelerated Death Benefit Rider.    Applicants residing in states that have approved the Comprehensive Long-Term Care Accelerated Death Benefit Rider (the "ADBR") may elect to add it to their Policy at issue, subject to Protective's receiving satisfactory additional evidence of insurability. The ADBR is not available in all states and the terms under which it is available may vary from state-to-state, and by the underlying Policy selected. In some states this benefit may be provided under an endorsement to the Policy and the charge for the benefit will be an additional cost of insurance charge for the Policy. State variations of the rider will affect benefits provided, the rider termination date and the rider charges. Please consult your registered representative for additional information about state variations of the rider. There is no assurance that the ADBR will be approved in all states or that it will be approved under the terms described herein.

        The ADBR permits the Owner to receive, at his or her request and upon approval by Protective in accordance with the terms of the ADBR, an accelerated payment of part of the Policy's Death Benefit (an "Accelerated Death Benefit") when one of the following two events occurs:

1.
Confinement to a Nursing Home Facility. The Insured is determined to be chronically ill (as defined below and in the Contact) and has been confined to a qualifying nursing home facility (as defined in the Contract) for 90 consecutive days.

2.
Community Care. The Insured is determined to be chronically ill (as defined below) and has been receiving home health care, assisted living care or adult day care (as defined in the rider) for at least 90 days.

        Chronically ill means that the Insured has been certified (within the preceding 12-month period) by a Physician as (i) being unable to perform (without substantial assistance from another individual) at least two activities of daily living or (ii) requiring substantial supervision to protect the Insured from threats to health and safety due to severe cognitive impairment (as such terms are more fully described in the ADBR).

        The monthly charge on the Protective Preserver Policy for this rider is $0.20833 per $1,000 of Face Amount, which is equivalent to an annual rate of $2.50 per $1,000 of Face Amount. The charge for this rider is guaranteed not to exceed $63.00 per month. The monthly charge for this rider on the Protective Single Premium Plus Policy is .0125% (which is equivalent to an annual rate of .15%) multiplied by the Policy Value up to $250,000. There is no additional charge on Policy Value in excess of $250,000.

              Tax Consequences of the ADBR.    Subject to certain limitations, the Accelerated Death Benefit payable under the ADBR will generally be excludible from income for federal income tax purposes (state variations may apply). The charge for the ADBR may be includible as income for federal income tax purposes. (See "Tax Considerations — Tax Treatment of Comprehensive Long-Term Care Accelerated Death Benefit Rider".)

           Amount of the Accelerated Death Benefit.    The ADBR provides for monthly payments subject to an aggregate maximum Accelerated Death Benefit payment equal to the lesser of (i) 90% of the Face Amount less any Policy debt or (ii) $250,000, less any outstanding lien amount under any other accelerated death benefit rider or endorsement attached to the Policy. The monthly Accelerated Death Benefit under the ADBR will be 1% or 2% of the Initial Face Amount for community care or nursing home care, respectively, subject to a maximum monthly benefit of $5,000.

           Conditions for Receipt of the Accelerated Death Benefit.    In order to receive an Accelerated Death Benefit payment, a Policy must be in force and an Owner must submit a proof of claim and a notice of the claim to Protective at its Home Office. Proof of claim means written proof (described more fully in the ADBR) in a form acceptable to Protective, that the Insured is chronically ill and is receiving community care or nursing home care.

        Protective may request additional medical information from an Insured's physician and/or may require an independent physical examination (at its expense) before approving the claim for payment of the Accelerated Death Benefit. Protective will not approve a claim for an Accelerated Death Benefit payment if the Insured is not living at the time the notice of the claim is received at the Home Office, if the claim is the result of intentionally self-inflicted injury or participation in a felony or if the benefits are payable under Medicare or services are provided outside of the United States. Any additional exclusions may be noted in the ADBR.

          Operation of the ADBR.    A lien against the Death Benefit payable under the Policy (the "death benefit lien") will be established in the aggregate amount of any Accelerated Death Benefits paid under the ADBR.

           Effect on Existing Policy.    The Death Benefit Proceeds otherwise payable under a Policy at the time of an Insured's death will be reduced by the amount of any death benefit lien. If the Owner makes a request for a surrender, or a withdrawal, the Policy's Surrender Value will be reduced by the amount of any outstanding death benefit lien. Therefore, depending upon the size of the death benefit lien, this may result in the Surrender Value being reduced to zero. In addition, once benefits under the ADBR have been requested and all other conditions of eligibility have been satisfied, no new policy loans may be requested.

        The following endorsements may be available to be added to your Policy. Please contact us for further details.

  -->
  Waiver of Surrender Charge Endorsement.

  -->
  Policy Loan Endorsement

        Additional rules and limits apply to these supplemental riders and endorsements.

EXCHANGE PRIVILEGE

        The Company is offering, where allowed by law, to owners of certain existing life policies (the "Existing Life Policy" and/or "Existing Life Policies") issued by it the opportunity to exchange such a life policy for this Policy. The Company reserves the right to modify, amend, terminate or suspend the Exchange Privilege at any time or from time to time. Owners of Existing Life Policies may, exchange their Existing Life Policies for this Policy. Owners of Existing Life Policies may also make a partial or full surrender from their Existing Life Policies and use the proceeds to purchase this Policy. All charges and deductions described in this prospectus are equally applicable to Policies purchased in an exchange. All charges and deductions may not be assessed under an Existing Life Policy in connection with an exchange, surrender, or partial surrender of an Existing Life Policy.

        The Policy differs from the Existing Life Policies in many significant respects. Most importantly, the Policy Value under this Policy may consist, entirely or in part, of Variable Account Value which fluctuates in response to the net investment return of the Variable Account. In contrast, the policy values under the Existing Life Policies always reflect interest credited by the Company. While a minimum rate of interest (typically 4 or 4.5%) is guaranteed, the Company in the past has credited interest at higher rates. Accordingly, policy values under the Existing Life Policies reflect changing current interest rates and do not vary with the investment performance of a Variable Account.

        Other significant differences between the Policy and the Existing Life Policies include: (1) additional charges applicable under the Policy not found in the Existing Life Policies; (2) different surrender charges; (3) different death benefits; and (4) differences in federal and state laws and regulations applicable to each of the types of policies.

        A table which generally summarizes the different charges under the respective policies is as follows. For more complete details owners of Existing Life Policies should refer to their policy forms for a complete description. For more information on guaranteed charges for the Policy, see "Charges and Deductions."

	Existing Life Policy	Policy
State and Local Premium Tax	None	Deducted as part of Monthly Deductions

Federal Tax Charge	None	Deducted as part of Monthly Deductions

Front End Sales Charges/Premium Expense Charge	Ranges from 0% to 12% of premium payments in all policy years. The premium expense charge can vary by age.	None

Administrative Fees	Ranges from $4 to $5 monthly.	Deducted as part of Monthly Deductions

Withdrawal Charges	$25	None

Monthly Deductions	A monthly deduction consisting of: (1) cost of insurance charges (2) administrative fees (3) any charges for supplemental riders. (applies to Existing Life Policies which are universal life plans)
A monthly deduction consisting of: (1) cost of insurance charge (which is an asset-based charge for the Protective Single Premium Plus), (2) policy expense charges (sales and administrative expenses) equal to .058% multiplied by the Policy Value, which is the equivalent of an annual rate of .70%, (3) mortality and expense charges equal to .075% multiplied by the Variable Account Value, which is equivalent to annual rate of .90% of such amount during Policy Years 1-10; in all Policy Years thereafter this charge is currently equal to .042% multiplied by the Variable Account Value, which is equivalent to an annual rate of .50% of such amount and (4) any charges for supplemental riders.

Annual Maintenance Fee	None	$35 deducted from the Policy Value on each Policy Anniversary (currently waived if Policy Value is equal to or greater than $50,000)

Surrender Charges	Surrender charges vary by policy type and are incurred during a surrender charge period which ranges from 0 years up to 19 years.
A declining deferred sales charge of up to 9% and a declining premium tax recovery charge of up to 2.50% of each premium payment is assessed on surrender charges during the first 9 Policy Years following each premium.

Guaranteed Interest Rate	Ranges from 4% to 5%.	Guaranteed account only 4%.

Effects of the Exchange Offer

1.
The Policy will be issued to Existing Life Policy owners. Evidence of insurability may be required.

2.
If an Existing Life Policy owner is within current issue age limits, the Owner may carry over existing riders if available with the Policy. Evidence of insurability may be required. An increase or addition of riders will require full evidence of insurability.

3.
The Contestable and Suicide provisions in the Policy will begin again as of the effective date of the exchange, if evidence of insurability is required. If evidence of insurability is not required on the exchange, the Contestable and Suicide provisions will not begin again.

        Tax Matters.    Owners of Existing Life Policies should carefully consider whether it will be advantageous to replace an Existing Life Policy with a Policy. It may not be advantageous to exchange an Existing Life Policy for a Policy (or to surrender in full or in part an Existing Life Policy and use the surrender or partial surrender proceeds to purchase a Policy.)

        The Company believes that an exchange of an Existing Life Policy for a Policy generally should be treated as a nontaxable exchange within the meaning of Section 1035 of the Internal Revenue Code. A Policy purchased in exchange will generally be treated as a newly issued contract as of the effective date of the Policy. This could have various tax consequences. (See "Tax Considerations".)

        If you surrender your Existing Life Policy in whole or in part and after receipt of the proceeds you use the surrender proceeds or partial surrender proceeds to purchase a Policy it will not be treated as a non-taxable exchange. The surrender proceeds will generally be includible in income.

        Owners of Existing Life Policies should consult their tax advisers before exchanging an Existing Life Policy for this Policy, or before surrendering in whole or in part their Existing Life Policy and using the proceeds to purchase this Policy.

USE OF THE POLICY

        Life insurance, including variable life insurance, can be used to provide for many individual and business needs, in addition to providing a death benefit. Possible applications of a variable life insurance policy, such as this Policy include: (1) serving as vehicle for accumulating funds for a college education, (2) estate planning, (3) serving as an investment vehicle on various types of deferred compensation arrangements, (4) buy-sell arrangements, (5) split dollar arrangements, and (6) a supplement to other retirement plans.

        As with any investment, using this Policy under these or other applications entails certain risks. For example, if investment performance of Sub-Accounts to which Policy Value is allocated is poorer than expected or if sufficient premiums are not paid, the Policy may lapse or may not accumulate Cash Value or Surrender Value sufficient to adequately fund the application for which the Policy was purchased. Similarly, certain transactions under a Policy entail risks in connection with the application for which the Policy is purchased. Withdrawals, Policy loans and interest paid on Policy loans may significantly affect current and future Policy Value, Cash Value, Surrender Value or Death Benefit Proceeds. If, for example, a Policy loan is taken but not repaid prior to the death of the Insured, the Policy Debt is subtracted from the Death Benefit in computing the Death Benefit Proceeds to be paid to a beneficiary.

        Prior to utilizing this Policy for the above applications you should consider whether the anticipated duration of the Policy is appropriate for the application for which you intend to purchase it.

        In addition, you need to consider the tax implications of using the Policy with these applications. The tax implications of using this Policy with these applications can be complex and generally are not addressed in the discussion of "Tax Considerations". Loans and withdrawals will affect the Policy Value and Death Benefit. There may be penalties and taxes if the Policy is surrendered, lapses, matures or if a withdrawal is made. Because of these risks, you need to carefully consider how you use this Policy. This Policy may not be suitable for all persons, under any of these applications.

STATE VARIATIONS

        Any state variations in the Policy are covered in a special policy form for use in that state. The prospectus and SAI provide a general description of the Policy. Your actual policy and any endorsements or riders are the controlling documents. If you would like to review a copy of your policy and its endorsements and riders, if any, contact our Home Office or your sales representative.

SALE OF THE POLICIES

        We have entered into a distribution agreement with Investment Distributors, Inc. ("IDI"), a wholly-owned subsidiary of Protective Life Corporation, for the distribution and sale of the Policies. IDI, a Tennessee corporation established in 1993, acts as a principal underwriter of the Policies. IDI is located at 2801 Highway 280 South, Birmingham, Alabama 35223. IDI also acts as principal underwriter of variable annuity contracts issued through Protective Variable Annuity Separate Account. IDI is a registered broker-dealer under the Securities Exchange Act of 1934 and a member of the NASD. IDI is not a member of the Securities Investor Protection Corporation. The Policies are sold by certain registered representatives of broker-dealers (including ProEquities, Inc., an affiliate of Protective Life and IDI) that have entered into selling agreements with IDI ("selling firms"), who are also appointed and licensed as insurance agents of Protective Life. IDI passes through commissions it receives to the broker-dealers who have entered into selling agreements with it. IDI does not retain any commission payments or other amounts as principal underwriter for the Policies. However, we may pay some or all of IDI's operating and other expenses. During the years ended December 31, 2001, December 31, 2002, and December 31, 2003, IDI received $7,906,610, $6,283,419 and $5,450,290 respectively in underwriting commissions and did not retain any of these commissions. Additionally, IDI receives the 12b-1 fees assessed against shares of certain Funds attributable to the Policies. These payments range from 0.05% to 0.25% of Variable Account assets invested in the particular Fund. IDI may pay some or all of these amounts to us as compensation for our provision of distribution and shareholder support services relating to the Policies on IDI's behalf. We will pay commissions to selling firms under various schedules and accordingly commissions will vary with the form of schedule selected. Registered representatives may be paid commissions by their selling firms on Policies they sell based on premiums paid in amounts up to approximately 8% of a first year premium payment and .25% on unloaned Policy Value. Commissions or overrides may also be paid to broker-dealers providing wholesaling services (such as providing sales support or training for sales representatives who sell the Policies). Other allowances and overrides, and non-cash compensation, also may be paid to selling firms. These payments may be for: (1) "trail commissions" based on the assets in the Variable Account, (2) their "preferred product" treatment of the Policies in their distribution activities, which may include marketing services and increased access to their sale representatives, (3) their participation in sales promotions with regard to the Policies, and (4) helping to defray the costs of sales conferences and educational seminars for the selling firm's sales representatives. We and/or IDI may make bonus payments to certain selling firms based on aggregate sales or persistency standards. These additional payments are not offered to all selling firms, and the terms of any particular agreement governing the payments may vary among selling firms. For complete information about what your sales representative and the selling firm for whom he or she works may receive from us or IDI in connection with your purchase of a Policy, ask your sales representative. A selling firm may be required to return all or a portion of the commission paid if the Policy terminates prior to the Policy's first Policy Anniversary. We pay commissions for substandard risk and rider premiums based on our rules at the time of payment. Additional amounts may be paid and expenses may be reimbursed based on various factors. Registered representatives who meet certain productivity and profitability standards may be eligible for additional compensation. ProEquities, Inc., and other selling firms may share commissions and additional amounts received for sales of the Policies with their representatives involved in the sales in accordance with their rules and policies for compensating sales representatives. Commissions payable in connection with the sale of Policies to corporate purchasers or Policies involving Face Amounts in excess of $5 million may be higher than those identified above. We may use any of our corporate assets to cover the cost of distribution, including any profit from the mortality and expense risk charge.

        Commissions and other incentives or payments described above are not charged directly to Policy Owners or the Variable Account. We intend to recoup commissions and other sales expenses through fees and charges deducted under the Policy.

        Protective Life may reduce or waive the sales charge, administrative fees and/or any other charges on any Policy sold to (1) directors, officers or employees of Protective Life or any of its affiliates, (2) employees and registered representatives of any broker-dealer that has entered into a selling agreement with Protective Life or IDI, as well as employees of such registered representatives and (iii) the immediate family of the above persons, due to the generally lower sales and administrative expenses attributable to such individuals. No such reduction or waiver will be permitted where it would be unfairly discriminatory against any person.

        Protective Life offers the Policies to the public on a continuous basis through IDI. We anticipate continuing to offer the Policies but reserve the right to discontinue the offering.

LEGAL PROCEEDINGS

        Protective Life and its subsidiaries, like other insurance companies, in the ordinary course of business are involved in some class action and other lawsuits, or alternatively in arbitration. In some class action and other lawsuits involving insurance companies, substantial damages have been sought and material payments have been made. Although the outcome of any litigation or arbitration cannot be predicted, Protective Life believes that at the present time there are no pending or threatened lawsuits that are reasonably likely to have a material adverse impact on Protective Life's or the Variable Account's financial position.

        The SEC has requested information from Protective Life relating to market timing and late trading of mutual funds and variable insurance products. Protective Life believes that these inquiries are similar to those made to many financial service companies as part of an industry-wide investigation by the SEC into the practices, policies, and procedures relating to trading in mutual fund shares. Protective Life has responded to these information requests and is not aware of any problems with respect to such matters involving IDI, Protective Life, or the Variable Account.

ARBITRATION

        The Policy provides that any controversy, dispute or claim by any Owner(s), Insured, or beneficiary (a "claimant") arising out of insurance provided under the Policy will be submitted to binding arbitration pursuant to the Federal Arbitration Act. Arbitration is binding upon any claimant as well as on Protective Life and may not be set aside in later litigation except upon the limited circumstances set forth in the Federal Arbitration Act. Arbitration expenses are borne by the losing party or in such proportion as the arbitrator(s) shall decide. Consult the Policy for additional information. This provision does not appear in Policies issued in certain states.

FINANCIAL STATEMENTS

        Our financial statements and the financial statements of the Variable Account are contained in the Statement of Additional Information ("SAI"). Our financial statements only have bearing upon our ability to meet our obligations under the Policies. For a free copy of the SAI, please call or write to us at our Home Office.

GLOSSARY

"We", "us", "our", "Protective Life", and "Company"

Refer to Protective Life Insurance Company. "You" and "your" refer to the person(s) who have been issued a Policy.

Annual Withdrawal Amount

An annual amount you may withdraw during a Policy Year, and not incur a surrender charge or premium tax recovery charge.

Attained Age

The Insured's age as of the nearest birthday on the Policy Effective Date, plus the number of complete Policy Years since the Policy Effective Date.

Cancellation Period

Period shown in the Policy during which the Owner may exercise the cancellation privilege and return the Policy for a refund.

Cash Value

Policy Value minus any applicable surrender charge and premium tax recovery charge.

DCA Fixed Account

Part of Protective's General Account. Only premium payments may be allocated to this account, which is available only in connection with dollar cost averaging. No transfers may be made to the DCA Fixed Account from other allocation options.

Death Benefit

The amount of insurance provided under the Policy used to determine the Death Benefit Proceeds.

Death Benefit Proceeds

The amount payable to the Beneficiary if the Insured dies while the Policy is in force. It is equal to the Death Benefit plus any death benefit under any rider to the Policy less (1) any Policy Debt (2) any liens for payments made under an accelerated death benefit rider and (3) less any unpaid Monthly Deductions if the Insured dies during a grace period.

Face Amount

A dollar amount selected by the Owner and shown in the Policy on the Policy Specifications Page or Supplemental Policy Specifications Page.

Fixed Account

Part of Protective Life's general account to or from which Policy Value may be transferred and into which Net Premiums may be allocated under a Policy.

Fixed Account Value

The Policy Value in the Fixed Account.

Fund

A separate investment portfolio of an open-end management investment company or unit investment trust in which a Sub-Account invests.

Guaranteed Account

The Fixed Account, the DCA Fixed Acount and any other account that the Company may offer with interest rate guarantees.

Guaranteed Account Value

The Policy Value in the Fixed Account and the DCA Fixed Account.

Home Office

2801 Highway 280 South, Birmingham, Alabama 35223.

Initial Face Amount

The Face Amount on the Policy Effective Date.

Initial Premium

The initial premium payment made by the Owner equal to 100% of the Internal Revenue Code Section 7702 Guideline Single Premium for the Face Amount given the Insured's age, sex and underwriting class.

Insured

The person whose life is covered by the Policy.

Issue Age

The Insured's age as of the nearest birthday on the Policy Effective Date.

Issue Date

The date the Policy is issued.

Lapse

Termination of the Policy at the expiration of the grace period while the Insured is still living.

Loan Account

An account within Protective Life's general account to which Guaranteed Account Value and/or Variable Account Value is transferred as collateral for Policy loans.

Monthly Anniversary Day

The same day in each month as the Policy Effective Date.

Monthly Deduction

The fees and charges deducted monthly from the Fixed Account Value and/or Variable Account Value as described on the Policy Specifications Page of the Policy.

Policy Anniversary

The same day and month in each Policy Year as the Policy Effective Date.

Policy Debt

The sum of all outstanding policy loans plus accrued interest.

Policy Effective Date

The date shown in the Policy as of which coverage under the Policy begins.

Policy Value

The sum of the Variable Account Value, the Guaranteed Account Value, and the Loan Account Value.

Policy Year

Each period of twelve months commencing with the Policy Effective Date and each Policy Anniversary thereafter.

Preferred Loan

That portion of the Loan Account up to the amount by which Surrender Value exceeds total premium payments made.

Sub-Account

A separate division of the Variable Account established to invest in a particular Fund.

Sub-Account Value

The Policy Value in a Sub-Account.

Surrender Value

The Cash Value minus any outstanding Policy Debt and any liens for payments made under an accelerated death benefit rider or endorsement.

Valuation Day

Each day the New York Stock Exchange and the Home Office are open for business except for a day that a Sub-Account's corresponding Fund does not value its shares.

Valuation Period

The period commencing with the close of regular trading on the New York Stock Exchange on any Valuation Day and ending at the close of regular trading on the New York Stock Exchange on the next succeeding Valuation Day.

Variable Account

Protective Variable Life Separate Account, a separate investment account of Protective Life to and from which Policy Value may be transferred and into which Net Premiums may be allocated.

Variable Account Value

The sum of all Sub-Account Values.

STATEMENT OF ADDITIONAL INFORMATION

APPENDIX A

Example of Death Benefit Computations

        For purposes of this example, assume that the Insured's Attained Age is between 0 and 40 and that there is no outstanding Policy Debt or liens. A Policy with a $50,000 Face Amount will generally pay $50,000 in Death Benefits. However, because the Death Benefit must be equal to or be greater than 250% of the Policy Value, any time that the Policy Value exceeds $20,000, the Death Benefit will exceed the $50,000 Face Amount. Each additional dollar added to Policy Value above $20,000 will increase the Death Benefit by $2.50. A Policy with a $50,000 Face Amount and a Policy Value of $30,000 will provide Death Benefit of $75,000 ($30,000 x 250%); a Policy Value of $40,000 will provide a Death Benefit of $100,000 ($40,000 x 250%); a Policy Value of $50,000 will provide a Death Benefit of $125,000 ($50,000 x 250%).

        Similarly, so long as Policy Value exceeds $20,000, each dollar taken out of Policy Value will reduce the Death Benefit by $2.50. If, for example, the Policy Value is reduced from $25,000 to $20,000 because of partial surrenders, charges, or negative investment performance, the Death Benefit will be reduced from $62,500 to $50,000. If at any time, however, the Policy Value multiplied by the Face Amount percentage is less than the Face Amount, the Death Benefit will equal the current Face Amount of the Policy.

        The Face Amount percentage becomes lower as the Insured's Attained Age increases. If the Attained Age of the Insured in the example above were, for example, 50 (rather than between 0 and 40), the specified amount factor would be 185%. The Death Benefit would not exceed the $50,000 Face Amount unless the Policy Value exceeded approximately $27,028 (rather than $20,000), and each dollar then added to or taken from the Policy Value would change the life insurance proceeds by $1.85 (rather than $2.50).

TABLE OF FACE AMOUNT PERCENTAGES

Attained Age	Percentage	Attained Age	Percentage	Attained Age	Percentage	Attained Age	Percentage
0-40	250%	50	185%	60	130%	70	115%
41	243%	51	178%	61	128%	71	113%
42	236%	52	171%	62	126%	72	111%
43	229%	53	164%	63	124%	73	109%
44	222%	54	157%	64	122%	74	107%
45	215%	55	150%	65	120%	75-90	105%
46	209%	56	146%	66	119%	91	104%
47	203%	57	142%	67	118%	92	103%
48	197%	58	138%	68	117%	93	102%
49	191%	59	134%	69	116%	94	101%
						95+	100%

A-1

APPENDIX B

Annual Fund Operating Expenses:

        This table shows the minimum and maximum total operating expenses deducted from the total net assets of the Funds during the fiscal year ended December 31, 2003. This table includes not only the minimum and maximum total operating expenses for the Funds currently available for investment, but also includes the following Funds which currently hold assets relating to the Policies but are no longer available for additional investment (as of the dates provided below):

Calvert Variable Series, Inc.	Social Small Cap Growth Portfolio	January 1, 2001
	Social Balanced Portfolio	May 1, 2002
Van Eck Worldwide Insurance Trust	Worldwide Real Estate Fund	January 1, 2001

        Expenses of the Funds may be higher or lower in the future. More detail concerning each Fund's fees and expenses is contained in the prospectus for each Fund.

RANGE OF EXPENSES FOR THE FUNDS

	Minimum		Maximum
Total Annual Fund Operating Expenses (total of all expenses that are deducted from fund assets, including management fees, 12b-1 fees, and other expenses)	0.46%	-	11.97	%*
Net Annual Fund Operating Expenses (total of all expenses that are deducted from Fund assets, including management fees, 12b-1 fees, and other expenses — after any contractual waivers of fee and expenses)	0.46%	-	4.31	%**
*	The range of Total Annual Fund Operating Expenses shown here does not take into account contractual and voluntary arrangements under which the Funds' advisers currently reimburse Fund expenses or waive fees. Please see the prospectus for each Fund for more information about that Fund's expenses.
**	The range of Net Annual Fund Operating Expenses takes into account contractual arrangements that require a Fund's investment adviser to reimburse or waive fund expenses until at least December 31, 2004.

B-1

The Funds

        Sub-Accounts that are no longer available for additional investment under the Policies invest in the following Funds. Each Fund is an investment portfolio of one of the following investment companies: Calvert Variable Series, Inc., managed by Calvert Group, Ltd. and Van Eck Worldwide Insurance Trust, managed by Van Eck Associates Corporation.

Calvert Variable Series, Inc.

Social Small Cap Growth Portfolio.

        This Fund seeks to provide long-term capital appreciation by investing primarily in small cap stocks that meet the Fund's investment and social criteria.

Social Balanced Portfolio.

        This Fund seeks to achieve a competitive total return through an actively managed portfolio of stocks, bonds, and money market instruments, which offer income and capital growth opportunity and which satisfy the investment and social criteria.

Van Eck Worldwide Insurance Trust

Worldwide Real Estate Fund.

        This Fund seeks to maximize return by investing in equity securities of domestic and foreign companies that own significant real estate or assets that principally are engaged in the real estate industry.

Note: Owners may not allocate additional premium or transfer Policy Value to these Sub-Accounts.

B-2

      To learn more about the Policy, you should read the SAI dated the same date as this prospectus. The SAI contains more detailed information about the Policy than is contained in this Prospectus. The Table of Contents for the SAI appears on the last page of this prospectus. Personalized illustrations of Death Benefits, Cash Value, and Policy Values are available without charge. For a free copy of the SAI, to receive personalized illustrations, and to request other information about the Policy please contact Brokerage Life Services at the toll-free telephone number shown on the cover. To request an SAI by mail, please tear off, complete and return this form to Protective Life's Brokerage Life Services Division customer service at the address shown on the cover.

        The SAI has been filed with the SEC and is incorporated by reference into this prospectus. The SEC maintains an Internet website (http://www.sec.gov) that contains the SAI and other information about us and the Policy. Information about us and the Policy (including the SAI) may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC., or may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, 450 Fifth Street, NW, Washington, DC 2059-0102. Additional information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 942-8090.

         Please send me a free copy of the SAI for the Protective Preserver/Single Premium Plus.

Name:

Address:

City, State, Zip:

Daytime Telephone Number:

Investment Company Act of 1940 Registration File No. 811-7337

PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT
(Registrant)

PROTECTIVE LIFE INSURANCE COMPANY
(Depositor)

2801 Highway 280 South
Birmingham, Alabama 35223
(800) 265-1545

STATEMENT OF ADDITIONAL INFORMATION
Individual Modified Single Premium Variable and Fixed Life Insurance Policy

        This Statement of Additional Information ("SAI") contains additional information regarding the individual modified single premium variable and fixed life insurance policy (the "Policy") offered by Protective Life Insurance Company ("Protective Life"). The Policy is issued to individuals and certain groups. This SAI is not a prospectus, and should be read together with the Prospectus for the Policy dated May 1, 2004 and the prospectuses for the Funds. You may obtain a copy of these prospectuses by writing or calling us at our address or phone number shown above. Capitalized terms in this SAI have the same meanings as in the Prospectus for the Policy.

        May 1, 2004

STATEMENT OF ADDITIONAL INFORMATION

ADDITIONAL POLICY INFORMATION

Limits on Policy Rights

        Incontestability.    Unless fraud is involved, Protective Life will not contest the Policy, or any supplemental rider, after the Policy or rider has been in force during the Insured's lifetime for two years from the Policy Effective Date or the effective date of the rider. Likewise, unless fraud is involved, Protective Life will not contest an increase in the Face Amount with respect to statements made in the evidence of insurability for that increase after the increase has been in force during the life of the Insured for two years after the effective date of the increase.

        Suicide Exclusion.    If the Insured dies by suicide, while sane or insane, within two years after the Policy Effective Date, the Death Benefit will be limited to the premium payments made before death, less any Policy Debt, liens (including accrued interest) and any withdrawals. If the Insured dies by suicide within two years after an increase in Face Amount, the Death Benefit with respect to the increase will be limited to the sum of the monthly cost of insurance charges made for that increase.

Misstatement of Age or Sex

        If the Insured's age or sex has been misstated in the application for the Policy or in any application for supplemental riders, the Death Benefit under the Policy or such supplemental riders is the amount which would have been provided by the most recent cost of insurance charge, and the cost of such supplemental riders, at the correct age and sex.

Corporate Purchasers or Eligible Groups

        The Policy is available for individuals and for corporations and other institutions. For corporate or other group or sponsored arrangements, fee-only arrangements or clients of registered investment advisors purchasing one or more Policies, Protective Life may reduce the amount of the policy expense charge, annual maintenance fee, or other charges where the expenses associated with the sale of the Policy or Policies or the underwriting or other administrative costs associated with the Policy or Policies are reduced. Sales, underwriting or other administrative expenses may be reduced for reasons such as expected economies resulting from a corporate purchase, a group or sponsored arrangement or arrangements, fee-only arrangements or clients of registered investment advisors.

Settlement Options

        The following settlement options may be elected.

        Option 1 — Payment for a Fixed Period.    Equal monthly payments will be made for any period of up to 30 years. The amount of each payment depends on the total amount applied, the period selected and the monthly payment rates Protective Life is using when the first payment is due.

        Option 2 — Life Income with Payments for a Guaranteed Period.    Equal monthly payments are based on the life of the named annuitant. Payments will continue for the lifetime of the annuitant with payments guaranteed for 10 or 20 years. Payments stop at the end of the selected guaranteed period or when the named person dies, whichever is later.

        Option 3 — Interest Income.    Protective Life will hold any amount applied under this option. Interest on the unpaid balance will be paid each month at a rate determined by Protective Life. This rate will not be less than the equivalent of 3% per year.

        Option 4 — Payments for a Fixed Amount.    Equal monthly payments will be made of an agreed fixed amount. The amount of each payment may not be less than $10 for each $1,000 applied. Interest will be credited each month on the unpaid balance and added to it. This interest will be at a rate set by us, but not less than an effective rate of 3% per year. Payments continue until the amount Protective Life holds runs out. The last payment will be for the balance only.

1

        Minimum Amounts.    Protective Life reserves the right to pay the total amount of the Policy in one lump sum, if less than $5,000. If monthly payments are less than $50, payments may be made quarterly, semi-annually, or annually at Protective Life's option.

        Other Requirements.    Settlement options must be elected by written notice received by Protective Life at the Home Office. The Owner may elect settlement options during the Insured's lifetime; beneficiaries may elect settlement options thereafter if Death Benefit Proceeds are payable in a lump sum. The effective date of an option applied to Death Benefit Proceeds is the date the due proof of death of the Insured is received at the Home Office. The effective date of an option applied to Surrender Value is effective date of the surrender.

        If Protective Life has available, at the time a settlement option is elected, options or rates on a more favorable basis than those guaranteed, the higher benefits will apply.

SUPPLEMENTAL RIDERS AND ENDORSEMENTS

        We offer the following riders and endorsements:

        Comprehensive Long-Term Care Accelerated Death Benefit Rider.    Applicants residing in states that have approved the Comprehensive Long-Term Care Accelerated Death Benefit Rider (the "ADBR") may elect to add it to their Policy at issue, subject to Protective's receiving satisfactory additional evidence of insurability. The ADBR is not available in all states and the terms under which it is available may vary from state-to-state, and by the underlying Policy selected. In some states this benefit may be provided under an endorsement to the Policy and the charge for the benefit will be an additional cost of insurance charge for the Policy. State variations of the rider will affect the benefits provided, the rider termination date and the rider charges. Please consult your registered representative for additional information about state variations of the rider. There is no assurance that the ADBR will be approved in all states or that it will be approved under the terms described herein.

        The ADBR permits the Owner to receive, at his or her request and upon approval by Protective in accordance with the terms of the ADBR, an accelerated payment of part of the Policy's Death Benefit (an "Accelerated Death Benefit") when one of the following two events occurs:

1.
Confinement to a Nursing Home Facility. The Insured is determined to be chronically ill (as defined below and in the Contact) and has been confined to a qualifying nursing home facility (as defined in the Contract) for 90 consecutive days.

2.
Community Care. The Insured is determined to be chronically ill (as defined below) and has been receiving home health care, assisted living care or adult day care (as defined in the rider) for at least 90 days.

        Chronically ill means that the Insured has been certified (within the preceding 12-month period) by a Physician as (i) being unable to perform (without substantial assistance from another individual) at least two activities of daily living or (ii) requiring substantial supervision to protect the Insured from threats to health and safety due to severe cognitive impairment (as such terms are more fully described in the ADBR).

        The monthly charge on the Protective Preserver Policy for this rider is $0.20833 per $1,000 of Face Amount, which is equivalent to an annual rate of $2.50 per $1,000 of Face Amount. The charge for this rider is guaranteed not to exceed $63.00 per month. The monthly charge for this rider on the Protective Single Premium Plus Policy is .0125% (which is equivalent to an annual rate of .15%) multiplied by the Policy Value up to $250,000. There is no additional charge on Policy Value in excess of $250,000.

              Tax Consequences of the ADBR.    Subject to certain limitations, the Accelerated Death Benefit payable under the ADBR will generally be excludible from income for federal income tax purposes (state variations may apply). The charge for the ADBR may be includible as income for federal

2

  income tax purposes. (See "Tax Considerations — Tax Treatment of Comprehensive Long-Term Care Accelerated Death Benefit Rider".)

           Amount of the Accelerated Death Benefit.    The ADBR provides for monthly payments subject to an aggregate maximum Accelerated Death Benefit payment equal to the lesser of (i) 90% of the Face Amount less any Policy debt or (ii) $250,000, less any outstanding lien amount under any other accelerated death benefit rider or endorsement attached to the Policy. The monthly Accelerated Death Benefit under the ADBR will be 1% or 2% of the Initial Face Amount for community care or nursing home care, respectively, subject to a maximum monthly benefit of $5,000.

           Conditions for Receipt of the Accelerated Death Benefit.    In order to receive an Accelerated Death Benefit payment, a Policy must be in force and an Owner must submit a proof of claim and a notice of the claim to Protective at its Home Office. Proof of claim means written proof (described more fully in the ADBR) in a form acceptable to Protective, that the Insured is chronically ill and is receiving community care or nursing home care.

        Protective may request additional medical information from an Insured's physician and/or may require an independent physical examination (at its expense) before approving the claim for payment of the Accelerated Death Benefit. Protective will not approve a claim for an Accelerated Death Benefit payment if the Insured is not living at the time the notice of the claim is received at the Home Office, if the claim is the result of intentionally self-inflicted injury or participation in a felony or if the benefits are payable under Medicare or services are provided outside of the United States. Any additional exclusions may be noted in the ADBR.

          Operation of the ADBR.    A lien against the Death Benefit payable under the Policy (the "death benefit lien") will be established in the aggregate amount of any Accelerated Death Benefits paid under the ADBR.

           Effect on Existing Policy.    The Death Benefit Proceeds otherwise payable under a Policy at the time of an Insured's death will be reduced by the amount of any death benefit lien. If the Owner makes a request for a surrender, or a withdrawal, the Policy's Surrender Value will be reduced by the amount of any outstanding death benefit lien. Therefore, depending upon the size of the death benefit lien, this may result in the Surrender Value being reduced to zero. In addition, once benefits under the ADBR have been requested and all other conditions of eligibility have been satisfied, no new policy loans may be requested.

        Lapse Protection Rider.    An optional Lapse Protection Rider may be purchased on the Protective Preserver Policy. As long as the rider remains in effect, Protective guarantees that a Policy that would otherwise lapse at the end of a grace period because the Surrender Value was insufficient to cover the Monthly Deduction will remain in force. The lapse protection provided by this rider will terminate if the Policy is surrendered or if there is a loan or Face Amount increase on the Policy. The rider will also apply to any other rider which is in force on the Policy as of the last day of the grace period, unless otherwise indicated in the rider. Some state variations may apply. This rider is not available on the Protective Single Premium Plus. The monthly charge for this rider is .021% of the Policy Value which is equivalent to an annual rate of .25% of the Policy Value.

        Endorsements.    The Company may also issue as part of the Policy endorsements for which there are no charges.

        Waiver of Surrender Charge Endorsement.    The Waiver of Surrender Charge Endorsement provides for a waiver of surrender charges after the first Policy Year in the event the Owner enters a nursing home (for a period of ninety days or more) or is first diagnosed as having a terminal illness and has a life expectancy of twelve months or less.

        Policy Loan Endorsement.    Provides for carryover loans on policies transferred to the Company under Section 1035 of the Internal Revenue Code.

3

        Additional rules and limits apply to these supplemental riders and endorsements. Not all such benefits may be available at any time, and supplemental riders in addition to those listed above may be made available. Please ask your Protective agent for further information, or contact the Home Office.

ILLUSTRATIONS

        We may provide illustrations for Death Benefit, Policy Value, and Surrender Value based on hypothetical rates of return that are not guaranteed. The illustrations also assume costs of insurance for a hypothetical person. These illustrations are illustrative only and are not a representation of past or future performance. Your rates of return and insurance charges may be higher or lower than these illustrations. The actual return on your policy account value will depend on factors such as the amounts you allocate to particular Funds, the amounts deducted for the Policy's monthly charges, the Funds' expense ratios, and your policy loan and partial withdrawal history.

        Before you purchase the Policy and upon request thereafter, we will provide illustrations of future benefits under the Policy based upon the proposed insured's age and underwriting class, the death benefit option, face amount, planned premiums, and riders requested. We reserve the right to charge a reasonable fee for this service to persons who request more than one illustration during a Policy Year.

ADDITIONAL INFORMATION

IMSA

        Protective Life is a member of the Insurance Marketplace Standards Association ("IMSA"), and as such may include the IMSA logo and information about IMSA membership in Protective advertisements. Companies that belong to IMSA subscribe to a set of ethical standards covering the various aspects of sales and service for individually sold life insurance and annuities.

Other Investors in the Funds

        Shares of the Van Kampen Funds, Oppenheimer Funds, MFS Funds, Fidelity Funds, Lord Abbett Funds, Calvert Variable Series, Inc., Van Eck Worldwide Insurance Trust, Universal Institutional Funds, Inc. and Goldman Sachs Variable Insurance Trust are sold to separate accounts of insurance companies, which may or may not be affiliated with Protective Life or each other, a practice known as "shared funding." They may also be sold to separate accounts to serve as the underlying investment for both variable annuity contracts and variable life insurance policies, a practice known as "mixed funding." Shares of some of these Funds may also be sold to certain qualified pension and retirement plans. As a result, there is a possibility that a material conflict may arise among and between the interests of Policy Owners and other of the Fund's various investors. In the event of any such material conflicts, Protective Life will consider what action may be appropriate, including removing the Fund from the Variable Account or replacing the Fund with another fund. The board of directors (or trustees) of each of the Van Kampen Funds, Universal Institutional Funds, Oppenheimer Funds, MFS Funds, Fidelity Funds, Lord Abbett Funds, Calvert Variable Series, Inc., Van Eck Worldwide Insurance Trust and Goldman Sachs Variable Insurance Trust monitors events related to their Funds to identify possible material irreconcilable conflicts among and between the interests of the Fund's various investors. There are certain risks associated with mixed and shared funding and with the sale of shares to qualified pension and retirement plans, as disclosed in each Fund's prospectus.

Assignment

        The Policy may be assigned in accordance with its terms. An assignment is binding upon Protective Life only if it is in writing and filed at the Home Office. Once Protective Life has received a signed copy of the assignment, the Owner's rights and the interest of any beneficiary (or any other person) will be subject to the assignment. Protective Life assumes no responsibility for the validity or sufficiency of any

4

assignment. An assignment is subject to any Policy Debt and any liens (including accrued interest). An assignment may result in certain amounts being subject to income tax and a 10% penalty tax. (See "Tax Considerations" in the prospectus.)

State Regulation

        Protective Life is subject to regulation by the Department of Insurance of the State of Tennessee, which periodically examines the financial condition and operations of Protective Life. Protective Life is also subject to the insurance laws and regulations of all jurisdictions where it does business. The Policy described in this prospectus has been filed with and, where required, approved by, insurance officials in those jurisdictions where it is sold.

        Protective Life is required to submit annual statements of operations, including financial statements, to the insurance departments of the various jurisdictions where it does business to determine solvency and compliance with applicable insurance laws and regulations.

Reports to Owners

        Each year you will be sent a report at your last known address showing, as of the end of the current report period: the Death Benefit; Policy Value; Guaranteed Account Value; Variable Account Value; Loan Account Value; Sub-Account Values; premiums paid since the last report; withdrawals since the last report; any Policy loans and accrued interest; Surrender Value; current premium allocations; charges deducted since the last report; any liens; and any other information required by law. You will also be sent an annual and a semi-annual report for each Fund underlying a Sub-Account to which you have allocated Policy Value, including a list of the securities held in each Fund, as required by the Investment Company Act of 1940. In addition, when you pay premiums or request any other financial transaction under your Policy you will receive a written confirmation of these transactions.

Legal Matters

        Sutherland Asbill & Brennan LLP of Washington, D.C. has provided advice on certain matters relating to the federal securities laws.

Independent Accountants

        The audited statement of assets and liabilities of the Protective Variable Life Separate Account as of December 31, 2003 and the related statement of operations for the year then ended and the statement of changes in net assets for each of the two years in the period ended December 31, 2003 included in this SAI, have been so included herein in reliance on the report of PricewaterhouseCoopers LLP, independent accountants, given on the authority of that firm as experts in accounting and auditing.

        The consolidated balance sheets of Protective Life as of December 31, 2003, and 2002 and the consolidated statements of income, stockholder's equity and cash flows for each of the three years in the period ended December 31, 2003 and the related financial statement schedules included in this SAI, have been so included herein in reliance on the report of PricewaterhouseCoopers LLP, independent accountants, given on the authority of that firm as experts in accounting and auditing.

        The principal business address of PricewaterhouseCoopers LLP is 1301 Avenue of the Americas, New York, New York, 10019.

Reinsurance

        The Company may reinsure a portion of the risks assumed under the Policies.

5

Additional Information

        A registration statement has been filed with the SEC under the Securities Act of 1933, as amended, with respect to the Policies. Not all the information set forth in the registration statement, and the amendments and exhibits thereto, has been included in the prospectus and this SAI. Statements contained in this SAI concerning the content of the Policies and other legal instruments are intended to be summaries. For a complete statement of the terms of these documents, reference should be made to the instruments filed with the SEC at 450 Fifth Street, N.W., Washington, DC 20540. The instruments may also be accessed using the SEC's website at http/www.sec.gov.

Financial Statements

        Protective Life's financial statements included in this SAI, should be considered only as bearing on Protective Life's ability to meet its obligations under the Policies. They have no bearing on the investment performance of the assets held in the Variable Account.

6

        All other schedules to the consolidated financial statements required by Article 7 of Regulation S-X are not required under the related instructions or are inapplicable and therefore have been omitted.

REPORT OF INDEPENDENT AUDITORS

To the Contract Owners of The Protective Variable Life Separate Account
and Board of Directors of Protective Life Insurance Company

        In our opinion, the accompanying statements of assets and liabilities and the related statements of operations and changes in net assets present fairly, in all material respects, the financial position of the subaccounts as listed in Note 1 to such financial statements of The Protective Variable Life Separate Account at December 31, 2003, and the results of operations and changes in each of their net assets for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the management of Protective Life Insurance Company; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of fund shares owned at December 31, 2003 by correspondence with the transfer agent of the investee mutual funds, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Birmingham, Alabama
April 15, 2004

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2003
(in thousands)

	Goldman Sachs Growth and Income	Goldman Sachs International Equity	Goldman Sachs CORE Small Cap	Goldman Sachs CORE US Equity	Goldman Sachs Capital Growth	Calvert Social Small Cap Growth	Calvert Social Balanced
Assets
Investment in sub-accounts at market value	$6,238	$4,685	$6,033	$8,664	$8,531	$105	$340
Receivable from Protective Life Insurance Company	3	0		0	18	0	7

Total assets-	6,241	4,685	6,033	8,664	8,549	105	347

Liabilities
Payable to Protective Life Insurance Company	0	20	3	7	0	0	0

Net assets-	$6,241	$4,665	$6,030	$8,657	$8,549	$105	$347

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF ASSETS AND LIABILITIES, CONTINUED

December 31, 2003
(in thousands)

	MFS Emerging Growth	MFS Research	MFS Investors Trust	MFS Total Return	MFS New Discovery	MFS Utilities	MFS Investors Growth Stock
Assets
Investment in sub-accounts at market value	$3,801	$5,247	$5,367	$5,708	$1,880	$1,055	$2,151
Receivable from Protective Life Insurance Company	0	0	0	0	0	0	0

Total assets-	3,801	5,247	5,367	5,708	1,880	1,055	2,151

Liabilities
Payable to Protective Life Insurance Company	2	8	4	4	3	1	4

Net assets-	$3,799	$5,239	$5,363	$5,704	$1,877	$1,054	$2,147

The accompanying notes are an integral part of these financial statements.

The Protective Variable Life Separate Account

Statement of Assets and Liabilities, Continued

December 31, 2003
(in thousands)

	Oppenheimer Aggressive Growth	Oppenheimer Capital Appreciation	Oppenheimer Main Street	Oppenheimer Money Fund	Oppenheimer Strategic Bond	Oppenheimer Global Securities
Assets
Investment in sub-accounts at market value	$3,094	$8,183	$7,233	$3,918	$5,993	$3,807
Receivable from Protective Life Insurance Company	0	8	0	0	2	21

Total assets-	3,094	8,191	7,233	3,918	5,995	3,828

Liabilities
Payable to Protective Life Insurance Company	0	0	26	14	0	0

Net assets-	$3,094	$8,191	$7,207	$3,904	$5,995	$3,828

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF ASSETS AND LIABILITIES, CONTINUED

December 31, 2003
(in thousands)

	Oppenheimer High Income	Van Eck Real Estate	Van Kampen Emerging Growth	Van Kampen Enterprise	Van Kampen Comstock	Van Kampen Growth and Income
Assets
Investment in sub-accounts at market value	$1,141	$15	$3,556	$2,919	$8,344	$8,262
Receivable from Protective Life Insurance Company	0	0	0	0	0	0

Total assets-	1,141	15	3,556	2,919	8,344	8,262

Liabilities
Payable to Protective Life Insurance Company	0	0	4	20	17	20

Net assets-	$1,141	$15	$3,552	$2,899	$8,327	$8,242

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF ASSETS AND LIABILITIES, CONTINUED

December 31, 2003
(In Thousands)

	Van Kampen Aggressive Growth	UIF Equity & Income II	Van Kampen Government Portfolio II	Fidelity VIP Index 500	Fidelity VIP Growth	Fidelity VIP ContraFund
Assets
Investment in sub-accounts at market value	$326	$1,148	$308	$1,454	$746	$912
Receivable from Protective Life Insurance Company	0	0	0	15	0	0

Total assets-	326	1,148	308	1,469	746	912

Liabilities
Payable to Protective Life Insurance Company	4	0	0	0	0	0

Net assets-	$322	$1,148	$308	$1,469	$746	$912

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF ASSETS AND LIABILITIES, CONTINUED

December 31, 2003
(In Thousands)

	Lord Abbett Growth & Income	Lord Abbett Bond Debenture	Lord Abbett Mid-Cap Value	Lord Abbett Growth Opportunities	Lord Abbett America's Value	Total
Assets
Investment in sub-accounts at market value	$5,390	$3,249	$3,181	$181	$457	$133,622
Receivable from Protective Life Insurance Company	0	0	0	0	0	74

Total assets-	5,390	3,249	3,181	181	457	133,696

Liabilities
Payable to Protective Life Insurance Company	0	0	4	0	0	165

Net assets-	$5,390	$3,249	$3,177	$181	$457	$133,531

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2003
(in thousands)

	PIC Global Income	Goldman Sachs Growth and Income	Goldman Sachs International Equity	Goldman Sachs CORE Small Cap	Goldman Sachs CORE US Equity	Goldman Sachs PIC Capital Growth	Goldman Sachs Small Cap Growth
Investment income
Dividends	$176	$177	$207	$63	$114	$81	$1

Net realized and unrealized gains (losses) on investments
Net realized gain (loss) from redemption of investment shares	(157)	0	1	(1)	1	0	0
Capital gain distribution	0	0		1,878	0	0	0

Net realized gain (loss) on investments	(157)	0	1	1,877	1	0	0
Net unrealized appreciation (depreciation) on investments during the period	48	964	980	(419)	1,838	1,568	30

Net realized and unrealized gain (loss) on investments	(109)	964	981	1,458	1,839	1,568	30

Net increase (decrease) in net assets resulting from operations	$67	$1,141	$1,188	$1,521	$1,953	$1,649	$31

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF OPERATIONS, CONTINUED

For the Year Ended December 31, 2003
(In Thousands)

	Calvert Social Balanced	MFS Emerging Growth	MFS Research	MFS Investors Trust	MFS Total Return	MFS New Discovery	MFS Utilities
Investment income
Dividends	$6	$0	$29	$29	$72	$0	$19

Net realized and unrealized gains (losses) on investments
Net realized gain (loss) from redemption of investment shares	(15)	(2)	(1)	0	1	(1)	1
Capital gain distribution	0	0	0	0	0		0

Net realized gain (loss) on investments	(15)	(2)	(1)	0	1	(1)	1
Net unrealized appreciation (depreciation) on investments during the period	67	837	978	918	635	438	246

Net realized and unrealized gain (loss) on investments	52	835	977	918	636	437	247

Net increase (decrease) in net assets resulting from operations	$58	$835	$1,006	$947	$708	$437	$266

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF OPERATIONS, CONTINUED

For the Year Ended December 31, 2003
(In Thousands)

	MFS Investors Growth Stock	Oppenheimer Aggressive Growth	Oppenheimer Capital Appreciation	Oppenheimer Main Street	Oppenheimer Money Fund	Oppenheimer Strategic Bond	Oppenheimer Global Securities
Investment income
Dividends	$0	$0	$25	$51	$36	$195	$21

Net realized and unrealized gains (losses) on investments
Net realized gain (loss) from redemption of investment shares	0	0	3	0	0	9	0
Capital gain distribution	0	0	0	0	0	0	0

Net realized gain (loss) on investments	0	0	3	0	0	9	0
Net unrealized appreciation (depreciation) on investments during the period	370	613	1,825	1,415	0	342	1,083

Net realized and unrealized gain (loss) on investments	370	613	1,828	1,415	0	351	1,083

Net increase (decrease) in net assets resulting from operations	$370	$613	$1,853	$1,466	$36	$546	$1,104

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF OPERATIONS, CONTINUED

For the Year Ended December 31, 2003
(In Thousands)

	Oppenheimer High Income	Van Eck Real Estate	Van Kampen Emerging Growth	Van Kampen Enterprise	Van Kampen Comstock	Van Kampen Growth and Income	Van Kampen Aggressive Growth
Investment income
Dividends	$62	$1	$0	$11	$55	$49	$0

Net realized and unrealized gains (losses) on investments
Net realized gain (loss) from redemption of investment shares	1	2	(7)	0	0	0	0
Capital gain distribution	0	0	0	0	0	0	0

Net realized gain (loss) on investments	1	2	(7)	0	0	0	0
Net unrealized appreciation (depreciation) on investments during the period	139	4	706	544	1,689	1,552	39

Net realized and unrealized gain (loss) on investments	140	6	699	544	1,689	1,552	39

Net increase (decrease) in net assets resulting from operations	$202	$7	$699	$555	$1,744	$1,601	$39

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF OPERATIONS, CONTINUED

For the Year Ended December 31, 2003
(In Thousands)

	UIF Equity & Income II	Van Kampen Government Portfolio II	Fidelity VIP Index 500	Fidelity VIP Growth	Fidelity VIP ContraFund	Lord Abbett Growth & Income
Investment income
Dividends	$5	$0	$14	$1	$1	$31

Net realized and unrealized gains (losses) on investments
Net realized gain (loss) from redemption of investment shares	0	0	25	28	0	2
Capital gain distribution	3	0	0	0	0	0

Net realized gain (loss) on investments	3	0	25	28	0	2
Net unrealized appreciation (depreciation) on investments during the period	87	3	240	142	152	920

Net realized and unrealized gain (loss) on investments	90	3	265	170	152	922

Net increase (decrease) in net assets resulting from operations	$95	$3	$279	$171	$153	$953

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF OPERATIONS, CONTINUED

For the Year Ended December 31, 2003
(In Thousands)

	Lord Abbett Bond Debenture	Lord Abbett Mid-Cap Value	Lord Abbett Growth Opportunities	Lord Abbett America's Value	Total
Investment income
Dividends	$121	$14	$0	$5	$1,672

Net realized and unrealized gains (losses) on investments
Net realized gain (loss) from redemption of investment shares	0	(1)	0	0	(111)
Capital gain distribution	26	29	0	4	1,940

Net realized gain (loss) on investments	26	28	0	4	1,829
Net unrealized appreciation (depreciation) on investments during the period	185	454	11	29	21,672

Net realized and unrealized gain (loss) on investments	211	482	11	33	23,501

Net increase (decrease) in net assets resulting from operations	$332	$496	$11	$38	$25,173

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS

For the Year Ended December 31, 2003
(In Thousands)

	PIC Global Income	Goldman Sachs Growth and Income	Goldman Sachs International Equity	Goldman Sachs CORE Small Cap	Goldman Sachs CORE US Equity	Goldman Sachs PIC Capital Growth	Calvert Social Small Cap Growth
From operations
Net investment income (loss)	$176	$177	$207	$63	$114	$81	$1
Net realized gain (loss) on investments	(157)	0	1	1,877	1	0	0
Net unrealized appreciation (depreciation) of investments during the period	48	964	980	(419)	1,838	1,568	30

Net increase (decrease) in net assets resulting from operations	67	1,141	1,188	1,521	1,953	1,649	31

From variable life policy transactions
Contract owners' net payments	337	719	772	668	1,146	1,372	0
Mortality and expense risk charges	(21)	(42)	(33)	(38)	(63)	(66)	(1)
Cost of insurance and administrative charges	(187)	(403)	(362)	(343)	(590)	(671)	(7)
Surrenders	(151)	(125)	(146)	(146)	(198)	(238)	0
Death benefits
Net policy loan repayments (withdrawals)	(19)	(9)	(5)	(15)	(10)	(39)	0
Transfers (to) from other portfolios	(2,115)	1,137	43	1,115	476	106	0

Net increase (decrease) in net assets resulting from variable life policy transactions	(2,156)	1,277	269	1,241	761	464	(8)

Net increase (decrease) in net assets	(2,089)	2,418	1,457	2,762	2,714	2,113	23
Net assets, beginning of year	2,089	3,823	3,208	3,268	5,943	6,436	82

Net assets, end of year	$0	$6,241	$4,665	$6,030	$8,657	$8,549	$105

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS, CONTINUED

For the Year Ended December 31, 2003
(In Thousands)

	Calvert Social Balanced	MFS Emerging Growth	MFS Research	MFS Investors Trust	MFS Total Return	MFS New Discovery	MFS Utilities
From operations
Net investment income (loss)	$6	$0	$29	$29	$72	$0	$19
Net realized gain (loss) on investments	(15)	(2)	(1)	0	1	(1)	1
Net unrealized appreciation (depreciation) of investments during the period	67	837	978	918	635	438	246

Net increase (decrease) in net assets resulting from operations	58	835	1,006	947	708	437	266

From variable life policy transactions
Contract owners' net payments	1	856	866	740	660	399	180
Mortality and expense risk charges	(3)	(28)	(40)	(40)	(39)	(14)	(8)
Cost of insurance and administrative charges	(38)	(358)	(408)	(397)	(295)	(180)	(92)
Surrenders	(2)	(102)	(132)	(123)	(82)	(44)	(35)
Death benefits
Net policy loan repayments (withdrawals)	(1)	(1)	(40)	(1)	(13)	(20)	(3)
Transfers (to) from other portfolios	(4)	(57)	9	398	1,284	73	33

Net increase (decrease) in net assets resulting from variable life policy transactions	(47)	310	255	577	1,515	214	75

Net increase (decrease) in net assets	11	1,145	1,261	1,524	2,223	651	341
Net assets, beginning of year	336	2,654	3,978	3,839	3,481	1,226	713

Net assets, end of year	$347	$3,799	$5,239	$5,363	$5,704	$1,877	$1,054

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS, CONTINUED

For the Year Ended December 31, 2003
(In Thousands)

	MFS Investors Growth Stock	Oppenheimer Aggressive Growth	Oppenheimer Capital Appreciation	Oppenheimer Main Street	Oppenheimer Money Fund	Oppenheimer Strategic Bond	Oppenheimer Global Securities
From operations
Net investment income (loss)	$0	$0	$25	$51	$36	$195	$21
Net realized gain (loss) on investments	0	0	3	0	0	9	0
Net unrealized appreciation (depreciation) of investments during the period	370	613	1,825	1,415	0	342	1,083

Net increase (decrease) in net assets resulting from operations	370	613	1,853	1,466	36	546	1,104

From variable life policy transactions
Contract owners' net payments	440	707	1,411	940	1,409	395	584
Mortality and expense risk charges	(16)	(25)	(60)	(52)	(42)	(30)	(26)
Cost of insurance and administrative charges	(194)	(334)	(671)	(486)	(538)	(245)	(303)
Surrenders	(27)	(100)	(202)	(109)	(82)	(101)	(83)
Death benefits
Net policy loan repayments (withdrawals)	(7)	(36)	(66)	(28)	29	(21)	(1)
Transfers (to) from other portfolios	205	(91)	250	731	(2,118)	2,560	169

Net increase (decrease) in net assets resulting from variable life policy transactions	401	121	662	996	(1,342)	2,558	340

Net increase (decrease) in net assets	771	734	2,515	2,462	(1,306)	3,104	1,444
Net assets, beginning of year	1,376	2,360	5,676	4,745	5,210	2,891	2,384

Net assets, end of year	$2,147	$3,094	$8,191	$7,207	$3,904	$5,995	$3,828

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS, CONTINUED

For the Year Ended December 31, 2003
(In Thousands)

	Oppenheimer High Income	Van Eck Real Estate	Van Kampen Emerging Growth	Van Kampen Enterprise	Van Kampen Comstock	Van Kampen Growth and Income	Van Kampen Aggressive Growth
From operations
Net investment income (loss)	$62	$0	$0	$11	$55	$49	$0
Net realized gain (loss) on investments	1	2	(7)	0	0	0	0
Net unrealized appreciation (depreciation) of investments during the period	139	4	706	544	1,689	1,552	39

Net increase (decrease) in net assets resulting from operations	202	6	699	555	1,744	1,601	39

From variable life policy transactions
Contract owners' net payments	88	0	833	570	1,056	1,034	48
Mortality and expense risk charges	(8)	0	(27)	(21)	(54)	(52)	(1)
Cost of insurance and administrative charges	(65)	(1)	(346)	(246)	(490)	(482)	(16)
Surrenders	(21)	(13)	(100)	(46)	(116)	(151)	(2)
Death benefits
Net policy loan repayments (withdrawals)	(4)	0	(6)	(10)	(15)	(18)	(1)
Transfers (to) from other portfolios	177	0	185	306	1,745	1,829	233

Net increase (decrease) in net assets resulting from variable life policy transactions	167	(14)	539	553	2,126	2,160	261

Net increase (decrease) in net assets	369	(8)	1,238	1,108	3,870	3,761	300
Net assets, beginning of year	772	23	2,314	1,791	4,457	4,481	22

Net assets, end of year	$1,141	$15	$3,552	$2,899	$8,327	$8,242	$322

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS, CONTINUED

For the Year Ended December 31, 2003
(In Thousands)

	UIF Equity & Income II	Van Kampen Government Portfolio II	Fidelity VIP Index 500	Fidelity VIP Growth	Fidelity VIP ContraFund	Lord Abbett Growth & Income
From operations
Net investment income (loss)	$5	$0	$14	$1	$1	$31
Net realized gain (loss) on investments	3	0	25	28	0	2
Net unrealized appreciation (depreciation) of investments during the period	86	3	240	142	152	920

Net increase (decrease) in net assets resulting from operations	94	3	279	171	153	953

From variable life policy transactions
Contract owners' net payments	56	1	235	95	166	381
Mortality and expense risk charges	(3)	(1)	(9)	(4)	(5)	(26)
Cost of insurance and administrative charges	(14)	(2)	(121)	(48)	(52)	(194)
Surrenders	0	0	(7)	0	(8)	(16)
Death benefits
Net policy loan repayments (withdrawals)	0	0	(1)	0	(2)	(6)
Transfers (to) from other portfolios	1,015	307	201	76	328	2,915

Net increase (decrease) in net assets resulting from variable life policy transactions	1,054	305	298	119	427	3,054

Net increase (decrease) in net assets	1,148	308	577	290	580	4,007
Net assets, beginning of year	0	0	892	456	332	1,383

Net assets, end of year	$1,148	$308	$1,469	$746	$912	$5,390

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS, CONTINUED

For the Year Ended December 31, 2003
(In Thousands)

	Lord Abbett Bond Debenture	Lord Abbett Mid-Cap Value	Lord Abbett Growth Opportunities	Lord Abbett America's Value	Total
From operations
Net investment income (loss)	$121	$14	$0	$5	$1,671
Net realized gain (loss) on investments	26	28	0	4	1,829
Net unrealized appreciation (depreciation) of investments during the period	185	454	11	29	21,671

Net increase (decrease) in net assets resulting from operations	332	496	11	38	25,171

From variable life policy transactions
Contract owners' net payments	285	406	21	6	19,883
Mortality and expense risk charges	(18)	(16)	0	(1)	(933)
Cost of insurance and administrative charges	(146)	(139)	(3)	(5)	(9,472)
Surrenders	(23)	(13)	0	0	(2,744)
Death benefits
Net policy loan repayments (withdrawals)	(11)	9	0	0	(371)
Transfers (to) from other portfolios	1,723	1,487	152	419	17,302

Net increase (decrease) in net assets resulting from variable life policy transactions	1,810	1,734	170	419	23,665

Net increase (decrease) in net assets	2,142	2,230	181	457	48,836
Net assets, beginning of year	1,107	947	0	0	84,695

Net assets, end of year	$3,249	$3,177	$181	$457	$133,531

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS
For the Year Ended December 31, 2002
(In Thousands)

	PIC Global Income	PIC Growth and Income	PIC International Equity	PIC Small Cap Value	PIC CORE US Equity	PIC Capital Growth	Calvert Social Small Cap Growth
From operations
Net investment income (loss)	$99	$29	$45	$34	$43	$28	$1
Net realized gain (loss) on investments	0	(7)	(12)	233	(5)	(60)	1
Net unrealized appreciation (depreciation) of investments during the period	5	(438)	(744)	(507)	(1,623)	(2,043)	(28)

Net increase (decrease) in net assets resulting from operations	104	(416)	(711)	(240)	(1,585)	(2,075)	(26)

From variable life policy transactions
Contract owners' net payments	232	677	872	567	1,310	1,450	0
Mortality and expense risk charges	(14)	(32)	(32)	(28)	(55)	(65)	(1)
Cost of insurance and administrative charges	(135)	(336)	(384)	(287)	(576)	(689)	(9)
Surrenders	(26)	(69)	(128)	(120)	(128)	(223)	(1)
Death benefits	0	(45)	0	0	(41)	(1)	0
Net policy loan repayments (withdrawals)	(12)	(2)	(31)	(23)	(8)	(15)	0
Transfers (to) from other portfolios	564	682	(212)	664	482	(127)	(3)

Net increase (decrease) in net assets resulting from variable life policy transactions	609	875	85	773	984	330	(14)

Net increase (decrease) in net assets	713	459	(626)	533	(601)	(1,745)	(40)
Net assets, beginning of year	1,376	3,364	3,834	2,735	6,544	8,181	122

Net assets, end of year	$2,089	$3,823	$3,208	$3,268	$5,943	$6,436	$82

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS, CONTINUED

For the Year Ended December 31, 2002
(In Thousands)

	Calvert Social Balanced	MFS Emerging Growth	MFS Research	MFS Investors Trust	MFS Total Return	MFS New Discovery	MFS Utilities
From operations
Net investment income (loss)	$10	$0	$12	$19	$42	$0	$19
Net realized gain (loss) on investments	(84)	(64)	(33)	(4)	21	(16)	(8)
Net unrealized appreciation (depreciation) of investments during the period	2	(1,321)	(1,272)	(862)	(197)	(528)	(205)

Net increase (decrease) in net assets resulting from operations	(72)	(1,385)	(1,293)	(847)	(134)	(544)	(194)

From variable life policy transactions
Contract owners' net payments	73	948	1,014	706	372	475	187
Mortality and expense risk charges	(5)	(29)	(41)	(33)	(25)	(12)	(6)
Cost of insurance and administrative charges	(50)	(401)	(464)	(348)	(230)	(179)	(82)
Surrenders	(19)	(98)	(151)	(76)	(43)	(43)	(6)
Death benefits	0	0	(1)	(41)	0	0	0
Net policy loan repayments (withdrawals)	(3)	(39)	(11)	(2)	(7)	(15)	(2)
Transfers (to) from other portfolios	(413)	(377)	(104)	994	1,328	(1)	68

Net increase (decrease) in net assets resulting from variable life policy transactions	(417)	4	242	1,200	1,395	225	159

Net increase (decrease) in net assets	(489)	(1,381)	(1,051)	353	1,261	(319)	(35)
Net assets, beginning of year	825	4,035	5,029	3,486	2,220	1,545	748

Net assets, end of year	$336	$2,654	$3,978	$3,839	$3,481	$1,226	$713

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS, CONTINUED

For the Year Ended December 31, 2002
(In Thousands)

	MFS Investors Growth Stock	Oppenheimer Aggressive Growth	Oppenheimer Capital Appreciation	Oppenheimer Main Street	Oppenheimer Money Fund	Oppenheimer Strategic Bond	Oppenheimer Global Securities
From operations
Net investment income (loss)	$0	$19	$34	$33	$58	$128	$13
Net realized gain (loss) on investments	(1)	(73)	(3)	(46)	0	6	(2)
Net unrealized appreciation (depreciation) of investments during the period	(429)	(878)	(1,964)	(973)	0	40	(649)

Net increase (decrease) in net assets resulting from operations	(430)	(932)	(1,933)	(986)	58	174	(638)

From variable life policy transactions
Contract owners' net payments	349	902	1,403	913	1,343	259	599
Mortality and expense risk charges	(12)	(25)	(54)	(42)	(36)	(19)	(23)
Cost of insurance and administrative charges	(160)	(365)	(648)	(414)	(477)	(174)	(297)
Surrenders	(21)	(137)	(183)	(111)	(435)	(30)	(55)
Death benefits	0	0	(1)	(44)	0	0	0
Net policy loan repayments (withdrawals)	(1)	(46)	(19)	(7)	(6)	(25)	(27)
Transfers (to) from other portfolios	387	(333)	615	895	1,744	955	235

Net increase (decrease) in net assets resulting from variable life policy transactions	542	(4)	1,113	1,190	2,133	966	432

Net increase (decrease) in net assets	112	(936)	(820)	204	2,191	1,140	(206)
Net assets, beginning of year	1,264	3,296	6,496	4,541	3,019	1,751	2,590

Net assets, end of year	$1,376	$2,360	$5,676	$4,745	$5,210	$2,891	$2,384

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS, CONTINUED

For the Year Ended December 31, 2002
(In Thousands)

	Oppenheimer High Income	Van Eck Hard Asset	Van Eck Real Estate	Van Kampen Emerging Growth	Van Kampen Enterprise	Van Kampen Comstock	Van Kampen Growth and Income
From operations
Net investment income (loss)	$55	$0	$1	$8	$6	$22	$27
Net realized gain (loss) on investments	0	0	2	(8)	(2)	21	(8)
Net unrealized appreciation (depreciation) of investments during the period	(69)	0	(2)	(939)	(568)	(788)	(591)

Net increase (decrease) in net assets resulting from operations	(14)	0	1	(939)	(564)	(745)	(572)

From variable life policy transactions
Contract owners' net payments	62	0	(2)	832	462	768	719
Mortality and expense risk charges	(6)	0	0	(22)	(15)	(32)	(30)
Cost of insurance and administrative charges	(44)	0	(1)	(322)	(197)	(354)	(327)
Surrenders	(6)	0	0	(45)	(31)	(70)	(40)
Death benefits	0	0	0	0	0	0	(48)
Net policy loan repayments (withdrawals)	(5)	0	0	(10)	2	1	(3)
Transfers (to) from other portfolios	276	(3)	0	468	737	2,149	2,430

Net increase (decrease) in net assets resulting from variable life policy transactions	277	(3)	(3)	901	958	2,462	2,701

Net increase (decrease) in net assets	263	(3)	(2)	(38)	394	1,717	2,129
Net assets, beginning of year	509	3	25	2,352	1,397	2,740	2,352

Net assets, end of year	$772	$0	$23	$2,314	$1,791	$4,457	$4,481

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS, CONTINUED

For the Year Ended December 31, 2002
(In Thousands)

	Van Kampen Strategic Stock	Van Kampen Asset Allocation	Fidelity VIP Index 500	Fidelity VIP Growth	Fidelity VIP ContraFund	Van Kampen Aggressive Growth
From operations
Net investment income (loss)	$4	$6	$6	$0	$1	$0
Net realized gain (loss) on investments	7	(11)	(2)	0	(5)	0
Net unrealized appreciation (depreciation) of investments during the period	(5)	1	(170)	(135)	(21)	(1)

Net increase (decrease) in net assets resulting from operations	6	(4)	(166)	(135)	(25)	(1)

From variable life policy transactions
Contract owners' net payments	8	8	147	146	61	3
Mortality and expense risk charges	0	0	(6)	(3)	(2)	0
Cost of insurance and administrative charges	(4)	(4)	(91)	(38)	(28)	(2)
Surrenders	0	0	(15)	0	0	0
Death benefits	0	0	0	0	0	0
Net policy loan repayments (withdrawals)	0	0	(3)	0	(3)	0
Transfers (to) from other portfolios	(118)	(91)	580	353	231	22

Net increase (decrease) in net assets resulting from variable life policy transactions	(114)	(87)	612	458	259	23

Net increase (decrease) in net assets	(108)	(91)	446	323	234	22
Net assets, beginning of year	108	91	446	133	98	0

Net assets, end of year	$0	$0	$892	$456	$332	$22

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS, CONTINUED

For the Year Ended December 31, 2002
(In Thousands)

	Lord Abbett Growth & Income	Lord Abbett Bond Debenture	Lord Abbett Mid-Cap Value	Total
From operations
Net investment income (loss)	$7	$21	$5	$835
Net realized gain (loss) on investments	0	2	(1)	(162)
Net unrealized appreciation (depreciation) of investments during the period	(12)	3	(10)	(17,921)

Net increase (decrease) in net assets resulting from operations	(5)	26	(6)	(17,248)

From variable life policy transactions
Contract owners' net payments	62	26	68	18,021
Mortality and expense risk charges	(2)	(2)	(2)	(711)
Cost of insurance and administrative charges	(19)	(15)	(21)	(8,172)
Surrenders	(2)	0	(3)	(2,315)
Death benefits	0	0	0	(222)
Net policy loan repayments (withdrawals)	0	0	0	(322)
Transfers (to) from other portfolios	1,349	1,072	911	18,409

Net increase (decrease) in net assets resulting from variable life policy transactions	1,388	1,081	953	24,688

Net increase (decrease) in net assets	1,383	1,107	947	7,440
Net assets, beginning of year	0	0	0	77,255

Net assets, end of year	$1,383	$1,107	$947	$84,695

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

NOTES TO FINANCIAL STATEMENTS

December 31, 2003

1.    ORGANIZATION

        The Protective Variable Life Separate Account (Separate Account) was established by Protective Life Insurance Company (Protective Life) under the provisions of Tennessee law and commenced operations on June 19, 1996. The Separate Account is a separate investment account to which assets are allocated to support the benefits payable under flexible premium variable life insurance policies (Contracts).

        Protective Life has structured the Separate Account into a unit investment trust form registered with the U.S. Securities and Exchange Commission under the Investment Company Act of 1940, as amended.

        At December 31, 2002, the Separate Account was comprised of six proprietary subaccounts and thirty-one independent subaccounts. The six proprietary subaccounts were the PIC Growth and Income, PIC International Equity, PIC Global Income, PIC Small Cap Value, PIC CORE US Equity, and PIC Capital Growth subaccounts. Funds are transferred to Protective Investment Company (the Fund) in exchange for shares of the corresponding portfolio of the Fund. The twenty-eight independent subaccounts were the Calvert Social Small Cap Growth, Calvert Social Balanced, MFS Emerging Growth, MFS Research, MFS Investors Trust, MFS Total Return, MFS New Discovery, MFS Utilities, MFS Investors Growth Stock, Oppenheimer Aggressive Growth, Oppenheimer Capital Appreciation, Oppenheimer Main Street, Oppenheimer Money Fund, Oppenheimer Strategic Bond, Oppenheimer Global Securities, Oppenheimer High Income, Van Eck Real Estate, Van Kampen Emerging Growth, Van Kampen Enterprise, Van Kampen Comstock, Van Kampen Growth and Income, Van Kampen Aggressive Growth, Fidelity VIP Index 500, Fidelity VIP Growth, Fidelity VIP Contrafund, Lord Abbett Growth and Income Fund, Lord Abbett Bond Debenture Fund, and Lord Abbett Mid-Cap Value funds.

        On May 1, 2003, the Separate Account began offering the Lord Abbett Growth Opportunities, Lord Abbett America's Value, Van Kampen Government Portfolio II and Universal Institutional Funds (UIF) Equity and Income II, subaccounts with sales beginning on that date.

        During the year ended December 31, 2002 all assets which transferred out of the following subaccounts and such subaccounts are no longer available for additional investment: Van Kampen Strategic Stock, Van Kampen Asset Allocation and Van Eck Hard Assets.

        On December 9, 2003, shareholders of each of the following funds, PIC Growth and Income Fund, PIC International Equity Fund, PIC Small Cap Value Fund, PIC CORE U.S. Equity Fund and the PIC Capital Growth Fund (each a "Fund" and together, the "Funds"), approved an Agreement and Plan of Reorganization on behalf of each Fund and Goldman Sachs Variable Insurance Trust (GSVIT) on behalf of each of its acquiring investment portfolios (each, a "GSVIT Fund" and collectively, the "GSVIT Funds"). The Reorganization Agreement provided for the acquisition of substantially all of the assets, and the assumption of substantially all of the liabilities, of each Fund by its corresponding GSVIT Fund in exchange for shares of the GSVIT Fund, followed by the distribution of those shares to the shareholders of the Fund and the subsequent liquidation of the Fund. Such assets and liabilities of each of the following Funds were acquired or assumed by the corresponding GSVIT Fund as noted below:

Funds	GSVIT Funds
PIC Growth and Income Fund	Goldman Sachs Growth and Income Fund
PIC International Equity Fund	Goldman Sachs International Equity Fund
PIC Small Cap Value Fund	Goldman Sachs CORE Small Cap Equity Fund
PIC CORE U.S. Equity Fund	Goldman Sachs CORE U.S. Equity Fund
PIC Capital Growth Fund	Goldman Sachs Capital Growth Fund

        Also on December 9, 2003, contract owners of the PIC Global Income Fund approved a plan to liquidate the assets of the PIC Global Income Fund and distribute the liquidation proceeds to the PIC Global Income Fund's contract owners.

        Gross premiums from the Contracts are allocated to the subaccounts in accordance with contract owner instructions and are recorded as variable life policy contract transactions in the statement of changes in net assets. Such amounts are used to provide money to pay contract values under the Contracts (see Note 5). The Separate Account's assets are the property of Protective Life.

        Contract owners may allocate some or all of gross premiums or transfer some or all of the contract value to the Guaranteed Account, which is part of Protective Life's General Account. The assets of Protective Life's General Account support its insurance and annuity obligations and are subject to Protective Life's general liabilities from business operations. The Guaranteed Account's value as of December 31, 2003 was approximately $9.7 million.

        Transfers to/from other portfolios, included in the statement of changes in net assets, include transfers between the individual subaccounts and the subaccounts and the Guaranteed Account.

2.    SIGNIFICANT ACCOUNTING POLICIES

        Investment Valuation —  Investments are made in shares and are valued at the net asset values of the respective portfolios. The net assets of each subaccount of the Separate Account reflect the investment management fees and other operating expenses incurred by the Funds. Transactions with the Funds are recorded on the trade date. Dividend income is recorded on the ex-dividend date.

        Realized Gains and Losses —  Realized gains and losses on investments include gains and losses on redemptions of the Funds' shares (determined on the last-in-first-out (LIFO) basis) and capital gain distributions from the Fund.

        Dividend Income and Capital Gain Distributions —  Dividend income and capital gain distributions are recorded on the ex-dividend date. Distributions are from net investment income and net realized gains recorded in the underlying investment company's financials.

        Use of Estimates —  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make various estimates that affect the reported amounts of assets and liabilities, at the date of the financial statements, as well as the reported amounts of income and expenses, during the reporting period. Actual results could differ from those estimates.

        Federal Income Taxes —  The results of the operations of the Separate Account are included in the federal income tax return of Protective Life Corporation (parent of Protective Life). Under the provisions of the contracts, Protective Life has the right to charge the Separate Account for federal income tax attributable to the Separate Account. No charge has been made against the Separate Account for such tax.

3.    INVESTMENTS

        At December 31, 2003, the investments by the respective subaccounts were as follows (in thousands, except share data):

	2003
	Shares	Cost	Market Value
Goldman Sachs Growth & Income	623,829	$6,488	$6,238
Goldman Sachs International Equity	494,772	6,666	4,685
Goldman Sachs Capital Growth	889,609	10,801	8,531
Goldman Sachs CORE U.S. Equity	793,396	10,617	8,664
Goldman Sachs CORE Small Cap Equity	464,476	6,297	6,033
Calvert Social Small Cap Growth	6,887	87	105
Calvert Social Balanced	193,358	414	340
MFS Emerging Growth	245,100	6,313	3,801
MFS Research	393,024	7,220	5,247
MFS Investors Trust	328,464	5,816	5,367
MFS Total Return	291,521	5,194	5,708
MFS New Discovery	134,676	2,084	1,880
MFS Utility	66,161	1,315	1,055
MFS Investors Growth Stock	246,972	2,449	2,151
Oppenheimer Aggressive Growth	84,276	5,316	3,094
Oppenheimer Capital Appreciation	235,825	9,296	8,183
Oppenheimer Main Street	376,709	7,412	7,233
Oppenheimer Money Fund	3,918,592	3,919	3,918
Oppenheimer Strategic Bond	1,186,636	5,647	5,993
Oppenheimer Global Securities	151,773	3,957	3,807
Oppenheimer High Income	132,529	1,107	1,141
Van Eck Hard Asset	7	0	0
Van Eck Real Estate	1,152	11	15
Van Kampen Emerging Growth	146,285	4,654	3,556
Van Kampen Enterprise	222,526	3,229	2,919
Van Kampen Comstock	708,370	7,442	8,344
Van Kampen Growth and Income	484,251	7,348	8,262
Van Kampen Aggressive Growth II	77,053	288	326
UIF Equity & Income II	98,643	1,062	1,148
Van Kampen Government Portfolio II	32,213	305	308
Fidelity VIP II Index 500	11,553	1,393	1,454
Fidelity VIP Growth Port	24,111	748	746
Fidelity VIP II Contrafund	39,539	782	912
Lord Abbett Growth & Income	219,797	4,481	5,390
Lord Abbett Bond Debenture	272,965	3,061	3,249
Lord Abbett Mid-Cap Value	186,668	2,736	3,181
Lord Abbett Growth Opportunities	15,151	170	181
Lord Abbett America's Value	37,846	427	457

	13,836,715	$146,552	$133,622

        During the year ended December 31, 2003, transactions in shares were as follows (in thousands, except share data):

	PIC Global Income	Goldman Sachs Growth & Income	Goldman Sachs International Equity	Goldman Sachs CORE US Equity	Goldman Sachs CORE Small Cap	Goldman Sachs Capital Growth	Calvert Social Small Cap Growth
Shares purchased	71,077	165,384	68,589	121,026	109,458	118,563	0
Shares received from reinvestment of dividends	18,137	19,106	23,371	11,379	147,938	9,053	83

Total shares acquired	89,214	184,490	91,960	132,405	257,396	127,616	83
Shares redeemed	(295,382)	(22,160)	(34,551)	(39,074)	(30,556)	(63,745)	(657)

Adjustments to shares for merger	0	100,193	(5,634)	227,985	(44,335)	332,719	0
Net increase (decrease) in shares owned	(206,168)	262,523	51,775	321,316	182,505	396,590	(574)
Shares owned, beginning of period	206,168	361,306	442,997	472,080	281,971	493,019	7,461

Shares owned, end of period	0	623,829	494,772	793,396	464,476	889,609	6,887

Cost of shares acquired	$911	$1,652	$764	$1,253	$3,621	$1,078	$1

Cost of shares redeemed	$(3,044)	$(199)	$(281)	$(374)	$(439)	$(536)	$(9)

	Calvert Social Balanced	MFS Emerging Growth	MFS Research	MFS Investors Trust	MFS Total Return	MFS New Discovery	MFS Utilities
Shares purchased	277	49,597	45,332	65,491	106,975	25,731	15,989
Shares received from reinvestment of dividends	3,435	0	2,594	2,115	4,192	0	1,464

Total shares acquired	3,712	49,597	47,926	67,606	111,167	25,731	17,453
Shares redeemed	(30,232)	(27,495)	(23,199)	(24,389)	(22,937)	(8,639)	(10,668)

Net increase (decrease) in shares owned	(26,520)	22,102	24,727	43,217	88,230	17,092	6,785
Shares owned, beginning of period	219,878	222,998	368,297	285,247	203,291	117,584	59,376

Shares owned, end of period	193,358	245,100	393,024	328,464	291,521	134,676	66,161

Cost of shares acquired	$6	$677	$563	$953	$1,992	$316	$235

Cost of shares redeemed	$(64)	$(369)	$(264)	$(345)	$(405)	$(102)	$(140)

	MFS Investors Growth Stock	Oppenheimer Money Fund	Oppenheimer Aggressive Growth	Oppenheimer Capital Appreciation	Oppenheimer Main Street	Oppenheimer Strategic Bond	Oppenheimer Global Securities
Shares purchased	66,183	3,049,150	11,147	38,531	80,032	656,737	26,659
Shares received from reinvestment of dividends	0	36,445	0	991	3,561	44,283	1,265

Total shares acquired	66,183	3,085,595	11,147	39,522	83,593	701,020	27,924
Shares redeemed	(13,957)	(4,391,820)	(7,603)	(16,640)	(17,020)	(146,607)	(9,968)

Net increase (decrease) in shares owned	52,226	(1,306,225)	3,544	22,882	66,573	554,413	17,956
Shares owned, beginning of period	194,746	5,224,817	80,732	212,943	310,136	632,223	133,817

Shares owned, end of period	246,972	3,918,592	84,276	235,825	376,709	1,186,636	151,773

Cost of shares acquired	$514	$3,086	$366	$1,169	$1,348	$3,440	$551

Cost of shares redeemed	$(111)	$(4,392)	$(246)	$(479)	$(281)	$(679)	$(196)

	Oppenheimer High Income	Van Eck Hard Asset	Van Eck Real Estate	Van Kampen Emerging Growth	Van Kampen Enterprise	Van Kampen Comstock	Van Kampen Growth and Income
Shares purchased	36,793	0	0	40,102	62,817	229,213	162,408
Shares received from reinvestment of dividends	8,660	0	52	0	1,019	6,181	3,820

Total shares acquired	45,453	0	52	40,102	63,836	235,394	166,228
Shares redeemed	(15,785)	(3)	(1,157)	(15,560)	(12,465)	(16,786)	(14,911)

Net increase (decrease) in shares owned	29,668	(3)	(1,105)	24,542	51,371	218,608	151,317
Shares owned, beginning of period	102,861	10	2,257	121,743	171,155	489,762	332,934

Shares owned, end of period	132,529	7	1,152	146,285	222,526	708,370	484,251

Cost of shares acquired	$355	$0	$0	$852	$728	$2,359	$2,436

Cost of shares redeemed	$(126)	$0	$(12)	$(327)	$(146)	$(160)	$(211)

	Van Kampen Aggressive Growth	UIF Equity & Income II	Van Kampen Government Portfolio II	Fidelity VIP Index 500	Fidelity VIP Growth	Fidelity VIP ContraFund
Shares purchased	70,888	98,456	32,410	5,458	17,063	23,225
Shares received from reinvestment of dividends	0	691	0	146	47	78

Total shares acquired	70,888	99,147	32,410	5,604	17,110	23,303
Shares redeemed	(2,075)	(504)	(197)	(2,994)	(12,546)	(2,184)

Net increase (decrease) in shares owned	68,813	98,643	32,213	2,610	4,564	21,119
Shares owned, beginning of period	8,240	0	0	8,943	19,547	18,420

Shares owned, end of period	77,053	98,643	32,213	11,553	24,111	39,539

Cost of shares acquired	$270	$1,067	$307	$620	$446	$469

Cost of shares redeemed	$(8)	$(6)	$(2)	$(298)	$(298)	$(42)

	Lord Abbett Growth & Income	Lord Abbett Bond Debenture	Lord Abbett Mid-Cap Value	Lord Abbett Growth Opportunities	Lord Abbett America's Value	Total
Shares purchased	154,393	166,353	130,707	15,298	37,252	6,174,764
Shares received from reinvestment of dividends	1,313	12,461	2,561	0	738	367,179

Total shares acquired	155,706	178,814	133,268	15,298	37,990	6,541,943
Shares redeemed	(9,355)	(10,509)	(15,160)	(147)	(144)	(5,369,781)

Adjustments to shares for merger						610,928
Net increase (decrease) in shares owned	146,351	168,305	118,108	15,151	37,846	1,783,090
Shares owned, beginning of period	73,446	104,660	68,560	0	0	12,053,625

Shares owned, end of period	219,797	272,965	186,668	15,151	37,846	13,836,715

Cost of shares acquired	$3,294	$2,078	$1,981	$171	$429	$42,358

Cost of shares redeemed	$(207)	$(122)	$(205)	$(2)	$(2)	$(15,129)

4.    FINANCIAL HIGHLIGHTS

	As of December 31, 2003			For the Year Ended December 31, 2003
	Units (000's)	Unit Fair Value	Net Assets (000's)	Investment Income Ratio*	Total Return**
Calvert Social Balanced	25	$13.85	$347	1.83%	19.32%
Calvert Social Small Cap Growth	7	15.83	105	1.44%	39.57%
Fidelity VIP Growth	98	7.57	746	0.21%	32.78%
Fidelity VIP II Contrafund	88	10.36	912	0.24%	28.35%
Fidelity VIP II Index 500	166	8.74	1,469	1.36%	28.27%
Goldman Sachs Capital Growth	445	19.19	8,549	1.10%	24.60%
Goldman Sachs CORE Small Cap Equity	260	23.21	6,030	1.46%	41.67%
Goldman Sachs CORE U.S. Equity	490	17.69	8,657	1.61%	30.45%
Goldman Sachs Growth & Income	424	14.70	6,241	3.78%	24.90%
Goldman Sachs International Equity	361	12.97	4,665	5.64%	34.99	%(a)
Lord Abbett America's Value	37	12.33	457	3.30%	23.31%
Lord Abbett Bond Debenture	264	12.29	3,249	6.01%	18.01%
Lord Abbett Growth & Income	503	10.72	5,390	1.05%	31.01	%(a)
Lord Abbett Growth Opportunities	15	11.96	181	0.00%	19.60%
Lord Abbett Mid-Cap Value	300	10.60	3,177	0.79%	24.75%
MFS Emerging Growth	303	12.53	3,799	0.00%	30.23%
MFS Investors Growth Stock	363	5.93	2,147	0.00%	23.02%
MFS Investors Trust	441	12.16	5,363	0.65%	22.15%
MFS New Discovery	126	14.95	1,877	0.00%	33.72%
MFS Research	443	11.85	5,239	0.65%	24.71%
MFS Total Return	343	16.63	5,704	1.65%	16.32%
MFS Utility	94	11.22	1,054	2.18%	35.89%
Oppenheimer Aggressive Growth	245	12.63	3,094	0.00%	25.59%
Oppenheimer Capital Appreciation	493	16.60	8,191	0.37%	30.94%
Oppenheimer Global Securities	241	15.76	3,828	0.71%	43.02%
Oppenheimer High Income	95	11.97	1,141	6.50%	23.96%
Oppenheimer Main Street	564	12.82	7,207	0.87%	26.72%
Oppenheimer Money Fund	2,934	1.34	3,904	0.78%	0.79%
Oppenheimer Strategic Bond	398	15.04	5,995	5.86%	18.07%
PIC Global Income Fund	0	16.23	0	7.71%	3.10%
Van Eck Hard Asset	0	16.42	0	0.00%	45.08%
Van Eck Real Estate	1	15.97	15	2.21%	34.50%
Van Kampen Aggressive Growth II	75	4.37	322	0.00%	38.69%
Van Kampen Comstock	615	13.57	8,327	0.91%	30.99%
Van Kampen Emerging Growth	819	4.34	3,552	0.00%	27.34%
Van Kampen Enterprise	526	5.55	2,899	0.47%	25.88%
Van Kampen Government Portolio II	31	10.03	308	0.00%	0.32%
Van Kampen Growth & Income	713	11.58	8,242	0.83%	28.03%
UIF Equity & Inc II	98	11.72	1,148	0.96%	17.23%

*These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude expenses such as mortality and expense charges. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccount invests.

**These amounts represent the total return for the period indicated, including changes in the value of the underlying fund. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total retun is calculated for the period indicated or from the effective date of that investment option in the variable account.

The presentation of an expense ratio, which would include mortality and expense risk charges as described below in the Summary of Charges Assessed to the Separate Account, has been excluded from this financial highlights table. Such expenses are assessed through a direct charge to contract owners' accounts and are included in the Statement of Changes in Net Assets.

(a)Start date of May 1, 2003.

	As of December 31, 2002			For the Year Ended December 31, 2002
	Units (000's)	Unit Fair Value	Net Assets (000's)	Investment Income Ratio*	Total Return**
PIC Growth and Income	325	$11.77	$3,823	0.81%	(11.30%)
PIC International Equity	335	9.61	3,208	1.27%	(18.41%)
PIC Global Income	132	15.74	2,089	6.25%	6.36%
PIC Small Cap Value	200	16.38	3,268	1.11%	(6.65%)
PIC CORE U.S. Equity	438	13.56	5,943	0.71%	(22.60%)
PIC Capital Growth	417	15.40	6,436	0.40%	(24.43%)
Calvert Social Small Cap Growth	7	11.34	82	1.34%	(22.55%)
Calvert Social Balanced	28	11.60	336	1.85%	(12.15%)
MFS Emerging Growth	276	9.62	2,654	0.00%	(31.63%)
MFS Research	418	9.50	3,978	0.27%	(27.79%)
MFS Investors Trust	386	9.95	3,839	0.52%	(5.17%)
MFS Total Return	244	14.29	3,481	1.50%	(26.86%)
MFS New Discovery	110	11.18	1,226	0.00%	(22.76%)
MFS Utilities	87	8.25	713	2.67%	(22.13%)
MFS Investors Growth Stock	286	4.82	1,376	0.00%	(24.54%)
Oppenheimer Aggressive Growth	235	10.06	2,360	0.70%	(2.39%)
Oppenheimer Capital Appreciation	447	12.67	5,676	57.00%	(18.80%)
Oppenheimer Main Street	470	10.12	4,745	0.70%	(2.83%)
Oppenheimer Money Fund	3,942	1.33	5,210	1.45%	(4.47%)
Oppenheimer Strategic Bond	227	12.74	2,891	6.19%	(27.55%)
Oppenheimer Global Securities	215	11.02	2,384	0.51%	1.47%
Oppenheimer High Income	80	9.65	772	8.45%	7.44%
Van Eck Hard Asset	0	11.31	0	1.11%	(2.14%)
Van Eck Real Estate	2	11.88	23	3.80%	(19.25%)
Van Kampen Emerging Growth	682	3.41	2,314	0.35%	4.41%
Van Kampen Enterprise	407	4.41	1,791	0.34%	(17.39%)
Van Kampen Comstock	430	10.36	4,457	0.66%	(14.50%)
Van Kampen Growth and Income	496	9.05	4,481	0.97%	3.09%
Van Kampen Strategic Stock	0	12.35	0	0.15%	(13.91%)
Van Kampen Asset Allocation	0	9.40	0	0.76%	(29.33%)
Fidelity VIP Index 500	131	6.81	892	0.81%	(22.32%)
Fidelity VIP Growth	80	5.70	456	0.05%	(30.20%)
Fidelity VIP ContraFund	41	8.07	332	0.41%	(9.42%)
Van Kampen Aggressive Growth	8	3.15	22	0.00%	(32.48	%)(a)
Lord Abbett Growth & Income	169	8.19	1,383	0.00%	(27.53	%)(a)
Lord Abbett Bond Debenture	106	10.42	1,107	8.24%	(33.76	%)(a)
Lord Abbett Mid-Cap Value	112	8.49	947	9.68%	(20.96	%)(a)

*These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager,

divided by the average net assets. These ratios exclude expenses such as mortality and expense charges. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccount invests.

**These amounts represent the total return for the period indicated, including changes in the value of the underlying fund. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total retun is calculated for the period indicated or from the effective date of that investment option in the variable account.

The presentation of an expense ratio, which would include mortality and expense risk charges as described below in the Summary of Charges Assesed to the Separate Account, has been excluded from this financial highlights table. Such expenses are assessed through a direct charge to contract owners' accounts and are included in the Statement of Changes in Net Assets.

(a)Start date of May 1, 2002

	As of December 31, 2001			For the Year Ended December 31, 2001
	Units (000's)	Unit Fair Value	Net Assets (000's)	Investment Income Ratio*	Total Return**
PIC Growth and Income	254	$13.27	$3,364	0.60%	(9.5%)
PIC International Equity	328	11.78	3,834	0.70%	(22.6%)
PIC Global Income	93	14.80	1,376	8.26%	4.8%
PIC Small Cap Value	157	17.55	2,735	0.97%	21.7%
PIC CORE U.S. Equity	374	17.52	6,544	0.92%	(10.9%)
PIC Capital Growth	401	20.38	8,181	0.31%	(14.4%)
Calvert Social Small Cap Growth	8	14.64	122	0.00%	10.4%
Calvert Social Balanced	62	13.21	825	4.13%	(6.9%)
MFS Emerging Growth	279	14.52	4,035	0.00%	(33.5%)
MFS Research	400	12.59	5,029	0.01%	(21.2%)
MFS Investors Trust	277	12.59	3,486	0.48%	(16.0%)
MFS Total Return	147	15.07	2,220	1.92%	0.2%
MFS New Discovery	95	16.35	1,545	0.00%	(5.0%)
MFS Utilities	70	10.69	748	3.35%	(24.2%)
MFS Investors Growth Stock	190	6.66	1,264	0.11%	(24.1%)
Oppenheimer Aggressive Growth	238	13.93	3,296	0.97%	(31.3%)
Oppenheimer Capital Appreciation	374	17.34	6,496	0.60%	(12.6%)
Oppenheimer Main Street	365	12.46	4,541	0.51%	(10.2%)
Oppenheimer Money Fund	2,325	1.31	3,019	3.52%	3.9%
Oppenheimer Strategic Bond	147	11.86	1,751	2.62%	4.8%
Oppenheimer Global Securities	182	14.15	2,590	0.64%	(12.0%)
Oppenheimer High Income	51	9.89	509	7.28%	2.0%
Van Eck Hard Asset	0	11.64	3	1.66%	(10.4%)
Van Eck Real Estate	2	12.43	25	3.94%	5.3%
Van Kampen Emerging Growth	467	5.05	2,352	0.08%	(31.5%)
Van Kampen Enterprise	224	6.24	1,397	0.14%	(20.4%)
Van Kampen Comstock	214	12.82	2,740	0.00%	(2.5%)
Van Kampen Growth and Income	222	10.58	2,352	0.04%	(5.8%)
Van Kampen Strategic Stock	9	11.83	108	1.63%	1.1%
Van Kampen Asset Allocation	9	9.61	91	2.21%	(1.6%)
Fidelity VIP Index 500	51	8.77	446	0.03%	(12.2	%)(a)
Fidelity VIP Growth	16	8.17	133	0.00%	(17.7	%)(a)
Fidelity VIP ContraFund	11	8.91	98	0.01%	(12.4	%)(a)

*These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude expenses such as mortality and expense charges. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccount invests.

**These amounts represent the total return for the period indicated, including changes in the value of the underlying fund. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for the period indicated or from the effective date of that investment option in the variable account.

The presentation of an expense ratio, which would include mortality and expense risk charges as described in Footnote 2, has been excluded from this financial highlights table. Such expenses are assessed through a direct charge to contract owners' accounts and are included in the Statement of Changes in Net Assets.

(a)Start date of January 3, 2001

        The following is a summary of separate account expense charges which are assessed either as a direct reduction in unit values or through a redemption of units for all contracts contained within the Separate Account:

Expense Type	Range

Mortality and Expense Risk Charge
To compensate Protective Life for the mortality risks it assumes which is that the cost of insurance charges are insufficient to meet actual death benefits claims and is deducted through the redemption of units. The monthly charge is based on the policy value and the policy issue year.	0.000% - .075% of policy value per month

Cost of Insurance Charge (COI)
A fee is assessed to compensate Protective Life for the cost of providing the death benefit. The fee is assessed on the Monthly Anniversary Day. The fee is assessed through the redemption of units and is assessed based on the net amount at risk under the policy or as an asset-based charge. The charge depends on a number of variables, including issue age, policy duration, sex and insurance rate classification, and will fluctuate with each individual policy and as time inforce elapses.	$0.01 - $116.13 per thousand of net amount at risk per month or 0.054% of policy value per month up to a maximum of the guaranteed COI

Policy Expense Charge
A monthly fee is assessed to reimburse Protective Life for sales not covered by the contingent deferred sales charge and its administrative expenses not covered by the annual maintenance fee. The charge is assessed through the redemption of units and is based upon the policy value.	0.000% - 0.058% of policy value per month

Annual Maintenance Fee This annual charge is assessed through the redemption of units and is waived when the policy value equals or exceeds $50,000.	$0 - $35

Surrender Charge (Contingent Deferred Sales Charge) and Premium Tax Recovery Charge
This charge is assessed as a percent of the amount withdrawn, surrendered or lapsed in excess of the annual withdrawal amount allowed under the Policy. The purpose of these charges are to reimburse Protective Life for some of the expenses incurred in the distribution of the policies and the premium tax paid on each premium. The percentage charged is assessed through the redemption of units and is based upon the number of full years which have elapsed between the date the contract was purchased and the surrender date.	$0 - $58 per thousand at surrender or 0.0% - 27% of 1st year premiums at surrender

Transfer Fee Currently there is no fee charged for transfers; however, Protective Life has reserved the right to charge for each transfer after the first 12 transfers in any contract year as a redemption of units.	$25

Monthly Standard Administration Charge A monthly administrative charge is assessed as a redemption of units to compensate for issuance and administrative costs.	$6 - $33

Monthly Administrative Charge for Face Value Increase
A monthly administrative charge is assessed as a redemption of units for the first twelve months after a face value increase to compensate for related administrative costs.	$0.08 - $1.75 per thousand per month or $23.50 + $0.06 per thousand per month up to a maximum of $250 per month

Monthly Administrative Charge for Initial Face Value
A monthly administrative charge is assessed as a redemption of units for the first twelve months after the initial purchase to compensate for related administrative costs.	$0.00 - $0.08 per thousand per month

Riders Monthly fees are charged as a redemption of units for the costs of various rider options and are assessed against policy value or rider coverage amount.	0.0125% of policy value up to a maximum of $31.25 or 0.021% of policy value $1.50 - $24.33 per $100 or $0.02 - $108.93 per thousand of rider coverage amount

5.    RELATED PARTY TRANSACTIONS

        Contract owners' net payments represent premiums received from policyholders less certain deductions made by Protective Life in accordance with policy terms. These deductions include, where appropriate, tax, surrender, cost of insurance protection and administrative charges. These deductions are made to the individual policies in accordance with the terms governing each policy as set forth in the policy.

        Protective Life offers a loan privilege to contract owners. Contract owners may obtain loans using the contract as the only security for the loan. Loans may be subject to provisions of The Internal Revenue Code of 1986, as amended. Loans outstanding approximated $2.4 million at December 31, 2003.

REPORT OF INDEPENDENT AUDITORS

To the Directors and Share Owner of
Protective Life Insurance Company:

        In our opinion, the consolidated financial statements listed in the accompanying index on page F-1 of this Form N-6 present fairly, in all material respects, the financial position of Protective Life Insurance Company and its subsidiaries at December 31, 2003 and 2002, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2003 in conformity with accounting principles generally accepted in the United States of America. In addition, in our opinion, the financial statement schedules listed in the accompanying index on page F-1 present fairly, in all material respects, the information set forth therein when read in conjunction with the related consolidated financial statements. These financial statements and financial statement schedules are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements and financial statement schedules based on our audits. We conducted our audits of these statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

        As discussed in Note A of the Notes to the Consolidated Financial Statements, effective January 1, 2002, the Company adopted Statement of Financial Accounting Standards No. 142, "Goodwill and Other Intangible Assets" and effective January 1, 2001, the Company adopted Statement of Financial Accounting Standards No. 133, "Accounting for Derivative Instruments and Hedging Activities."

PricewaterhouseCoopers LLP

Birmingham, Alabama
March 11, 2004

PROTECTIVE LIFE INSURANCE COMPANY

CONSOLIDATED STATEMENTS OF INCOME

(Dollars in thousands)

	Year Ended December 31
	2003	2002	2001
REVENUES
Premiums and policy fees	$1,653,609	$1,548,201	$1,389,819
Reinsurance ceded	(917,935)	(738,158)	(771,151)

Net of reinsurance ceded	735,674	810,043	618,668
Net investment income	980,743	971,808	835,203
Realized investment gains (losses)
Derivative financial instruments	8,249	(4,708)	2,182
All other investments	66,764	12,314	(6,123)
Other income	46,825	41,483	38,578

Total revenues	1,838,255	1,830,940	1,488,508

BENEFITS AND EXPENSES
Benefits and settlement expenses (net of reinsurance ceded: 2003 — $918,275; 2002 — $699,808; 2001 — $609,996)	1,124,077	1,167,085	972,624
Amortization of deferred policy acquisition costs	225,107	267,662	147,058
Amortization of goodwill	0	0	2,827
Other operating expenses (net of reinsurance ceded: 2003 — $142,181; 2002 — $177,509; 2001 — $167,243)	139,099	154,570	152,041

Total benefits and expenses	1,488,283	1,589,317	1,274,550

INCOME FROM CONTINUING OPERATIONS BEFORE INCOME TAX	349,972	241,623	213,958

INCOME TAX EXPENSE
Current	42,491	75,335	118,421
Deferred	75,441	8,894	(47,964)

Total income tax expense	117,932	84,229	70,457

Net income from continuing operations before cumulative effect of change in accounting principle	232,040	157,394	143,501
Loss from discontinued operations, net of income tax	0	0	(9,856)
Loss from sale of discontinued operations, net of income tax	0	0	(17,754)

Net income before cumulative effect of change in accounting principle	232,040	157,394	115,891
Cumulative effect of change in accounting principle, net of income tax	0	0	(8,341)

NET INCOME	$232,040	$157,394	$107,550

See notes to consolidated financial statements.

PROTECTIVE LIFE INSURANCE COMPANY

CONSOLIDATED BALANCE SHEETS

(dollars in thousands)

	December 31
	2003	2002
ASSETS
Investments:
Fixed maturities, at market (amortized cost: 2003 — $12,314,822; 2002 — $11,212,765)	$12,927,520	$11,655,465
Equity securities, at market (cost: 2003 — $29,169; 2002 — $51,095)	30,521	48,799
Mortgage loans	2,733,722	2,518,151
Investment real estate, net of accumulated depreciation (2003 — $1,314; 2002 — $1,099)	13,152	15,499
Policy loans	502,748	543,161
Other long-term investments	244,913	210,381
Short-term investments	510,635	447,155

Total investments	16,963,211	15,438,611
Cash	111,059	85,850
Accrued investment income	184,439	180,950
Accounts and premiums receivable, net of allowance for uncollectible amounts (2003 — $2,617; 2002 — $2,825)	43,095	50,544
Reinsurance receivables	2,308,153	2,333,800
Deferred policy acquisition costs	1,863,568	1,709,254
Goodwill	35,143	35,143
Property and equipment	43,156	38,878
Other assets	198,581	262,127
Assets related to separate accounts
Variable annuity	2,045,038	1,513,824
Variable universal life	171,408	114,364
Other	4,361	4,330

	$23,971,212	$21,767,675

LIABILITIES
Policy liabilities and accruals
Future policy benefits and claims	$8,950,091	$8,247,296
Unearned premiums	743,727	843,166

Total policy liabilities and accruals	9,693,818	9,090,462
Stable value product account balances	4,676,531	4,018,552
Annuity account balances	3,480,577	3,697,495
Other policyholders' funds	158,359	174,665
Other liabilities	764,097	620,731
Accrued income taxes	5,718	36,859
Deferred income taxes	339,273	206,845
Notes payable	2,234	2,264
Indebtedness to related parties	0	2,000
Liabilities related to separate accounts
Variable annuity	2,045,038	1,513,824
Variable universal life	171,408	114,364
Other	4,361	4,330

Total liabilities	21,341,414	19,482,391

COMMITMENTS AND CONTINGENT LIABILITIES — NOTE G
SHARE-OWNER'S EQUITY
Preferred Stock, $1 par value shares authorized and issued: 2,000, liquidation preference $2,000	2	2
Common Stock, $1 par value shares authorized and issued: 5,000,000	5,000	5,000
Additional paid-in capital	863,819	846,619
Note receivable from PLC Employee Stock Ownership Plan	(3,426)	(3,838)
Retained earnings	1,431,818	1,201,587
Accumulated other comprehensive income
Net unrealized gains on investments (net of income tax: 2003 — $177,642; 2002 — $128,145)	329,907	237,983
Accumulated gain (loss) — hedging (net of income tax: 2003 — $1,442; 2002 — $(1,114))	2,678	(2,069)

Total share-owner's equity	2,629,798	2,285,284

	$23,971,212	$21,767,675

See Notes to Consolidated Financial Statements.

PROTECTIVE LIFE INSURANCE COMPANY

CONSOLIDATED STATEMENTS OF SHARE-OWNER'S EQUITY

(dollars in thousands)

	Preferred Stock	Common Stock	Additional Paid-In Capital	Note Receivable From PLC ESOP	Retained Earnings	Net Unrealized Gains (Losses) on Investments	Accumu- lated Gain (Loss) Hedging	Total Share- Owner's Equity
Balance, December 31, 2000	$2	$5,000	$651,419	(4,841)	$939,745	$(51,370)	$0	$1,539,955

Net income for 2001					107,550			107,550
Change in net unrealized gains/losses on investments (net of income tax — $52,019)						96,607		96,607
Reclassification adjustment for amounts included in net income (net of income tax — $2,143)						3,980		3,980
Transition adjustment on derivative financial instruments (net of income tax — $2,127)						3,951		3,951
Comprehensive income for 2001								212,088

Capital contribution			134,000					134,000

Common dividend — transfer of subsidiary to PLC (See Note A)					(2,052)			(2,052)
Preferred dividend ($500.00 per share)					(1,000)			(1,000)
Decrease in note receivable from PLC ESOP				342				342

Balance, December 31, 2001	2	5,000	785,419	(4,499)	1,044,243	53,168	0	1,883,333

Net income for 2002					157,394			157,394
Change in net unrealized gains/losses on investments (net of income tax — $103,826)						192,819		192,819
Reclassification adjustment for amounts included in net income (net of income tax — $(4,310))						(8,004)		(8,004)
Change in accumulated gain (loss) — hedging (net of income tax — $(1,114))							(2,069)	(2,069)

Comprehensive income for 2002								340,140

Capital contribution			61,200					61,200
Preferred dividend ($25.00 per share)					(50)			(50)
Decrease in note receivable from PLC ESOP				661				661

Balance, December 31, 2002	2	5,000	846,619	(3,838)	1,201,587	237,983	(2,069)	2,285,284

Net income for 2003					232,040			232,040
Change in net unrealized gains/losses on investments (net of income tax — $72,865)						135,321		135,321
Reclassification adjustment for amounts included in net income (net of income tax — $(23,367))						(43,397)		(43,397)
Change in accumulated gain (loss) Hedging (net of income tax — $2,556)							4,747	4,747

Comprehensive income for 2003								328,711

Capital contribution			17,200					17,200
Common dividend					(1,809)			(1,809)
Decrease in note receivable from PLC ESOP				412				412

Balance December 31, 2003	$2	$5,000	$863,819	$(3,426)	$1,431,818	$329,907	$2,678	$2,629,798

See notes to consolidated financial statements.

PROTECTIVE LIFE INSURANCE COMPANY

CONSOLIDATED STATEMENTS OF CASH FLOWS

(Dollars in thousands)

	Year Ended December 31
	2003	2002	2001
CASH FLOWS FROM OPERATING ACTIVITIES
Net income	$232,040	$157,394	$107,550
Adjustments to reconcile net income to net cash provided by operating activities:
Realized investment (gains) losses	(66,764)	(12,314)	6,123
Amortization of deferred policy acquisition costs	225,107	239,490	154,383
Capitalization of deferred policy acquisition costs	(381,667)	(437,325)	(317,626)
Depreciation expense	11,637	10,409	11,651
Deferred income taxes	75,441	8,894	(40,970)
Accrued income taxes	(31,141)	(88,976)	139,016
Amortization of goodwill	0	0	8,328
Loss from sale of discontinued operations	0	0	17,754
Interest credited to universal life and investment products	647,695	900,930	944,098
Policy fees assessed on universal life and investment products	(324,773)	(268,191)	(222,415)
Change in accrued investment income and other receivables	29,607	(303,497)	(238,097)
Change in policy liabilities and other policyholder funds of traditional life and health products	500,871	493,714	444,119
Change in other liabilities	(190,896)	93,368	132,497
Other (net)	55,437	89,556	11,024

Net cash provided by operating activities	782,594	883,452	1,157,435

CASH FLOWS FROM INVESTING ACTIVITIES
Investments available for sale, net of short-term investments:
Maturities and principal reductions of investments	4,615,096	3,617,235	1,979,245
Sale of investments	7,539,673	15,267,722	7,696,212
Cost of investments acquired	(13,185,410)	(20,014,789)	(10,881,064)
Increase in mortgage loans, net	(215,571)	(5,308)	(244,620)
Decrease (increase) in investment real estate, net	2,347	8,674	(11,607)
Decrease (increase) in policy loans, net	40,413	(21,320)	(291,313)
Increase in other long-term investments, net	(34,532)	(109,695)	(34,040)
Decrease (increase) in short-term investments, net	270,782	(218,759)	(55,697)
Acquisitions and bulk reinsurance assumptions	0	130,515	(118,557)
Purchase of property and equipment	(15,915)	(8,934)	(10,029)
Sale of discontinued operations, net of cash transferred	0	0	216,031

Net cash used in investing activities	(983,117)	(1,354,659)	(1,755,439)

CASH FLOWS FROM FINANCING ACTIVITIES
Borrowings under line of credit arrangements and long-term debt	5,829,066	2,050,772	2,574,954
Capital contribution from PLC	17,200	60,785	134,000
Principal payments on line of credit arrangement and long-term debt	(5,829,096)	(2,167,799)	(2,457,979)
Principal payment on surplus note to PLC	(2,000)	(4,000)	(4,000)
Dividends to share owner	0	(50)	(1,000)
Investment product deposits and change in universal life deposits	2,721,579	1,687,213	1,735,653
Investment product withdrawals	(2,511,017)	(1,177,030)	(1,315,179)

Net cash provided by financing activities	225,732	449,891	666,449

INCREASE (DECREASE) IN CASH	25,209	(21,316)	68,445
CASH AT BEGINNING OF YEAR	85,850	107,166	38,721

CASH AT END OF YEAR	$111,059	$85,850	$107,166

See notes to consolidated financial statements.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(All dollar amounts in tables are in thousands)

NOTE A — SIGNIFICANT ACCOUNTING POLICIES

    Basis of Presentation

        The accompanying consolidated financial statements of Protective Life Insurance Company and subsidiaries (Protective) are prepared on the basis of accounting principles generally accepted in the United States of America. Such accounting principles differ from statutory reporting practices used by insurance companies in reporting to state regulatory authorities. (See also Note B.)

        The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make various estimates that affect the reported amounts of assets and liabilities, disclosures of contingent assets and liabilities, as well as the reported amounts of revenues and expenses. Actual results could differ from these estimates.

    Entities Included

        The consolidated financial statements include the accounts, after intercompany eliminations, of Protective Life Insurance Company and its wholly-owned subsidiaries. Protective is a wholly-owned subsidiary of Protective Life Corporation (PLC), an insurance holding company.

        On May 1, 2001, PLC transferred its ownership of five companies (that marketed prepaid dental products) to Protective. Protective has recorded these transactions on a pooling of interests basis whereby Protective's financial statements reflect the consolidation of the contributed entities as if they had been wholly owned by Protective for all periods in which common control existed.

        On December 31, 2001, Protective sold substantially all of the companies transferred from PLC as part of the sale of the Dental Benefits Division. For more information see the discussion under the heading "Discontinued Operations" included in Note A herein.

    Nature of Operations

        Protective provides financial services through the production, distribution, and administration of insurance and investment products. Protective markets individual life insurance, credit life and disability insurance, guaranteed investment contracts, guaranteed funding agreements, fixed and variable annuities, and extended service contracts throughout the United States. Protective also maintains a separate division devoted to the acquisition of insurance policies from other companies.

        The operating results of companies in the insurance industry have historically been subject to significant fluctuations due to changing competition, economic conditions, interest rates, investment performance, insurance ratings, claims, persistency, and other factors.

    Recently Issued Accounting Standards

        On January 1, 2001, Protective adopted Statement of Financial Accounting Standards (SFAS) No. 133, "Accounting for Derivative Instruments and Hedging Activities". SFAS No. 133, as amended by SFAS Nos. 137, 138, and 149, requires Protective to record all derivative financial instruments at fair value on the balance sheet. Changes in fair value of a derivative instrument are reported in net income or other comprehensive income, depending on the designated use of the derivative instrument. The adoption of SFAS No. 133 resulted in a cumulative charge to net income, net of income tax, of $8.3 million and a cumulative after-tax increase to other comprehensive income of $4.0 million on January 1, 2001. The charge to net income and increase to other comprehensive income primarily resulted from the recognition of derivative instruments embedded in Protective's corporate bond portfolio. In addition, the charge to net income includes the recognition of the ineffectiveness on existing hedging relationships including the difference in spot and forward exchange rates related to foreign currency swaps used as an economic hedge of foreign-currency-denominated stable value contracts. The adoption of SFAS No. 133 has introduced volatility into Protective's reported net income and other comprehensive income depending on market conditions and Protective's hedging activities.

        On January 1, 2002, Protective adopted SFAS No. 142, "Goodwill and Other Intangible Assets." SFAS No. 142 revises the standards for accounting for acquired goodwill and other intangible assets. The standard replaces the requirement to amortize goodwill with one that calls for an annual impairment test, among other provisions. Protective has performed an impairment test and determined that its goodwill was not impaired at October 31, 2003, and 2002. The following table illustrates adjusted income from continuing operations before cumulative effect of change in accounting principle as if this pronouncement was adopted as of January 1, 2001:

	Year Ended December 31
	2003	2002	2001
Adjusted net income:
Income from continuing operations before cumulative effect of change in accounting principle	$232,040	$157,394	$143,501
Add back amortization of goodwill, net of income tax			1,838

Adjusted income from continuing operations before cumulative effect of change in accounting principle	232,040	157,394	145,339
Loss from discontinued operations, net of income tax			(9,856)
Loss from sale of discontinued operations, net of income tax			(17,754)

Adjusted net income before cumulative effect of change in accounting principle	232,040	157,394	117,729
Cumulative effect of change in accounting principle, net of income tax			(8,341)

Adjusted net income	$232,040	$157,394	$109,388

        In January 2003, the Financial Accounting Standards Board (FASB) issued FASB Interpretation No. (FIN) 46, "Consolidation of Variable Interest Entities," which was revised in December 2003. FIN 46 clarifies the application of Accounting Research Bulletin No. 51, "Consolidated Financial Statements," to certain entities in which equity investors do not have the characteristics of a controlling financial interest or do not have sufficient equity at risk for the entity to finance its activities without additional subordinated support from other parties. The effective date of FIN 46 is March 31, 2004, for Protective. Protective is currently evaluating the impact of FIN 46 on entities to be consolidated as of March 31, 2004. Although Protective does not expect the implementation of the provisions of FIN 46, on March 31, 2004, to have a material impact on its results of operations, had the provisions been effective at December 31, 2003, Protective's reported assets and liabilities would have increased by approximately $70 million.

        On October 1, 2003, Protective adopted Derivatives Implementation Group Issue No. B36, "Embedded Derivatives: Modified Coinsurance Arrangements and Debt Instruments That Incorporate Credit Risk Exposures That Are Unrelated or Only Partially Related to the Creditworthiness of the Obligor under Those Instruments" (DIG B36). DIG B36 requires the bifurcation of embedded derivatives within certain modified coinsurance and funds withheld coinsurance arrangements that expose the creditor to credit risk of a company other than the debtor, even if the debtor owns as investment assets the third-party securities to which the creditor is exposed. The adoption did not have a material impact on its financial condition or results of operations.

        In July 2003, the American Institute of Certified Public Accountants issued Statement of Position (SOP) 03-1, "Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts." SOP 03-1 is effective for fiscal years beginning after December 15, 2003. SOP 03-1 provides guidance related to the reporting and disclosure of certain insurance contracts and separate accounts, including the calculation of guaranteed minimum death benefits (GMDB). SOP 03-1 also addresses the capitalization and amortization of sales inducements to contract holders. Had the provision been effective at December 31, 2003, Protective would have reported a GMDB accrual $0.3 million higher than currently reported. Although the original intent of SOP 03-1 was to address the accounting for contract provisions not addressed by SFAS No. 97, such as guaranteed minimum death benefits within a variable annuity contract, it appears that SOP 03-1 contains language that may impact the accounting for universal life products in a material way. The life insurance industry and some insurance companies have filed letters with the American Institute of Certified Public Accountants seeking clarification, guidance, delay and/or revision to more appropriately reflect the underlying economic issues of universal life insurance products. Protective is currently evaluating the impact of SOP 03-1 on the accounting for its universal life products.

        On December 31, 2003, Protective adopted SFAS No. 132, "Employers' Disclosures about Pensions and Other Postretirement Benefits," as revised by the FASB in December 2003. The FASB revised disclosure requirements for pension plans and other postretirement benefit plans to require more information. The revision of SFAS No. 132 did not have a material effect on Protective's financial position or results of operations.

        On December 8, 2003, President Bush signed into law the Medicare Prescription Drug, Improvement, and Modernization Act of 2003 (Medicare Act). The Medicare Act introduces a prescription drug benefit for Medicare-eligible retirees in 2006, as well as a federal subsidy to plan sponsors that provide prescription drug benefits. In accordance with FASB Staff Position No. 106-1, Protective has elected to defer recognizing the effects of the Medicare Act for its postretirement plans under FASB Statement No. 106, "Employers' Accounting for Postretirement Benefits Other than Pensions" until authoritative guidance on accounting for the federal subsidy is issued. Protective anticipates that the Medicare Act will not have a material impact on the financial results of Protective; therefore the costs reported in Note L to the Consolidated Financial Statements do not reflect these changes. The final accounting guidance could require changes to previously reported information.

    Investments

        Protective has classified all of its investments in fixed maturities, equity securities, and short-term investments as "available for sale."

        Investments are reported on the following bases less allowances for uncollectible amounts on investments, if applicable:

  •
  Fixed maturities (bonds and redeemable preferred stocks) — at current market value. Where market values are unavailable, Protective obtains estimates from independent pricing services or estimates market value based upon a comparison to quoted issues of the same issuer or issues of other issuers with similar terms and risk characteristics.

  •
  Equity securities (common and nonredeemable preferred stocks) — at current market value.

  •
  Mortgage loans — at unpaid balances, adjusted for loan origination costs, net of fees, and amortization of premium or discount.

  •
  Investment real estate — at cost, less allowances for depreciation computed on the straight-line method. With respect to real estate acquired through foreclosure, cost is the lesser of the loan balance plus foreclosure costs or appraised value.

  •
  Policy loans — at unpaid balances.

  •
  Other long-term investments — at a variety of methods similar to those listed above, as deemed appropriate for the specific investment.

  •
  Short-term investments — at cost, which approximates current market value, except collateral from securities lending which is recorded at current market value.

        Estimated market values were derived from the durations of Protective's fixed maturities and mortgage loans. Duration measures the relationship between changes in market value to changes in interest rates. While these estimated market values generally provide an indication of how sensitive the market values of Protective's fixed maturities and mortgage loans are to changes in interest rates, they do not represent management's view of future market changes, and actual market results may differ from these estimates.

        Substantially all short-term investments have maturities of three months or less at the time of acquisition and include approximately $0.6 million in bank deposits voluntarily restricted as to withdrawal.

        The market values of fixed maturities increase or decrease as interest rates fall or rise. As prescribed by generally accepted accounting principles, investments deemed as "available for sale" are recorded at their market values with the resulting unrealized gains and losses reduced by a related adjustment to deferred policy acquisition costs, net of income tax, reported as a component of share-owner's equity.

        Realized gains and losses on sales of investments are recognized in net income using the specific identification basis.

    Derivative Financial Instruments

        Protective utilizes a risk management strategy that incorporates the use of derivative financial instruments, primarily to reduce its exposure to interest rate risk as well as currency exchange risk.

        Combinations of interest rate swap contracts, futures contracts, and option contracts are sometimes used to mitigate or eliminate certain financial and market risks, including those related to changes in interest rates for certain investments, primarily outstanding mortgage loan commitments and mortgage-backed securities. Interest rate swap contracts generally involve the exchange of fixed and variable rate interest payments between two parties, based on a common notional principal amount and maturity date. Interest rate futures generally involve exchange traded contracts to buy or sell treasury bonds and notes in the future at specified prices. Interest rate options allow the holder of the option to receive cash or purchase, sell or enter into a financial instrument at a specified price within a specified period of time. Protective uses interest rate swap contracts, swaptions (options to enter into interest rate swap contracts), caps, and floors to modify the interest characteristics of certain investments and liabilities. Swap contracts are also used to alter the effective durations of assets and liabilities. Protective uses foreign currency swaps to reduce its exposure to currency exchange risk on certain stable value contracts denominated in foreign currencies, primarily the European euro and the British pound.

        Derivative instruments expose Protective to credit and market risk. Protective minimizes its credit risk by entering into transactions with highly rated counterparties. Protective manages the market risk associated with interest rate and foreign exchange contracts by establishing and monitoring limits as to the types and degrees of risk that may be undertaken.

        Protective monitors its use of derivatives in connection with its overall asset/liability management programs and procedures. Protective's asset/liability committee is responsible for implementing various strategies to mitigate or eliminate certain financial and market risks. These strategies are developed through the committee's analysis of data from financial simulation models and other internal and industry sources and are then incorporated into Protective's overall interest rate and currency exchange risk management strategies.

        All derivatives are recognized on the balance sheet (in "other long-term investments" or "other liabilities") at their fair value (primarily estimates from independent pricing services). On the date the derivative contract is entered into, Protective designates the derivative as (1) a hedge of the fair value of a recognized asset or liability or of an unrecognized firm commitment ("fair-value" hedge), (2) a hedge of a forecasted transaction or of the variability of cash flows to be received or paid related to a recognized asset or liability ("cash-flow" hedge), or (3) as a derivative either held for investment purposes or held as an instrument designed to mitigate the economic changes in value or cash flows of another instrument ("other" derivative). Changes in the fair value of a derivative that is highly effective as — and that is designated and qualifies as — a fair-value hedge, along with the loss or gain on the hedged asset or liability that is attributable to the hedged risk (including losses or gains on firm commitments), are recorded in current-period earnings. Changes in the fair value of a derivative that is highly effective as — and that is designated and qualified as — a cash-flow hedge are recorded in other comprehensive income, until earnings are affected by the variability of cash flows. Changes in the fair value of other derivatives are recognized in current earnings and reported in "Realized investment gains (losses) — derivative financial instruments" in Protective's consolidated condensed statements of income.

        Protective formally documents all relationships between hedging instruments and hedged items, as well as its risk-management objective and strategy for undertaking various hedge transactions. This process includes linking all derivatives that are designated as fair-value or cash-flow hedges to specific assets and liabilities on the balance sheet or to specific firm commitments or forecasted transactions. Protective also formally assesses, both at the hedge's inception and on an ongoing basis, whether the derivatives that are used in hedging transactions are highly effective in offsetting changes in fair values or cash flows of hedged items. When it is determined that a derivative is not highly effective as a hedge or that it has ceased to be a highly effective hedge, Protective discontinues hedge accounting prospectively, as discussed below.

        Protective discontinues hedge accounting prospectively when (1) it is determined that the derivative is no longer effective in offsetting changes in the fair value or cash flows of a hedged item (including firm commitments or forecasted transactions); (2) the derivative expires or is sold, terminated, or exercised; (3) the derivative is designated as a hedge instrument, because it is unlikely that a forecasted transaction will occur; (4) because a hedged firm commitment no longer meets the definition of a firm commitment; or (5) management determines that designation of the derivative as a hedge instrument is no longer appropriate.

        When hedge accounting is discontinued because it is determined that the derivative no longer qualifies as an effective fair-value hedge, the derivative will continue to be carried on the balance sheet at its fair value, and the hedged asset or liability will no longer be adjusted for changes in fair value.

When hedge accounting is discontinued because the hedged item no longer meets the definition of a firm commitment, the derivative will continue to be carried on the balance sheet at its fair value, and any asset or liability that was recorded pursuant to recognition of the firm commitment will be removed from the balance sheet and recognized as a gain or loss in current-period earnings. When hedge accounting is discontinued because it is probable that a forecasted transaction will not occur, the derivative will continue to be carried on the balance sheet at its fair value, and gains and losses that were accumulated in other comprehensive income will remain therein until such time as they are reclassified to earnings as originally forecasted to occur. In all situations in which hedge accounting is discontinued, the derivative will be carried at its fair value on the balance sheet, with changes in its fair value recognized in current-period earnings.

        Fair-Value Hedges.  During 2003, there were no fair value hedges outstanding. In 2002 and 2001, Protective designated, as fair value hedges, callable interest rate swaps used to modify the interest characteristics of certain stable value contracts. In assessing hedge effectiveness, Protective excludes the embedded call option's time value component from each derivative's total gain or loss. In 2002 and 2001, total measured ineffectiveness for the fair value hedging relationships was insignificant while the excluded time value component resulted in a pre-tax gain of $0 and $1.3 million, respectively. Both the measured ineffectiveness and the excluded time value component are reported in "Realized Investment Gains (Losses) — Derivative Financial Instruments" in Protective's consolidated statements of income.

        Cash-Flow Hedges.  Protective has entered into a foreign currency swap to hedge the risk of changes in the value of interest and principal payments to be made on certain of its foreign-currency-based stable value contracts. Under the terms of the swap, Protective pays a fixed U.S.-dollar-denominated rate and receives a fixed foreign-currency-denominated rate. Effective July 1, 2002, Protective designated this swap as a cash flow hedge and therefore recorded the change in the fair value of the swap during the period in accumulated other comprehensive income. In 2003 and 2002, a pretax loss of $66.0 million and $19.8 million, respectively, representing the change in fair value of the hedged contracts, and a gain of like amount representing the application of hedge accounting to this transaction, were recorded in "Realized Investment Gains (Losses) — Derivative Financial Instruments" in Protective's consolidated condensed statements of income. For the years ended December 31, 2003 and 2002, the amount of the hedge's ineffectiveness reported in income was a $0.3 million gain and an immaterial loss, respectively. Additionally, as of December 31, 2003 and 2002, Protective reported an increase to accumulated other comprehensive income of $2.7 million (net of income tax of $1.4 million) and a reduction to accumulated other comprehensive income of $2.1 million (net of income tax of $1.1 million), respectively, related to its derivative designated as a cash flow hedge. During 2004, Protective expects to reclassify out of accumulated other comprehensive income and into earnings, as a reduction of interest expense, approximately $3.4 million.

        Other Derivatives.  Protective uses certain interest rate swaps, caps, floors, swaptions, options and futures contracts to mitigate or eliminate exposure to changes in value or cash flows of outstanding mortgage loan commitments and certain owned investments. In 2003, 2002, and 2001, Protective recognized net pre-tax gains of $4.2 million, $5.3 million, and $2.7 million, respectively, representing the change in fair value of these derivative instruments as well as a realized gain or loss on contracts closed during the period.

        On its foreign currency swaps, Protective recognized a $2.6 million pre-tax gain in 2003 while recognizing a $1.9 million foreign exchange pre-tax loss on the related foreign-currency-denominated stable value contracts. In 2002, Protective recognized a $70.8 million pre-tax gain on its foreign currency swaps; while recognizing a $74.9 million foreign exchange pre-tax loss on the related foreign-currency-

denominated stable value contracts. In 2001, Protective recognized an $8.2 million pre-tax loss on its foreign currency swaps while recognizing an $11.2 million foreign exchange pre-tax gain on the related foreign-currency-denominated stable value contracts. The net gain, net loss and net gain in 2003, 2002 and 2001, respectively, primarily results from the difference in the forward and spot exchange rates used to revalue the currency swaps and the stable value contracts, respectively. The net gains and losses are reflected in "Realized Investment Gains (Losses) — Derivative Financial Instruments" in Protective's consolidated statements of income.

        Protective has entered into asset swap arrangements to, in effect, sell the equity options embedded in owned convertible bonds in exchange for an interest rate swap that converts the remaining host bond to a variable rate instrument. In 2003, 2002, and 2001, Protective recognized pre-tax gains of $3.0 million, $2.0 million, and $12.2 million, respectively, for the change in the asset swaps' fair value and recognized a $0.1 million pre-tax gain, a $7.8 million pre-tax loss, and a $16.9 million pre-tax loss, respectively, to separately record the embedded equity options at fair value.

        At December 31, 2003, contracts with a notional amount of $2.2 billion were in a $169.0 million net gain position. At December 31, 2002, contracts with a notional amount of $6.0 billion were in an $83.9 million net gain position.

        Protective's derivative financial instruments are with highly rated counterparties.

    Cash

        Cash includes all demand deposits reduced by the amount of outstanding checks and drafts. Protective has deposits with certain financial institutions which exceed federally insured limits. Protective has reviewed the credit worthiness of these financial institutions and believes there is minimal risk of a material loss.

    Deferred Policy Acquisition Costs

        Commissions and other costs of acquiring traditional life and health insurance, credit insurance, universal life insurance, and investment products that vary with and are primarily related to the production of new business, have been deferred. Traditional life and health insurance acquisition costs are amortized over the premium-payment period of the related policies in proportion to the ratio of annual premium income to the present value of the total anticipated premium income. Credit insurance acquisition costs are being amortized in proportion to earned premium. Acquisition costs for universal life and investment products are amortized over the lives of the policies in relation to the present value of estimated gross profits before amortization. Under SFAS No. 97, "Accounting and Reporting by Insurance Enterprises for Certain Long-Duration Contracts and for Realized Gains and Losses from the Sale of Investments," Protective makes certain assumptions regarding the mortality, persistency, expenses, and interest rates (equal to the rate used to compute liabilities for future policy benefits; currently 2.6% to 9.4%) it expects to experience in future periods. These assumptions are to be best estimates and are to be periodically updated whenever actual experience and/or expectations for the future change from that assumed. Additionally, relating to SFAS No. 115, these costs have been adjusted by an amount equal to the amortization that would have been recorded if unrealized gains or losses on investments associated with Protective's universal life and investment products had been realized.

        The cost to acquire blocks of insurance representing the present value of future profits from such blocks of insurance is also included in deferred policy acquisition costs. Protective amortizes the present value of future profits over the premium payment period, including accrued interest of up to approximately 8%. The unamortized present value of future profits for all acquisitions was approximately $502.2 million and $542.5 million at December 31, 2003 and 2002, respectively. During 2003, no present value of profits was capitalized and $40.3 million was amortized. During 2002, $62.5 million of present value of future profits was capitalized (relating to acquisitions and adjustments made during the year), a $2.1 million reduction came from the sale of a small subsidiary, and $41.3 was amortized.

        The expected amortization of the present value of future profits for the next five years is as follows:

Year	Expected Amortization
2004	$32,400
2005	30,700
2006	29,200
2007	28,000
2008	26,800

    Goodwill

        The goodwill balance at December 31, 2003 and 2002, was $35.1 million. At October 31, 2003 and 2002, Protective evaluated its goodwill and determined that fair value had not decreased below carrying value and no adjustment to impair goodwill was necessary in accordance with SFAS No. 142.

    Property and Equipment

        Property and equipment are reported at cost less accumulated depreciation. Protective primarily uses the straight-line method of depreciation based upon the estimated useful lives of the assets. Protective's Home Office building is depreciated over a thirty-nine year useful life, furniture is depreciated over a ten year useful life, office equipment and machines are depreciated over a five year useful life, and software and computers are depreciated over a three year useful life. Major repairs or improvements are capitalized and depreciated over the estimated useful lives of the assets. Other repairs are expensed as incurred. The cost and related accumulated depreciation of property and equipment sold or retired are removed from the accounts, and resulting gains or losses are included in income.

        Property and equipment consisted of the following at December 31:

	2003	2002
Home office building	$48,678	$45,297
Other, principally furniture and equipment	76,461	67,059

	125,139	112,356
Accumulated depreciation	81,983	73,478

	$43,156	$38,878

    Separate Accounts

        The assets and liabilities related to separate accounts in which Protective does not bear the investment risk are valued at market and reported separately as assets and liabilities related to separate accounts in the accompanying consolidated financial statements.

    Stable Value Product Account Balances

        Protective markets guaranteed investment contracts (GICs) to 401(k) and other qualified retirement savings plans, and fixed and floating rate funding agreements to the trustees of municipal bond proceeds, institutional investors, bank trust departments, and money market funds. Through its registered funding agreement-backed note program, Protective is able to offer secured notes to both institutional and retail investors. During the fourth quarter of 2003, Protective registered a funding agreement-backed notes program with the SEC. GICs are generally contracts that specify a return on deposits for a specified period and often provide flexibility for withdrawals at book value in keeping with the benefits provided by the plan. Stable value product account balances include GICs and funding agreements issued by Protective as well as the obligations of consolidated special purpose trusts or entities formed to purchase funding agreements issued by Protective. At December 31, 2003 and 2002 Protective had $2.8 billion and $2.2 billion of stable value contract account balances marketed through structured programs. Most GICs and funding agreements written by Protective have maturities of three to seven years. At December 31, 2003, future maturities of stable value contracts were $1.2 billion in 2004, $2.0 billion in 2005-2006, $1.4 billion in 2007-2008, and $123.1 million after 2008.

    Revenues and Benefits Expense

    Traditional Life, Health, and Credit Insurance Products

        Traditional life insurance products consist principally of those products with fixed and guaranteed premiums and benefits, and they include whole life insurance policies, term and term-like life insurance policies, limited-payment life insurance policies, and certain annuities with life contingencies. Life insurance and immediate annuity premiums are recognized as revenue when due. Health and credit insurance premiums are recognized as revenue over the terms of the policies. Benefits and expenses are associated with earned premiums so that profits are recognized over the life of the contracts. This is accomplished by means of the provision for liabilities for future policy benefits and the amortization of deferred policy acquisition costs. Gross premiums in excess of net premiums related to immediate annuities are deferred and recognized over the life of the policy.

        Liabilities for future policy benefits on traditional life insurance products have been computed using a net level method including assumptions as to investment yields, mortality, persistency, and other assumptions based on Protective's experience, modified as necessary to reflect anticipated trends and to include provisions for possible adverse deviation. Reserve investment yield assumptions on December 31, 2003 were 6.98%. The liability for future policy benefits and claims on traditional life, health, and credit insurance products includes estimated unpaid claims that have been reported to Protective and claims incurred but not yet reported. Policy claims are charged to expense in the period that the claims are incurred.

        Activity in the liability for unpaid claims is summarized as follows:

	2003	2002	2001
Balance beginning of year	$116,214	$100,023	$109,973
Less reinsurance	54,765	33,723	25,830

Net balance beginning of year	61,449	66,300	84,143

Incurred related to:
Current year	266,676	258,612	383,371
Prior year	(1,783)	(338)	(1,080)

Total incurred	264,893	258,274	382,291

Paid related to:
Current year	261,311	243,206	312,748
Prior year	(1,406)	22,528	81,220

Total paid	259,905	265,734	393,968

Other changes:
Acquisitions and reserve transfers	0	2,609	(6,166)
Net balance end of year	66,437	61,449	66,300
Plus reinsurance	55,395	54,765	33,723

Balance end of year	$121,832	$116,214	$100,023

    Universal Life and Investment Products

        Universal life and investment products include universal life insurance, guaranteed investment contracts, deferred annuities, and annuities without life contingencies. Premiums and policy fees for universal life and investment products consist of fees that have been assessed against policy account balances for the costs of insurance, policy administration, and surrenders. Such fees are recognized when assessed and earned. Benefit reserves for universal life and investment products represent policy account balances before applicable surrender charges plus certain deferred policy initiation fees that are recognized in income over the term of the policies. Policy benefits and claims that are charged to expense include benefit claims incurred in the period in excess of related policy account balances and interest credited to policy account balances. Interest rates credited to universal life products ranged from 4.6% to 6.5% and investment products ranged from 2.6% to 9.4% in 2003.

        Protective's accounting policies with respect to variable universal life and variable annuities are identical except that policy account balances (excluding account balances that earn a fixed rate) are valued at market and reported as components of assets and liabilities related to separate accounts.

    Income Taxes

        Protective uses the asset and liability method of accounting for income taxes. Income tax provisions are generally based on income reported for financial statement purposes. Deferred federal income taxes arise from the recognition of temporary differences between the basis of assets and liabilities determined for financial reporting purposes and the basis of assets and liabilities determined for financial reporting purposes and the basis for income tax purposes. Such temporary differences are principally related to the deferral of policy acquisition costs and the provision for future policy benefits and expenses.

    Discontinued Operations

        On December 31, 2001, Protective completed the sale to Fortis, Inc. of substantially all of its Dental Benefits Division (Dental Division) and discontinued other remaining Dental Division related operations, primarily other health insurance lines.

        The operating results and charges related to the sale of the Dental Division and discontinuance of other related operations at December 31 are as follows:

	2003	2002	2001
Total revenues	$12,293	$15,809	$350,988
Loss before income taxes from discontinued operations	$0	$0	$(12,749)
Income tax benefit	0	0	2,893

Loss from discontinued operations	$0	$0	$(9,856)

Gain from sale of discontinued operations before income tax			$27,221
Income tax expense related to sale			(44,975)

Loss from sale of discontinued operations			$(17,754)

        Assets and liabilities related to the discontinued lines of business of approximately $57.1 million remain at December 31, 2003.

    Supplemental Cash Flow Information

        The following table sets forth supplemental cash flow information for the years ended December 31:

	2003	2002	2001
Cash paid during the year:
Interest on debt	$1,582	$987	$1,390
Income taxes	66,082	125,039	27,395

Noncash investing and financing activities:
Reduction of principal on note from ESOP	$412	$661	$342
Common dividend	(1,809)	0	0

Acquisitions, related reinsurance transactions and subsidiary transfer:
Assets acquired	$0	$358,897	$2,549,484
Liabilities assumed	0	(489,412)	(2,430,927)

Net	$0	$(130,515)	$118,557

    Reclassifications

        Certain reclassifications have been made in the previously reported financial statements and accompanying notes to make the prior year amounts comparable to those of the current year. Such reclassifications had no effect on previously reported net income or share-owners' equity.

NOTE B — STATUTORY REPORTING PRACTICES AND OTHER REGULATORY MATTERS

        Financial statements prepared in conformity with accounting principles generally accepted in the United States of America differ in some respects from the statutory accounting practices prescribed or permitted by insurance regulatory authorities. The most significant differences are as follows: (a) acquisition costs of obtaining new business are deferred and amortized over the approximate life of the policies rather than charged to operations as incurred; (b) benefit liabilities are computed using a net level method and are based on realistic estimates of expected mortality, interest, and withdrawals as adjusted to provide for possible unfavorable deviation from such assumptions; (c) deferred income taxes are not subject to statutory limitations as to amounts recognized and are recognized through earnings as opposed to being charged to share-owners' equity; (d) the Asset Valuation Reserve and Interest Maintenance Reserve are restored to share-owners' equity; (e) furniture and equipment, agents' debit balances, and prepaid expenses are reported as assets rather than being charged directly to surplus (referred to as nonadmitted assets); (f) certain items of interest income, such as mortgage and bond discounts, are amortized differently; and (g) bonds are recorded at their market values instead of amortized cost. The National Association of Insurance Commissioners (NAIC) has adopted the Codification of Statutory Accounting Principles (Codification). Codification changed statutory accounting rules in several areas and was effective January 1, 2001. The adoption of Codification did not have a material effect on Protective's statutory capital.

        Net income and share-owner's equity prepared in conformity with statutory reporting practices to that reported in the accompanying consolidated financial statements are as follows:

	Net Income			Share-Owner's Equity
	2003	2002	2001	2003	2002	2001
In conformity with statutory reporting practices(1)	$274,244	$(2,418)	$163,181	$1,135,942	$852,645	$775,138
In conformity with generally accepted accounting principles	$232,040	$157,394	$107,550	$2,629,798	$2,285,284	$1,883,333

(1)	Consolidated

        As of December 31, 2003, Protective had on deposit with regulatory authorities, fixed maturity and short-term investments with a market value of approximately $74.8 million.

NOTE C — INVESTMENT OPERATIONS

        Major categories of net investment income for the years ended December 31 are summarized as follows:

	2003	2002	2001
Fixed maturities	$738,503	$673,393	$609,578
Equity securities	2,321	3,500	2,247
Mortgage loans	208,983	218,165	208,830
Investment real estate	2,854	881	2,094
Policy loans	42,092	37,463	31,763
Other	46,561	95,575	32,795

	1,041,314	1,028,977	887,307
Investment expenses	60,571	57,169	52,104

	$980,743	$971,808	$835,203

        Realized investment gains (losses) for all other investments for the years ended December 31 are summarized as follows:

	2003	2002	2001
Fixed maturities	$66,101	$12,606	$(4,693)
Equity securities	(1,372)	65	2,462
Mortgage loans and other investments	2,035	(357)	(3,892)

	$66,764	$12,314	$(6,123)

        In 2003, gross gains on the sale of investments available for sale (fixed maturities, equity securities, and short-term investments) were $90.3 million, and gross losses were $25.6 million. In 2002, gross gains were $73.0 million, and gross losses were $60.3 million. In 2001, gross gains were $27.5 million, and gross losses were $29.7 million.

        Each quarter Protective reviews investments with material unrealized losses and tests for other-than-temporary impairments. Protective analyzes various factors to determine if any specific other-than-temporary asset impairments exist. Once a determination has been made that a specific other-than-temporary impairment exists, a realized loss is incurred and the cost basis of the impaired asset is adjusted to its fair value. During 2003, 2002 and 2001, respectively, Protective recorded other-than-temporary impairments in its investments of $13.6 million, $17.8 million and $12.6 million, respectively.

        Realized investment gains (losses) for derivative financial instruments for the years ended December 31 are summarized as follows:

	2003	2002	2001
Derivative financial instruments	$8,249	$(4,708)	$2,182

        The amortized cost and estimated market values of Protective's investments classified as available for sale at December 31 are as follows:

2003	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Estimated Market Values
Fixed maturities:
Bonds:
Mortgage-backed securities	$4,491,392	$132,984	$(36,112)	$4,588,264
United States Government and authorities	83,834	6,538	(119)	90,253
States, municipalities, and political subdivision	25,349	1,738	(1)	27,086
Public utilities	1,389,389	96,926	(10,776)	1,475,539
Convertibles and bonds with warrants	43,384	743	(277)	43,850
All other corporate bonds	6,278,517	455,323	(34,476)	6,699,364
Redeemable preferred stocks	2,957	207	0	3,164

	12,314,822	694,459	(81,761)	12,927,520
Equity securities	29,169	1,881	(529)	30,521
Short-term investments	510,635	0	0	510,635

	$12,854,626	$696,340	$(82,290)	$13,468,676

2002	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Estimated Market Values
Fixed maturities:
Bonds:
Mortgage-backed securities	$4,168,026	$199,316	$(28,311)	$4,339,031
United States Government and authorities	90,647	5,752	0	96,399
States, municipalities, and political subdivision	27,005	2,349	0	29,354
Public utilities	1,153,710	61,831	(42,139)	1,173,402
Convertibles and bonds with warrants	115,728	2,656	(5,872)	112,512
All other corporate bonds	5,655,949	348,809	(101,818)	5,902,940
Redeemable preferred stocks	1,700	127	0	1,827

	11,212,765	620,840	(178,140)	11,655,465
Equity securities	51,095	2,409	(4,705)	48,799
Short-term investments	447,155	0	0	447,155

	$11,711,015	$623,249	$(182,845)	$12,151,419

        The amortized cost and estimated market values of fixed maturities at December 31, 2003 by expected maturity, are shown as follows. Expected maturities are derived from rates of prepayment that may differ from actual rates of prepayment.

	Estimated Amortized Cost	Estimated Market Values
Due in one year or less	$543,623	$553,550
Due after one year through five years	2,540,318	2,632,788
Due after five years through ten years	3,566,765	3,771,510
Due after ten years	5,664,116	5,969,672

	$12,314,822	$12,927,520

        The following table shows our investments' gross unrealized losses and fair value, aggregated by investment category and length of time that individual securities have been in a continuous loss position at December 31, 2003.

	Less Than 12 Months		12 Months or More		Total
	Market Value	Unrealized Loss	Market Value	Unrealized Loss	Market Value	Unrealized Loss
Mortgage-backed securities	$653,360	$(12,329)	$100,397	$(23,784)	$753,757	$(36,113)
US Government	15,763	(119)	0	0	15,763	(119)
State, municipalities, etc.	488	(1)	0	0	488	(1)
Public utilities	286,552	(10,080)	18,165	(696)	304,717	(10,776)
Convertible bonds	21,409	(167)	229	(111)	21,638	(278)
Other corporate bonds	940,949	(25,414)	83,757	(9,077)	1,024,706	(34,491)
Equities	102	(45)	2,870	(467)	2,972	(512)

	$1,918,623	$(48,155)	$205,418	$(34,135)	$2,124,041	$(82,290)

        Protective considers the impairment of securities that have been in an unrealized loss position for less than 12 months to be temporary. Protective believes that it will collect all amounts contractually due and has the intent and the ability to hold these securities until maturity.

        For mortgage-backed securities in an unrealized loss position for greater than 12 months, $23.3 million of the unrealized loss relates to securities issued in Protective-sponsored commercial loan securitizations. Protective does not consider these unrealized loss positions to be other-than-temporary, because the underlying mortgage loans continue to perform consistently with Protective's original expectations.

        The corporate bonds category has gross unrealized losses of $9.1 million at December 31, 2003, composed of $2.8 million of electrical industry securities, $5.0 million of transportation industry securities, and $1.3 million of other industry securities. The aggregate decline in market value of these securities was deemed temporary due to positive factors supporting the recoverability of the respective investments. Positive factors considered included credit ratings, the financial health of the investee, the continued access of the investee to capital markets, and other pertinent information.

        At December 31, 2003 and 2002, Protective had bonds which were rated less than investment grade of $983.1 million and $860.6 million, respectively, having an amortized cost of $978.9 million and $960.8 million, respectively. At December 31, 2003, approximately $66.9 million of the bonds rated less than investment grade were securities issued in Protective-sponsored commercial mortgage loan securitizations. Approximately $1,956.7 million of bonds are not publicly traded.

        The change in unrealized gains (losses), net of income tax, on fixed maturity and equity securities for the years ended December 31 is summarized as follows:

	2003	2002	2001
Fixed maturities	$110,499	$227,283	$108,307
Equity securities	2,371	(480)	715

        Protective participates in securities lending, primarily as an investment yield enhancement, whereby securities that are held as investments are loaned to third parties for short periods of time. Protective requires collateral of 102% of the market value of the loaned securities to be separately maintained. The loaned securities' market value is monitored, on a daily basis, with additional collateral obtained as necessary. At December 31, 2003, securities with a market value of $324.5 million were loaned under these agreements. As collateral for the loaned securities, Protective receives short-term investments, which are recorded in "short-term investments" with a corresponding liability recorded in "other liabilities" to account for Protective's obligation to return the collateral.

        At December 31, 2003, all of Protective's mortgage loans were commercial loans of which 75% were retail, 8% were apartments, 8% were office buildings, and 8% were warehouses, and 1% were other. Protective specializes in making mortgage loans on either credit-oriented or credit-anchored commercial properties, most of which are strip shopping centers in smaller towns and cities. No single tenant's leased space represents more than 2.8% of mortgage loans. Approximately 74% of the mortgage loans are on properties located in the following states listed in decreasing order of significance: Texas, Tennessee, Georgia, North Carolina, South Carolina, Alabama, Florida, Pennsylvania, California, Ohio, Mississippi, and Indiana.

        Many of the mortgage loans have call provisions between 3 to 10 years. Assuming the loans are called at their next call dates, approximately $125.0 million would become due in 2004, $537.3 million in 2005 to 2008, $461.5 million in 2009 to 2013, and $40.2 million thereafter.

        At December 31, 2003, the average mortgage loan was approximately $2.2 million, and the weighted average interest rate was 7.2%. The largest single mortgage loan was $19.6 million.

        For several years Protective has offered a type of commercial mortgage loan under which Protective will permit a slightly higher loan-to-value ratio in exchange for a participating interest in the cash flows from the underlying real estate. As of December 31, 2003 and 2002, approximately $382.7 million and $475.5 million, respectively, of Protective's mortgage loans have this participation feature.

        At December 31, 2003 and 2002, Protective's problem mortgage loans (over ninety days past due) and foreclosed properties totaled $11.8 million and $16.2 million, respectively. Since Protective's mortgage loans are collateralized by real estate, any assessment of impairment is based upon the estimated fair value of the real estate. Based on Protective's evaluation of its mortgage loan portfolio, Protective does not expect any material losses on its mortgage loans.

        At December 31, 2003 and 2002, Protective had investments related to retained beneficial interests of mortgage loan securitizations of $283.6 million and $295.7 million, respectively.

        Certain investments with a carrying value of $64.4 million were non-income producing for the twelve months ended December 31, 2003.

        Policy loan interest rates generally range from 4.5% to 8.0%.

NOTE D — INCOME TAXES

        Protective's effective income tax rate related to continuing operations varied from the maximum federal income tax rate as follows:

	2003	2002	2001
Statutory federal income tax rate applied to pretax income	35.0%	35.0%	35.0%
Dividends received deduction and tax-exempt income	(1.2)	(2.3)	(1.7)
Low-income housing credit	(0.2)	(0.5)	(0.5)
Other	(0.2)	2.1	(0.1)
State income taxes	0.3	0.6	0.2

Effective income tax rate	33.7%	34.9%	32.9%

        The provision for federal income tax differs from amounts currently payable due to certain items reported for financial statement purposes in periods which differ from those in which they are reported for income tax purposes.

        Details of the deferred income tax provision for the years ended December 31 are as follows:

	2003	2002
Deferred policy acquisition costs	$54,747	$51,998
Benefits and other policy liability changes	41,065	(22,359)
Temporary differences of investment income	(19,080)	(28,637)
Other items	(1,291)	7,892

	$75,441	$8,894

        The components of Protective's net deferred income tax liability as of December 31 were as follows:

	2003	2002
Deferred income tax assets:
Policy and policyholder liability reserves	$279,016	$320,081
Other	4,292	3,001

	283,308	323,082

Deferred income tax liabilities:
Deferred policy acquisition costs	485,816	431,069
Unrealized gains (losses) on investments	136,765	98,857

	622,581	529,926

Net deferred income tax liability	$339,273	$206,844

        Under pre-1984 life insurance company income tax laws, a portion of Protective's gain from operations which was not subject to current income taxation was accumulated for income tax purposes in a memorandum account designated as Policyholders' Surplus. The aggregate accumulation in this account at December 31, 2003 was approximately $70.5 million. Should the accumulation in the Policyholders' Surplus account exceed certain stated maximums, or should distributions including cash dividends be made to PLC in excess of approximately $1.6 billion, such excess would be subject to federal income taxes at rates then effective. Deferred income taxes have not been provided on amounts designated as Policyholders' Surplus. Under current income tax laws, Protective does not anticipate paying income tax on amounts in the Policyholders' Surplus accounts.

        Protective's income tax returns are included in the consolidated income tax returns of PLC. The allocation of income tax liabilities among affiliates is based upon separate income tax return calculations.

NOTE E — DEBT

        Under revolving line of credit arrangements with several banks, PLC can borrow up to $200 million on an unsecured basis. No compensating balances are required to maintain the line of credit. These lines of credit arrangements contain, among other provisions, requirements for maintaining certain financial ratios, and restrictions on indebtedness incurred by PLC's subsidiaries including Protective. Additionally, PLC, on a consolidated basis, cannot incur debt in excess of 40% of its total capital. At December 31, 2003, PLC had $25.0 million of borrowings outstanding under these credit arrangements at an interest rate of 1.64%.

        Protective has a mortgage note on investment real estate amounting to approximately $2.2 million that matures in 2004.

        Included in indebtedness to related parties at December 31, 2002, was a surplus debenture issued by Protective to PLC. The balance of the surplus debenture was $2 million. The surplus debenture was due and paid in 2003.

        Protective routinely receives from or pays to affiliates under the control of PLC reimbursements for expenses incurred on one another's behalf. Receivables and payables among affiliates are generally settled monthly.

        Interest expense on debt totaled $1.6 million, $1.4 million, and $1.8 million in 2003, 2002, and 2001, respectively.

NOTE F — RECENT ACQUISITIONS

        In January 2001, Protective coinsured a block of individual life policies from Standard Insurance Company.

        In October 2001, Protective completed the acquisition of the stock of Inter-State Assurance Company (Inter-State) and First Variable Life Insurance Company (First Variable) from ILona Financial Group, Inc., a subsidiary of Irish Life & Permanent plc of Dublin, Ireland. The purchase price was approximately $250 million. The assets acquired included $166.1 million of present value of future profits.

        In June 2002, Protective coinsured a block of traditional life and interest-sensitive life insurance policies from Conseco Variable Insurance Company. These transactions have been accounted for as purchases, and the results of the transactions have been included in the accompanying financial statements since their respective effective dates.

        Summarized below are the consolidated results of operations for 2002, on an unaudited pro forma basis, as if the Conseco transaction had occurred as of January 1, 2002. The pro forma information is based on Protective's consolidated results of operations for 2002, and on data provided by the acquired block, after giving effect to certain pro forma adjustments. The pro forma financial information does not purport to be indicative of results of operations that would have occurred had the transaction occurred on the basis assumed above nor are they indicative of results of the future operations of the combined enterprises.

(unaudited)	2002
Total revenues	$1,844,221
Net income	160,020

NOTE G — COMMITMENTS AND CONTINGENT LIABILITIES

        Protective leases administrative and marketing office space in approximately 24 cities including Birmingham, with most leases being for periods of three to ten years. The aggregate annualized rent is approximately $8.0 million.

        In 2000, Protective entered into an arrangement with an unrelated party related to the construction of a building contiguous to its existing home office complex. The unrelated party owns the building and leases it to Protective. The lease is accounted for as an operating lease under SFAS No. 13 "Accounting For Leases". Lease payments commenced upon completion, which occurred January 31, 2003, and is based on then current LIBOR interest rates and the cost of the building. At the end of the lease term,

February 1, 2007, Protective may purchase the building for the original building cost of approximately $75 million. Based upon current interest rates, annual lease payments are estimated to be $1.5 million. Were Protective not to purchase the building, a payment of approximately $66 million would be due at the end of the lease term.

        Under insurance guaranty fund laws, in most states insurance companies doing business therein can be assessed up to prescribed limits for policyholder losses incurred by insolvent companies. Protective does not believe such assessments will be materially different from amounts already provided for in the financial statements. Most of these laws do provide, however, that an assessment may be excused or deferred if it would threaten an insurer's own financial strength.

        A number of civil jury verdicts have been returned against insurers and other providers of financial services involving sales practices, alleged agent misconduct, failure to properly supervise representatives' relationships with agents or persons with whom the insurer does business, and other matters. Increasingly these lawsuits have resulted in the award of substantial judgments that are disproportionate to the actual damages, including material amounts of punitive and non-economic compensatory damages. In some states, juries, judges and arbitrators have substantial discretion in awarding punitive and non-economic compensatory damages which creates the potential for unpredictable material adverse judgments or awards in any given lawsuit or arbitration. Arbitration awards are subject to very little appellate review. In addition, in some class action and other lawsuits, companies have made material settlement payments. Protective, like other financial service companies, in the ordinary course of business, is involved in such litigation or, alternatively, in arbitration. Although the outcome of any such litigation or arbitration cannot be predicted Protective believes that at the present time there are no pending or threatened lawsuits that are reasonably likely to have a material adverse effect on the financial position, results of operations, or liquidity of Protective.

NOTE H — SHARE-OWNER'S EQUITY AND RESTRICTIONS

        At December 31, 2003, approximately $1,386.9 million of consolidated share-owner's equity, excluding net unrealized gains on investments, represented net assets of Protective and its subsidiaries that cannot be transferred to PLC in the form of dividends, loans, or advances. In addition, Protective and its subsidiaries are subject to various state statutory and regulatory restrictions on their ability to pay dividends to PLC. In general, dividends up to specified levels are considered ordinary and may be paid thirty days after written notice to the insurance commissioner of the state of domicile unless such commissioner objects to the dividend prior to the expiration of such period. Dividends in larger amounts are considered extraordinary and are subject to affirmative prior approval by such commissioner. The maximum amount that would qualify as ordinary dividends to PLC by Protective in 2004 is estimated to be $293.8 million.

NOTE I — PREFERRED STOCK

        PLC owns all of the 2,000 shares of preferred stock issued by Protective's subsidiary, Protective Life and Annuity Insurance Company (PL&A). The stock pays, when and if declared, noncumulative participating dividends to the extent PL&A's statutory earnings for the immediately preceding fiscal year exceeded $1.0 million. In 2003, PL&A paid no dividend to PLC. In 2002, PL&A paid a $50.0 thousand preferred dividend to PLC, and PL&A paid a $1.0 million preferred dividend to PLC in 2001.

NOTE J — RELATED PARTY MATTERS

        On August 6, 1990, PLC announced that its Board of Directors approved the formation of an Employee Stock Ownership Plan (ESOP). On December 1, 1990, Protective transferred to the ESOP 520,000 shares of PLC's common stock held by it in exchange for a note. The outstanding balance of the note, $3.4 million at December 31, 2003, is accounted for as a reduction to share-owner's equity. The stock will be used to match employee contributions to PLC's existing 401(k) Plan. The ESOP shares are dividend paying. Dividends on the shares are used to pay the ESOP's note to Protective.

        Protective leases furnished office space and computers to affiliates. Lease revenues were $4.7 million in 2003, $3.5 million in 2002, and $4.0 million in 2001. Protective purchases data processing, legal, investment and management services from affiliates. The costs of such services were $93.1 million, $88.0 million, and $82.6 million in 2003, 2002, and 2001, respectively. Commissions paid to affiliated marketing organizations of $8.6 million, $8.2 million, and $10.0 million, in 2003, 2002, and 2001, respectively, were included in deferred policy acquisition costs.

        Certain corporations with which PLC's directors were affiliated paid Protective premiums and policy fees or other amounts for various types of insurance and investment products. Such premiums, policy fees, and other amounts totaled $12.2 million, $16.0 million and $19.6 million in 2003, 2002, and 2001, respectively. Protective and/or PLC paid commissions, interest on debt and investment products, and fees to these same corporations totaling $2.1 million, $1.6 million and $5.9 million in 2003, 2002, and 2001, respectively.

        For a discussion of indebtedness to related parties, see Note E.

NOTE K — OPERATING SEGMENTS

        Protective operates several business segments, each having a strategic focus. An operating segment is generally distinguished by products and/or channels of distribution. A brief description of each segment follows.

•
The Life Marketing segment markets level premium term and term-like insurance, universal life, and variable universal life products on a national basis primarily through networks of independent insurance agents and brokers, and in the "bank owned life insurance" market.

•
The Acquisitions segment focuses on acquiring, converting, and servicing policies acquired from other companies. The segment's primary focus is on life insurance policies sold to individuals.

•
The Annuities segment manufactures, sells, and supports fixed and variable annuity products. These products are primarily sold through stockbrokers, but are also sold through financial institutions and the Life Marketing segment's sales force.

•
The Stable Value Products segment markets guaranteed investment contracts to 401(k) and other qualified retirement savings plans, and sells funding agreements to special purpose entities that in turn issue notes or certificates in smaller, transferable denominations. The segment also markets fixed and floating rate funding agreements to the trustees of municipal bond proceeds, institutional investors, bank trust departments, and money market funds. During the fourth quarter of 2003, Protective registered a funding agreement-backed notes program with the SEC.

•
The Asset Protection segment markets extended service contracts and credit life and disability insurance to protect consumers' investments in automobiles and watercraft.

        Protective has an additional segment herein referred to as Corporate and Other. The Corporate and Other segment primarily consists of net investment income and expenses not attributable to the segments above (including net investment income on unallocated capital and interest on substantially all debt). This segment also includes earning from several lines of business which Protective is not actively marketing (mostly cancer insurance and group annuities), and various investment-related transactions.

        Protective uses the same accounting policies and procedures to measure operating segment income and assets as it uses to measure its consolidated net income and assets. Operating segment income is generally income before income tax, adjusted to exclude any pretax minority interest in income of consolidated subsidiaries. Premiums and policy fees, other income, benefits and settlement expenses, and amortization of deferred policy acquisition costs are attributed directly to each operating segment. Net investment income is allocated based on directly related assets required for transacting the business of that segment. Realized investment gains (losses) and other operating expenses are allocated to the segments in a manner which most appropriately reflects the operations of that segment.

        Assets are allocated based on policy liabilities and deferred policy acquisition costs directly attributable to each segment.

        There are no significant intersegment transactions.

        The following table sets forth total operating segment income and assets for the periods shown. Adjustments represent the inclusion of unallocated realized investment gains (losses), the recognition of income tax expense, income from discontinued operations, and cumulative effect of change in accounting principle. Asset adjustments represent the inclusion of assets related to discontinued operations.

(This page has been left blank intentionally.)

Operating Segment Income	Life Marketing	Acquisitions
For the Year Ended December 31, 2003
Premiums and policy fees	$856,431	$289,906
Reinsurance ceded	(657,778)	(75,994)

Net of reinsurance ceded	198,653	213,912
Net investment income	229,913	246,143
Realized investment gains (losses)
Other income	875	2,640

Total revenues	429,441	462,695

Benefits and settlement expenses	253,785	291,768
Amortization of deferred policy acquisition costs	66,078	32,690
Other operating expenses	(50,379)	41,537

Total benefits and expenses	269,484	365,995

Income (loss) from continuing operations before income tax	159,957	96,700
Less: realized investment gains (losses)
Add back: related amortization of deferred policy acquisition cost
Add back: derivative gains related to investments

Operating income (loss)	159,957	96,700
Income tax expense

Net income

For the Year Ended December 31, 2002
Premiums and policy fees	$673,412	$300,818
Reinsurance ceded	(453,228)	(76,333)

Net of reinsurance ceded	220,184	224,485
Net investment income	208,451	252,147
Realized investment gains (losses)
Other income	1,344	1,826

Total revenues	429,979	478,458

Benefits and settlement expenses	228,225	301,400
Amortization of deferred policy acquisition costs	117,836	35,245
Other operating expenses	(41,501)	45,395

Total benefits and expenses	304,560	382,040

Income (loss) from continuing operations before income tax	125,419	96,418
Less: realized investment gains (losses)
Add back: related amortization of deferred policy acquisition cost
Add back: derivative gains related to investments

Operating income (loss)	125,419	96,418
Income tax expense

Net income

Operating Segment Income	Annuities	Stable Value Products
For the Year Ended December 31, 2003
Premiums and policy fees	$26,265
Reinsurance ceded

Net of reinsurance ceded	26,265
Net investment income	224,330	$233,104
Realized investment gains (losses)	22,733	9,756
Other income	3,768

Total revenues	277,096	242,860

Benefits and settlement expenses	197,955	186,565
Amortization of deferred policy acquisition costs	38,196	2,279
Other operating expenses	23,969	5,349

Total benefits and expenses	260,120	194,193

Income (loss) from continuing operations before income tax	16,976	48,667
Less: realized investment gains (losses)	22,733	9,756
Add back: related amortization of deferred policy acquisition cost	18,947
Add back: derivative gains related to investments

Operating income (loss)	13,190	38,911
Income tax expense

Net income

For the Year Ended December 31, 2002
Premiums and policy fees	$25,826
Reinsurance ceded

Net of reinsurance ceded	25,826
Net investment income	220,433	$246,098
Realized investment gains (losses)	2,277	(7,061)
Other income	3,229

Total revenues	251,765	239,037

Benefits and settlement expenses	186,107	196,576
Amortization of deferred policy acquisition costs	24,669	2,304
Other operating expenses	26,037	4,946

Total benefits and expenses	236,813	203,826

Income (loss) from continuing operations before income tax	14,952	35,211
Less: realized investment gains (losses)	2,277	(7,061)
Add back: related amortization of deferred policy acquisition cost	1,981
Add back: derivative gains related to investments

Operating income (loss)	14,656	42,272
Income tax expense

Net income

Operating Segment Income	Life Marketing	Acquisitions
For the Year Ended December 31, 2001
Premiums and policy fees	$542,407	$243,914
Reinsurance ceded	(421,411)	(61,482)

Net of reinsurance ceded	120,996	182,432
Net investment income	178,866	187,535
Realized investment gains (losses)
Other income	1,134	345

Total revenues	300,996	370,312

Benefits and settlement expenses	190,538	238,877
Amortization of deferred policy acquisition costs and goodwill	41,399	20,500
Other operating expenses	(22,957)	41,684

Total benefits and expenses	208,980	301,061

Income (loss) from continuing operations before income tax	92,016	69,251
Less: realized investment gains (losses)
Add back: related amortization of deferred policy acquisition cost
Add back: derivative gains related to investments

Operating income (loss)	92,016	69,251
Income tax expense
Discontinued operations, net of income tax
Change in accounting principle, net of income tax

Net income

Operating Segment Assets
December 31, 2003
Investments and other assets	$4,986,789	$4,373,737
Deferred policy acquisition costs	1,185,102	385,042
Goodwill

Total assets	$6,171,891	$4,758,779

December 31, 2002
Investments and other assets	$4,193,729	$4,553,958
Deferred policy acquisition costs	973,631	435,592
Goodwill

Total assets	$5,167,360	$4,989,550

Operating Segment Income	Annuities	Stable Value Products
For the Year Ended December 31, 2001
Premiums and policy fees	$28,145
Reinsurance ceded

Net of reinsurance ceded	28,145
Net investment income	167,809	$261,079
Realized investment gains (losses)	1,139	7,218
Other income	3,441

Total revenues	200,534	268,297

Benefits and settlement expenses	137,204	222,306
Amortization of deferred policy acquisition costs and goodwill	24,021	1,662
Other operating expenses	24,073	3,961

Total benefits and expenses	185,298	227,929

Income (loss) from continuing operations before income tax	15,236	40,368
Less: realized investment gains (losses)	1,139	7,218
Add back: related amortization of deferred policy acquisition cost	996
Add back: derivative gains related to investments

Operating income (loss)	15,093	33,150
Income tax expense
Discontinued operations, net of income tax
Change in accounting principle, net of income tax

Net income

Operating Segment Assets
December 31, 2003
Investments and other assets	$4,725,242	$4,520,955
Deferred policy acquisition costs	101,096	7,186
Goodwill

Total assets	$4,826,338	$4,528,141

December 31, 2002
Investments and other assets	$4,821,398	$3,930,669
Deferred policy acquisition costs	93,140	4,908
Goodwill

Total assets	$4,914,538	$3,935,577

NOTE L — EMPLOYEE BENEFIT PLANS

        PLC has a defined benefit pension plan covering substantially all of its employees, including Protective employees. The plan is not separable by affiliates participating in the plan. The benefits are based on years of service and the employee's highest thirty-six consecutive months of compensation. PLC's funding policy is to contribute amounts to the plan sufficient to meet the minimum funding requirements of ERISA plus such additional amounts as PLC may determine to be appropriate from time to time. Contributions are intended to provide not only for benefits attributed to service to date but also for those expected to be earned in the future.

        At December 31, 2003, PLC estimated that its 2004 defined benefit pension plan expense will be $6.4 million, which is PLC's estimate of its expected contributions for 2004. The measurement date used to determine the benefit expense and benefit obligations of the plan is December 31, 2003.

        The actuarial present value of benefit obligations and the funded status of the plan at December 31 are as follows:

	2003	2002
Projected benefit obligation, beginning of the year	$62,179	$50,869
Service cost — benefits earned during the year	4,513	3,723
Interest cost — on projected benefit obligation	4,666	4,111
Actuarial loss	7,531	6,353
Benefits paid	(1,435)	(2,877)

Projected benefit obligation, end of the year	77,454	62,179

Fair value of plan assets beginning of the year	49,450	44,024
Actual return on plan assets	12,886	(7,845)
Employer contribution	13,170	16,149
Benefits paid	(1,435)	(2,878)

Fair value of plan assets end of the year	74,071	49,450

Plan assets less than the projected benefit obligation	(3,383)	(12,729)
Unrecognized net actuarial loss from past experience different from that assumed	27,453	28,252
Unrecognized prior service cost	1,672	1,886
Other adjustments	684

Net pension asset	$26,426	$17,409

Accumulated benefit obligation	$60,984	$47,707
Fair value of assets	74,071	49,450
Unfunded accumulated benefit obligation	$0	$0

        Assumptions used to determine the benefit obligations as of December 31 were as follows:

	2003	2002
Weighted average discount rate	6.25%	6.75%
Rates of increase in compensation level	4.00	4.50
Expected long-term rate of return on assets	8.50	8.50

        Net pension cost of the defined benefit pension plan includes the following components for the years ended December 31:

	2003	2002	2001
Service cost	$4,513	$3,723	$3,739
Interest cost	4,666	4,111	3,531
Expected return on plan assets	(5,604)	(4,265)	(3,669)
Amortization of prior service cost	214	263	176
Amortization of losses	1,049	302	141
Cost of divestiture			186

Net pension cost	$4,838	$4,134	$4,104

        Assumptions used to determine the net pension cost for the years ended December 31 were as follows:

	2003	2002	2001
Weighted average discount rate	6.75%	7.25%	7.50%
Rates of increase in compensation level	4.50	5.00	5.25
Expected long-term rate of return on assets	8.50	8.50	8.50

        Plan assets by category as of December 31 were as follows:

	2003	2002
Cash and cash equivalents	$3,273	$2,588
Equity securities	53,413	39,157
Fixed income	17,385	7,705

Total	$74,071	$49,450

        Prior to July 1999, upon an employee's retirement, a distribution from pension plan assets was used to purchase a single premium annuity from Protective in the retiree's name. Therefore, amounts shown above as plan assets exclude assets relating to such retirees. Since July 1999, retiree obligations have been fulfilled from pension plan assets. The defined benefit pension plan has a target asset allocation of 60% domestic equities, 38% fixed income, and 2% cash and cash equivalents. When calculating asset allocation, PLC includes reserves for pre-July 1999 retirees. Based on historical data of the domestic equity markets and PLC's group annuity investments, the plan's target asset allocation would be expected to earn annualized returns in excess of 9% per year. In arriving at the plan's 8.5% expected rate of return, PLC has adjusted this historical data to reflect lower expectations for equity returns. The plan's equity assets are invested in a domestic equity index collective trust managed by Northern Trust Corporation. The plan's cash equivalents are invested in a collective trust managed by Northern Trust Corporation. The plan's fixed income assets are invested in a group annuity contract with Protective.

        PLC also sponsors an unfunded excess benefits plan, which is a nonqualified plan that provides defined pension benefits in excess of limits imposed on qualified plans by federal tax law. At December 31, 2003 and 2002, the projected benefit obligation of this plan totaled $18.1 million and $17.2 million, respectively, of which $15.5 million and $14.4 million, respectively, have been recognized in PLC's financial statements.

        Net pension costs of the excess benefits plan includes the following components for the years ended December 31:

	2003	2002	2001
Service cost	$485	$455	$686
Interest cost	1,182	1,178	1,121
Amortization of prior service cost	16	16	19
Amortization of transition asset			37
Recognized net actuarial loss	118	71	233
Cost of divestiture and special termination benefits	81		1,807

Net pension cost	$1,882	$1,720	$3,903

        In addition to pension benefits, PLC provides limited healthcare benefits to eligible retired employees until age 65. This postretirement benefit is provided by an unfunded plan. This benefit has no material effect on PLC's consolidated financial statements. For a closed group of retirees over age 65, PLC provides a prescription drug benefit. At December 31, 2003, PLC's liability related to this benefit was $0.3 million. PLC's obligation is not materially affected by a 1% change in the healthcare cost trend assumptions used in the calculation of the obligation.

        Life insurance benefits for retirees from $10,000 up to a maximum of $75,000 are provided through the payment of premiums under a group life insurance policy. This plan is partially funded at a maximum of $50,000 face amount of insurance.

        PLC sponsors a defined contribution retirement plan which covers substantially all employees. Employee contributions are made on a before-tax basis as provided by Section 401(k) of the Internal Revenue Code. PLC established an Employee Stock Ownership Plan (ESOP) to match voluntary employee contributions to PLC's 401(k) Plan. In 1994, a stock bonus was added to the 401(k) Plan for employees who are not otherwise under a bonus or sales incentive plan. Expense related to the ESOP consists of the cost of the shares allocated to participating employees plus the interest expense on the ESOP's note payable to Protective less dividends on shares held by the ESOP. At December 31, 2003, PLC had committed approximately 124,682 shares to be released to fund the 401(k) Plan match. The expense recorded by PLC for these employee benefits was $0.6 million, $0.1 million and less than $0.1 million in 2003, 2002, and 2001, respectively.

        PLC sponsors a deferred compensation plan for certain directors, officers, agents, and others. Compensation deferred is credited to the participants in cash, PLC Common Stock, or as a combination thereof.

        Protective's share of net costs related to employee benefit plans was approximately $6.9 million, $3.8 million, and $5.4 million, in 2003, 2002, and 2001, respectively.

NOTE M — STOCK BASED COMPENSATION

        Certain Protective employees participate in PLC's stock-based incentive plans and receive stock appreciation rights (SARs) from PLC.

        Since 1973, Protective has had stock-based incentive plans to motivate management to focus on PLC's long-range performance through the awarding of stock-based compensation. Under plans approved by share owners in 1997 and 2003, up to 6,500,000 shares may be issued in payment of awards.

        The criteria for payment of performance awards is based primarily upon a comparison of PLC's average return on average equity and total rate of return over a four-year award period (earlier upon the death, disability, or retirement of the executive, or in certain circumstances, of a change in control of PLC) to that of a comparison group of publicly held life and multiline insurance companies. If PLC's results are below the median of the comparison group, no portion of the award is earned. If PLC's results are at or above the 90th percentile, the award maximum is earned. Awards are paid in shares of PLC Common Stock.

        Performance shares and performance-based stock appreciation rights (P-SARs) awarded in 2003, 2002, 2001, and 2000, and the estimated fair value of the awards at grant date are as follows:

Year Awarded	Performance Shares	P-SARs	Estimated Fair Value
2003	148,730		$3,900
2002	192,360		5,700
2001	153,490	40,000	4,900
2000	3,330	513,618	3,700

        Performance shares are equivalent in value to one share of PLC Common Stock times the award earned percentage payout. P-SARs convert to the equivalent of one stock appreciation right (SAR) if earned times the award earned percentage payout. Of the 2000 P-SARs awarded, 87,778 have been canceled and 135,104 have been converted to 145,910 SARs. The remaining 290,076 P-SARs will convert to SARs in 2004 if earned. The 40,000 P-SARs awarded in 2001 were not earned and have been canceled. The P-SARs, if earned and converted to SARs, expire 10 years after the grant date. At December 31, 2003, the total outstanding performance shares and P-SARs related to these performance-based plans measured at maximum payouts were 660,610 and 456,286, respectively.

        Between 1996 and 2002 SARs were granted (in addition to the P-SARs discussed above) to certain officers of PLC to provide long-term incentive compensation based solely on the performance of PLC's Common Stock. The SARs are exercisable after five years (earlier upon the death, disability, or retirement of the officer, or in certain circumstances, of a change in control of PLC) and expire after ten years or upon termination of employment. The SARs activity as well as weighted average base price for 2001, 2002, and 2003 is as follows:

	Wtd. Avg. Base Price	No. of SARs
Balance at December 31, 2000	$18.64	875,000
SARs granted	26.34	138,751
P-SARs converted	22.31	100,072

Balance at December 31, 2001	$19.92	1,113,823
SARs granted	32.00	480,000
SARs exercised	32.60	(80,000)
SARs canceled	22.31	(15,000)

Balance at December 31, 2002	$23.90	1,498,823
SARs granted	26.49	95,000
SARs converted	22.31	45,838
SARs canceled	30.77	(22,500)

Balance at December 31, 2003	$23.91	1,617,161

        The outstanding SARs at December 31, 2003, were at the following base prices:

Base Price	SARs Outstanding	Remaining Life in Years	Currently Exercisable
$17.44	580,000	2	580,000
22.31	419,661	6	239,161
31.26	50,000	7	0
31.29	7,500	7	2,500
32.00	465,000	8	30,000
26.49	95,000	9	15,000

        The SARs issued in 2001, 2002, and 2003 had estimated fair values at grant date of $0.6 million, $3.7 million, and $0.6 million, respectively. The fair value of the 2003 SARs was estimated using a Black-Scholes option pricing model. Assumptions used in the model were as follows: expected volatility of 25.0% (approximately equal to that of the S&P Life and Health Insurance Index), a risk-free interest rate of 3.1%, a dividend rate of 2.1%, and an expected exercise date of 2009.

        PLC will pay an amount equal to the difference between the specified base price of PLC's Common Stock and the market value at the exercise date for each SAR.

        The expense recorded by PLC for its stock-based compensation plans was $5.5 million, $5.2 million, and $5.6 million in 2003, 2002, and 2001, respectively. PLC's obligations of its stock-based compensation plans that are expected to be settled in shares of PLC's Common Stock are reported as a component of PLC's share-owners' equity.

NOTE N — REINSURANCE

        Protective reinsures certain of its risks with, and assumes risks from other insurers under yearly renewable term, coinsurance, and modified coinsurance agreements. Under yearly renewable term agreements, Protective generally pays specific premiums to the reinsurer and receives specific amounts from the reinsurer as reimbursement for certain expenses. Coinsurance agreements are accounted for by passing a portion of the risk to the reinsurer. Generally, the reinsurer receives a proportionate part of the premiums less commissions and is liable for a corresponding part of all benefit payments. Modified coinsurance is accounted for similarly to coinsurance except that the liability for future policy benefits is held by the original company, and settlements are made on a net basis between the companies. A substantial portion of Protective's new life insurance and credit insurance sales is being reinsured. Protective reviews the financial condition of its reinsurers.

        Protective continues to monitor the consolidation of reinsurers and the concentration of credit risk Protective has with any reinsurer. At December 31, 2003, Protective had reinsured approximately 89.6% of the face value of its life insurance in force. Protective had reinsured approximately 59.1% of the face value of its life insurance in force with three reinsurers. These reinsurers had a minimum Standard & Poor's rating of AA- and a minimum A. M. Best rating of A+. Protective has not experienced any credit losses for the years ended December 31, 2003, 2002, or 2001 related to these reinsurers.

        Protective has reinsured approximately $292.7 billion, $219.0 billion and $171.4 billion in face amount of life insurance risks with other insurers representing $781.8 million, $546.0 million and $565.1 million of premium income for 2003, 2002, and 2001, respectively. Protective has also reinsured accident and health risks representing $61.6 million, $61.5 million and $122.7 million of premium income for 2003, 2002, and 2001, respectively. In addition, Protective reinsured property and casualty risks representing $91.0 million, $143.9 million, and $83.3 million of premium income for 2003, 2002, and 2001, respectively. In 2003 and 2002, policy and claim reserves relating to insurance ceded of $2,230.7 million and $2,304.9 million, respectively, are included in reinsurance receivables. Should any of the reinsurers be unable to meet its obligation at the time of the claim, obligation to pay such claim would remain with Protective. At December 31, 2003 and 2002, Protective had paid $53.3 million and $45.5 million, respectively, of ceded benefits which are recoverable from reinsurers. In addition, at December 31, 2003, Protective had receivables of $66.6 million related to insurance assumed.

        In 2002, Protective discovered that it had overpaid reinsurance premiums to several reinsurance companies of approximately $94.5 million. At December 31, 2002, Protective had recorded cash and receivables totaling $69.7 million, which reflected the amounts received and Protective's then current estimate of amounts to be recovered in the future, based upon the information available. The corresponding increase in premiums and policy fees resulted in $62.5 million of additional amortization of deferred policy acquisition costs in 2002. The amortization of deferred policy acquisition costs takes into account the amortization relating to the increase in premiums and policy fees as well as the additional amortization required should the remainder of the overpayment not be collected. In 2003, Protective substantially completed its recovery of the reinsurance overpayment. As a result, Protective increased premiums and policy fees by $18.4 million in 2003. The increase in premiums and policy fees resulted in $6.1 million of additional amortization of deferred policy acquisitions costs. As a result of the recoveries, income before income tax increased $12.3 million and $7.2 million in 2003 and 2002, respectively.

NOTE O — ESTIMATED FAIR VALUES OF FINANCIAL INSTRUMENTS

        The carrying amount and estimated fair values of Protective's financial instruments at December 31 are as follows:

	2003		2002
	Carrying Amount	Fair Values	Carrying Amount	Fair Values
Assets (see Notes A and C):
Investments:
Fixed maturities	$12,927,520	$12,927,520	$11,655,465	$11,655,465
Equity securities	30,521	30,521	48,799	48,799
Mortgage loans on real estate	2,733,722	2,958,052	2,518,151	2,826,133
Short-term investments	510,635	510,635	447,155	447,155
Liabilities (see Notes A and E):
Stable value product account balances	4,676,531	4,736,681	4,018,552	4,124,192
Annuity account balances	3,480,577	3,475,167	3,697,495	3,751,223
Notes payable	2,234	2,234	2,264	2,264
Other (see Note A):
Derivative financial instruments	169,798	169,798	86,766	86,766

        Except as noted below, fair values were estimated using quoted market prices.

        Protective estimates the fair value of its mortgage loans using discounted cash flows from the next call date.

        Protective believes the fair value of its short-term investments and notes payable to banks approximates book value due to either being short-term or having a variable rate of interest.

        Protective estimates the fair value of its guaranteed investment contracts and annuities using discounted cash flows and surrender values, respectively.

        Protective believes it is not practicable to determine the fair value of its policy loans since there is no stated maturity, and policy loans are often repaid by reductions to policy benefits.

        Protective estimates the fair value of its derivative financial instruments using market quotes or derivative pricing models. The fair value represents the net amount of cash Protective would have received (or paid) had the contracts been terminated on December 31.

SCHEDULE III — SUPPLEMENTARY INSURANCE INFORMATION

PROTECTIVE LIFE INSURANCE COMPANY AND SUBSIDIARIES

(in thousands)

COL. A	COL. B	COL. C	COL. D	COL. E	COL. F	COL. G	COL. H	COL. I	COL. J
Segment	Deferred Policy Acquisition Costs	Future Policy Benefits and Claims	Unearned Premiums	Stable Value Products, Annuity Contracts and Other Policyholders' Funds	Net Premiums and Policy Fees	Net Investment Income(1)	Benefits and Settlement Expenses	Amortization of Deferred Policy Acquisition Costs	Other Operating Expenses(1)
Year Ended December 31, 2003:
Life Marketing	$1,185,102	$4,846,032	$1,854	$62,641	$198,653	$229,913	$253,785	$66,078	$(50,379)
Acquisitions	385,042	3,185,708	354	917,402	213,912	246,143	291,768	32,690	41,537
Annuities	101,096	593,119	5,329	2,618,571	26,265	224,330	197,955	38,196	23,969
Stable Value Products	7,186	0	0	4,520,956	0	233,104	186,565	2,279	5,349
Asset Protection	177,793	201,252	733,942	5,739	262,518	38,972	162,484	84,653	81,850
Corporate and Other	7,349	76,819	2,172	189,969	34,326	8,281	31,520	1,211	36,773
Adjustments(2)	0	47,161	76	189	0	0	0	0	0

TOTAL	$1,863,568	$8,950,091	$743,727	$8,315,467	$735,674	$980,743	$1,124,077	$225,107	$139,099

Year Ended December 31, 2002:
Life Marketing	$973,631	$4,031,021	$318	$48,558	$220,184	$208,451	$228,225	$117,836	$(41,501)
Acquisitions	435,592	3,240,407	395	1,040,855	224,485	252,147	301,400	35,245	45,395
Annuities	93,140	571,109	0	2,742,642	25,826	220,433	186,107	24,669	26,037
Stable Value Products	4,908	0	0	3,930,668	0	246,098	196,576	2,304	4,946
Asset Protection	194,281	259,974	839,955	8,714	303,451	43,789	220,341	86,129	89,632
Corporate and Other	7,702	81,010	2,212	115,708	36,097	890	34,436	1,479	30,061
Adjustments(2)	0	63,775	286	3,567	0	0	0	0	0

TOTAL	$1,709,254	$8,247,296	$843,166	$7,890,712	$810,043	$971,808	$1,167,085	$267,662	$154,570

Year Ended December 31, 2001:
Life Marketing					$120,996	$178,866	$190,538	$41,399	$(22,957)
Acquisitions					182,432	187,535	238,877	20,500	41,684
Annuities					28,145	167,809	137,204	24,021	24,073
Stable Value Products						261,079	222,306	1,662	3,961
Asset Protection					250,061	48,617	154,893	57,681	79,453
Corporate and Other					37,034	(8,703)	28,806	1,795	25,827

TOTAL					$618,668	$835,203	$972,624	$147,058	$152,041

(1)	Allocations of Net Investment Income and Other Operating Expenses are based on a number of assumptions and estimates and results would change if different methods were applied.
(2)	Balance Sheet adjustments represent the inclusion of assets related to discontinued operations.

SCHEDULE IV — REINSURANCE

PROTECTIVE LIFE INSURANCE COMPANY AND SUBSIDIARIES

(dollars in thousands)

COL. A	COL. B	COL. C	COL. D	COL. E	COL. F
	Gross Amount	Ceded to Other Companies	Assumed from Other Companies	Net Amount	Percentage of Amount Assumed to Net
Year Ended December 31, 2003:
Life insurance in force	$324,318,517	$292,740,795	$22,176,303	$53,754,025	41.3%

Premiums and policy fees:
Life insurance	$1,011,553	$765,276	$247,592	$493,869	50.1%
Accident/health insurance	99,023	61,644	59,633	97,012	61.5%
Property and liability insurance	170,322	91,015	65,688	144,995	45.3%

TOTAL	$1,280,898	$917,935	$372,913	$735,876

Year Ended December 31, 2002:
Life insurance in force	$248,994,479	$219,025,215	$21,523,110	$51,492,374	41.8%

Premiums and policy fees:
Life insurance	$831,129	$532,738	$235,198	$533,589	44.1%
Accident/health insurance	103,858	61,512	44,337	86,683	51.1%
Property and liability insurance	194,601	143,908	110,543	161,236	68.6%

TOTAL	$1,129,588	$738,158	$390,078	$781,508

Year Ended December 31, 2001:
Life insurance in force	$191,105,512	$171,449,182	$23,152,614	$42,808,944	54.1%

Premiums and policy fees:
Life insurance	$774,294	$565,130	$198,832	$407,996	48.7%
Accident/health insurance	181,509	122,747		58,762	0.0%
Property and liability insurance	158,890	83,274	76,295	151,911	50.2%

TOTAL	$1,114,693	$771,151	$275,127	$618,669

SCHEDULE V — VALUATION ACCOUNTS

PROTECTIVE LIFE INSURANCE COMPANY AND SUBSIDIARIES

(dollars in thousands)

COL. A	COL. B	COL. C		COL. D	COL. E
Additions
Description	Balance at beginning of period	(1) Charged to costs and expenses	(2) Charges to other accounts	Deductions	Balance at end of period
2003
Allowance for Uncollected Reinsurance Receivable	$24,833	$0	$0	$18,371	$6,462

2002
Allowance for Uncollected Reinsurance Receivable	$0	$0	$24,833	$0	$24,833

PART C
OTHER INFORMATION

Item 27.    Exhibits.

1.	Certified resolutions of the board of directors of Protective Life Insurance Company establishing Protective Variable Life Separate Account. (1)
2.	Custodian Agreements — None.
3.	(a) Form of Underwriting Agreement among Protective Life Insurance Company, Investment Distributors, Inc. and Protective Variable Life Separate Account. (2)
(a)(1) Amendment I to the Underwriting Agreement.(8)
(b) Form of Distribution Agreement between Investment Distributors, Inc. and selling broker-dealers. (2)
4.	(a) Form of Contract Single Premium Plus.(5)
(a)(1) Form of Contract Protective Preserver.(4)
(b) Policy Value Credit Endorsement.(4)
(c) Comprehensive Long-Term Care Accelerated Death Benefit Rider.(8)
(d) Lapse Protection Rider.(4)
(e) Policy Loan Endorsement.(12)
(f) Waiver of Surrender Charge Endorsement.(8)
(g) Interest Rate Endorsement
5.	(a) Form of Contract Application — Single Premium Plus.(8)
(b) Form of Contract Application — Protective Preserver.(4)
6.	(a) Charter of Protective Life Insurance Company.(1)
(b) By-Laws of Protective Life Insurance Company.(1)
7.	(a) Form of Automatic and Facultative Yearly Renewable Term Agreement. (17)
(b) Form of Yearly Renewable Term Reinsurance Agreement.(17)
(c) List of Reinsurers.
8.	(a) Participation/Distribution Agreement.(2)
(a)(1) Amendment I to the Participation/Distribution Agreement.(8)
(b) Participation Agreement (Oppenheimer Variable Account Funds).(3)
(c) Participation Agreement (MFS Variable Insurance Trust).(3)
(d) Participation Agreement (Acacia Capital Corporation).(3)
(e) Participation Agreement (Van Eck Worldwide Insurance Trust).(7)
(f) Participation Agreement (Van Kampen Life Investment Trust).(11)
(g) Form of Participation Agreement (Fidelity Variable Insurance Products Funds). (12)
(h) Participation Agreement (Lord Abbett Series Fund, Inc.).(14)
(i) Participation Agreement for Class II Shares (Van Kampen).(18)
(j) Form of Participation Agreement for Service Class Shares (Universal Institutional Funds, Inc.). (18)
(k) Participation Agreement (Goldman Sachs Variable Insurance Trust)(19)
9.	Administrative Contracts — Not applicable.
10.	Other Material Contracts — Not applicable.
11.	Opinion and consent of Nancy Kane, Esq.
12.	Actuarial Opinion. Not applicable.
13.	Calculations. Not applicable.

14.	Other Opinions.
(a) Consent of Sutherland Asbill & Brennan LLP.
(b) Consent of PricewaterhouseCoopers, L.L.P.
15.	Omitted Financial Statements. No Financial Statements are omitted from Item 24.
16.	Initial Capital Agreements. Not applicable.
17.	Redeemability Exemption.
(a) Memorandum pursuant to Rule 6e-3(T)(b)(12)(iii) describing issue, transfer and redemption procedures.
18.	Power of Attorney

(1)	Incorporated herein by reference to the initial filing of the Form S-6 Registration Statement, (File No. 33-61599) as filed with the Commission on August 4, 1995.
(2)	Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Form S-6 Registration Statement, (File No. 33-61599) as filed with the Commission on December 22, 1995.
(3)	Incorporated herein by reference to Post-Effective Amendment No. 5 to the Form N-4 Registration Statement (File No. 33-70984) as filed with the Commission on April 30, 1997.
(4)	Incorporated herein by reference to the Post-Effective Amendment No. 4 to the Form S-6 Registration Statement (File No. 333-45963) as filed with the Commission on October 31, 2001.
(5)	Incorporated herein by reference to the initial filing of the Form S-6 Registration Statement (File No. 33-45963) as filed with the Commission on February 10, 1998.
(6)	Incorporated herein by reference to Pre-Effective Amendment No. 2 to the Form S-6 Registration Statement (File No. 333-45963) as filed with the Commission on June 19, 1998.
(7)	Incorporated herein by reference to Pre-Effective Amendment Number 1 to the Form N-4 Registration Statement (File No. 333-60149) filed with the Commission on October 26, 1998.
(8)	Incorporated herein by reference to Pre-Effective Amendment Number 1 to the Form S-6 Registration Statement (File No. 333-45963) filed with the Commission on June 3, 1998.
(9)	Incorporated herein by reference to Post-Effective Amendment Number 5 to the Form S-6 Registration Statement (File No. 333-45963) filed with the Commission on February 27, 2002.
(10)	Incorporated herein by reference to Post-Effective Amendment Number 5 to the Form S-6 Registration Statement (File No. 33-61599) filed with the Commission on April 25, 2000.
(11)	Incorporated herein by reference to Post-Effective Amendment No. 9 to the Form N-4 Registration Statement (33-70984) as filed with the Commission on April 20, 2000.
(12)	Incorporated herein by reference to Post-Effective Amendment No. 7 to the Form S-6 Registration Statement (File No. 33-61599) as filed with the Commission on April 20, 2001.
(13)	Incorporated herein by reference to Post-Effective Amendment No. 3 to the Form S-6 Registration Statement (File No. 333-52215) as filed with the Commission on April 20, 2000.
(14)	Incorporated herein by reference to Post-Effective Amendment No. 3 to the Form N-4 Registration Statement (File No. 333-94047) as filed with the Commission on April 25, 2002.
(15)	Incorporated herein by reference to Post-Effective Amendment No. 5 to the Form S-6 Registration Statement (File No. 333-52215) as filed with the Commission on April 30, 2002.
(16)	Incorporated herein by reference to Post-Effective Amendment No. 7 to the Form N-6 Registration Statement (File No. 333-45963) as filed with the Commission on February 26, 2003.
(17)	Incorporated herein by reference to Post-Effective Amendment No. 7 to the Form N-6 Registration Statement (File No. 333-52215) as filed with the Commission on April 30, 2003.
(18)	Incorporated herein by reference to Post-Effective Amendment No. 5 to the Form N-4 Registration Statement (File No. 333-94047) as filed with the Commission on April 30, 2003.
(19)	Incorporated herein by reference to the initial Registration Statement on Form N-4 (File No. 333-112892) filed with the Commission on February 17, 2004.

Item 28.    Directors and Officers of Depositor.

Name and Principal Business Address	Position and Offices with Depositor
John D. Johns	Chairman of the Board, President, and Director
R. Stephen Briggs	Executive Vice President, Life and Annuity Division and Director
Allen W. Ritchie	Executive Vice President and Chief Financial Officer and Director
Carolyn King	Senior Vice President, Acquisitions, and Director
Deborah J. Long	Senior Vice President, General Counsel, Secretary, and Director
Brent E. Griggs	Senior Vice President, Asset Protection Division
Wayne E. Stuenkel	Senior Vice President and Chief Actuary, and Director
Judy Wilson	Senior Vice President, Stable Value Products
T. Davis Keyes	Director
J. William Hamer, Jr.	Director
Richard J. Bielen	Senior Vice President, Chief Investment Officer and Treasurer, and Director
Carl S. Thigpen	Senior Vice President, Chief Mortgage and Real Estate Officer and Assistant Secretary
Jerry W. DeFoor	Vice President
John B. Deremo	Senior Vice President, Life and Annuity Division
Alan E. Watson	Senior Vice President, Life and Annuity Division
Steven G. Walker	Vice President, Controller and Chief Accounting Officer

*	Unless otherwise indicated, principal business address is 2801 Highway 280 South, Birmingham, Alabama 35223.

Item 29.    Persons Controlled by or Under Common Control With the Depositor and Registrant.

        The registrant is a segregated asset account of the Company and is therefore owned and controlled by the Company. All of the Company's outstanding voting common stock is owned by Protective Life Corporation. Protective Life Corporation is described more fully in the prospectus included in this registration statement. Various companies and other entities controlled by Protective Life Corporation may therefore be considered to be under common control with the registrant or the Company. Such other companies and entities, together with the identity of their controlling persons (where applicable), are set forth in Exhibit 21 to Form 10-K of Protective Life Corporation for the fiscal year ended December 31, 2003 (File No. 1-12332) filed with the Commission on March 30, 2004.

Item 30.    Indemnification.

        Article XI of the By-laws of Protective Life provides, in substance, that any of Protective Life's directors and officers, who is a party or is threatened to be made a party to any action, suit or proceeding, other than an action by or in the right of Protective Life, by reason of the fact that he is or was an officer or director, shall be indemnified by Protective Life against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with such claim, action, suit or proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of Protective Life and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. If the claim, action or suit is or was by or in the right of Protective Life to procure a judgment in its favor, such person shall be indemnified by Protective Life against expenses (including attorneys' fees) actually and reasonably incurred by him in connection with the defense or settlement of such action or suit if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of Protective Life, except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable for negligence or misconduct in the performance of his duty to Protective Life unless and only to the extent that the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which such court shall deem proper. To the extent that a director or officer has been successful on the merits or otherwise in defense of any such action, suit or proceeding, or in defense of any claim, issue or matter therein, he shall be indemnified by Protective Life against expenses (including attorneys' fees) actually and reasonably incurred by him in connection therewith, not withstanding that he has not been successful on any other claim issue or matter in any such action, suit or proceeding. Unless ordered by a court, indemnification shall be made by Protective Life only as authorized in the specific case upon a determination that indemnification of the officer or director is proper in the circumstances because he has met the applicable standard of conduct. Such determination shall be made (a) by the Board of Directors by a majority vote of a quorum consisting of directors who were not parties to, or who have been successful on the merits or otherwise with respect to, such claim action, suit or proceeding, or (b) if such a quorum is not obtainable, or, even if obtainable a quorum of disinterested directors so directs, by independent legal counsel in a written opinion or (c) by the shareholders.

        In addition, the executive officers and directors are insured by PLC's Directors' and Officers' Liability Insurance Policy including Company Reimbursement and are indemnified by a written contract with PLC which supplements such coverage.

        Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification may be against public policy as expressed in the Act and may be, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than payment by the Registrant of expenses incurred or paid by a director, officer, or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 31.    Principal Underwriter.

  (a)
  Other Activity. Investment Distributors, Inc. ("IDI") is the principal underwriter of the Policies as defined in the Investment Company Act of 1940. IDI is also principal underwriter for the PIC Fund, the Protective Variable Annuity Separate Account, and the Variable Annuity Separate Account A of Protective Life.

  (b)
  Management. The following information is furnished with respect to the officers and directors of Investment Distributors, Inc.
Name and Principal Business Address*	Position and Offices	Position and Offices with Registrant
Carolyn King	President and Director	Senior Vice President, Acquisitions, and Director
Robert Stephen Briggs	Vice President and Director	Executive Vice President, Life and Annuity Division and Director
A.S. Williams, III	Director	None
Kevin B. Borie	Assistant Secretary and Director	Vice President and Actuary, Life and Annuity Division
Janet Summey	Secretary	Second Vice President, Life and Annuity Division

Bonnie Miller	Assistant Secretary	Second Vice President, Life and Annuity Division
Gary Carroll	Chief Compliance Officer and Director	Second Vice President, Compliance, Life and Annuity Division
Thomas R. Barrett	Chief Financial Officer and Director	Director of Operational Accounting, Life and Annuity Division
Joseph F. Gilmer	Assistant Financial Officer	Director I, Financial Reporting Corporate Accounting

*	Unless otherwise indicated, principal business address is 2801 Highway 280 South, Birmingham, Alabama, 35223.
  (c)
  Compensation From the Registrant. The following commissions were received by each principal underwriter, directly or indirectly, from the Registrant during the Registrant's last fiscal year:
(1) Name of Principal Underwriter	(2) Net Underwriting Discounts and Commissions	(3) Compensation on Redemption	(4) Brokerage Commissions	(5) Other Compensation
Investments Distributors, Inc.	None	None	N/A	N/A

Item 32.    Location of Accounts and Records.

        All accounts and records required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules thereunder are maintained by Protective Life Insurance Company at 2801 Highway 280 South, Birmingham, Alabama 35223.

Item 33.    Management Services.

        All management contracts are discussed in Part A or Part B.

Item 34.    Fee Representation.

        Protective Life hereby represents that the fees and charges deducted under the variable life insurance policies described herein are, in the aggregate, reasonable in relation to the services rendered, the expenses expected to be incurred and the risks assumed by it under such policies.

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, Protective Variable Life Separate Account certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this Registration Statement and has duly caused this Post-Effective Amendment to the Registration Statement on Form N-6 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Birmingham, State of Alabama on April 30, 2004.

PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT (Registrant)
By:	/s/ JOHN D. JOHNS John D. Johns, Chairman of the Board and President Protective Life Insurance Company

PROTECTIVE LIFE INSURANCE COMPANY (Depositor)
By:	/s/ JOHN D. JOHNS John D. Johns, Chairman of the Board and President Protective Life Insurance Company

        As required by the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement on Form N-6 has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ JOHN D. JOHNS John D. Johns	Chairman of the Board, President and Director (Principal Executive Officer)	April 30, 2004
/s/ ALLEN W. RITCHIE Allen W. Ritchie	Executive Vice President, Chief Financial Officer and Director (Principal Financial Officer)	April 30, 2004
/s/ STEVEN G. WALKER Steven G. Walker	Vice President, Controller and Chief Accounting Officer (Principal Accounting Officer)	April 30, 2004
* R. Stephen Briggs	Director
* Richard J. Bielen	Director

* J. William Hamer, Jr.	Director
* T. Davis Keyes	Director
* Carolyn King	Director
* Deborah J. Long	Director
* Wayne E. Stuenkel	Director
*By: /s/ NANCY KANE Nancy Kane Attorney-in-Fact		April 30, 2004

EXHIBIT INDEX

4.	(g) Interest Rate Endorsement
7.	(c) List of Reinsurers.
11.	Opinion and Consent of Nancy Kane, Esq.
14.	(a) Consent of Sutherland Asbill & Brennan LLP.
(b) Consent of PricewaterhouseCoopers, L.L.P.
17.	Redeemability Exemption
(a) Memorandum pursuant to Rule 6c-3(T)(b)(12)(iii) describing issue, transfer and redemption procedures.
18.	Power of Attorney.

QuickLinks

Table of Contents
POLICY BENEFITS/RISKS SUMMARY
  Policy Benefits
  Policy Risks
  Fund Risks
FEE TABLES Protective Preserver
FUND EXPENSES
THE POLICY
PREMIUMS
CALCULATION OF POLICY VALUE
DEATH BENEFIT PROCEEDS
TRANSFERS OF POLICY VALUE
SURRENDERS AND WITHDRAWALS
POLICY LOANS
SUSPENSION OR DELAYS IN PAYMENTS
POLICY LAPSE AND REINSTATEMENT
THE COMPANY AND THE GUARANTEED ACCOUNT
THE VARIABLE ACCOUNT AND THE FUNDS
  Goldman Sachs Variable Insurance Trust
  Van Kampen Life Investment Trust
  The Universal Institutional Funds, Inc.
  MFS® Variable Insurance Trust
  Oppenheimer Variable Account Funds
  Fidelity® Variable Insurance Products Funds
  Lord Abbett Series Fund, Inc.
CHARGES AND DEDUCTIONS
TAX CONSIDERATIONS
SUPPLEMENTAL RIDERS AND ENDORSEMENTS
EXCHANGE PRIVILEGE
  Effects of the Exchange Offer
USE OF THE POLICY
STATE VARIATIONS
SALE OF THE POLICIES
LEGAL PROCEEDINGS
ARBITRATION
FINANCIAL STATEMENTS
GLOSSARY
STATEMENT OF ADDITIONAL INFORMATION
APPENDIX A
APPENDIX B
  Annual Fund Operating Expenses
  Calvert Variable Series, Inc.
  Van Eck Worldwide Insurance Trust
STATEMENT OF ADDITIONAL INFORMATION
ADDITIONAL POLICY INFORMATION
SUPPLEMENTAL RIDERS AND ENDORSEMENTS
ILLUSTRATIONS
ADDITIONAL INFORMATION
INDEX TO FINANCIAL STATEMENTS
REPORT OF INDEPENDENT AUDITORS
REPORT OF INDEPENDENT AUDITORS
CONSOLIDATED STATEMENTS OF INCOME
CONSOLIDATED BALANCE SHEETS
CONSOLIDATED STATEMENTS OF SHARE-OWNER'S EQUITY
CONSOLIDATED STATEMENTS OF CASH FLOWS